UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☒           Preliminary Proxy Statement
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☐            Definitive Proxy Statement
☐            Definitive Additional Materials
☐            Soliciting Material Pursuant to §240.14a-12

American Restaurant Concepts, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN RESTAURANT CONCEPTS, INC.

212 Guilbeau Road
Lafayette, LA 70506
(904) 741-5500

May 13, 2014

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of American Restaurant Concepts, Inc., a Florida corporation, to be held on Friday, June 13, 2014 at 10:00 a.m. local time at our corporate office located at 13453 North Main Street, Suite 206, Jacksonville, FL 32218, for the following purposes:

1.	to consider and vote upon a proposal to change our state of incorporation from Florida to Nevada;

2.	to consider and vote upon a proposal to change our name from “American Restaurant Concepts, Inc.” to “ARC Holdings, Inc.”;

3.	to consider and vote upon a proposal to authorize the issuance of up to 10,000,000 shares of preferred stock;

4.	to consider and vote upon a proposal to adopt the American Restaurant Concepts, Inc. 2014 Stock Incentive Plan;

5.
to consider and vote upon a proposal to add a provision to the proposed articles of incorporation of American Restaurant Concepts, Inc. in Nevada (the “Nevada Charter”) opting out of Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive;

6.	to consider and vote upon a proposal to add a provision to the Nevada Charter opting out of Nevada Revised Statutes Sections 78.411 through 78.444, inclusive;

7.
to consider and vote upon a proposal to add a provision to the Nevada Charter to provide indemnification for, and limit the liability of, our officers and directors to the fullest extent permitted by Nevada law;

8.	to consider and vote upon a proposal to add a provision to the Nevada Charter to grant the power to adopt, amend or repeal the bylaws exclusively to our board of directors; and

9.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the annual meeting, please vote your shares as promptly as possible using the enclosed proxy card, or via telephone, facsimile, email or the Internet as instructed in the enclosed proxy materials, in order to ensure your representation at the annual meeting. If you attend the annual meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

The accompanying proxy statement provides you with detailed information about the annual meeting and each of the proposals described above. We encourage you to read the entire proxy statement and its annexes carefully. You may also obtain additional information about us from documents that we have filed with the Securities and Exchange Commission.

Thank you in advance for your cooperation and continued support.

Sincerely,

Richard W. Akam
Chief Executive Officer

AMERICAN RESTAURANT CONCEPTS, INC.

212 Guilbeau Road
Lafayette, LA 70506
 (904) 741-5500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 13, 2014

To the Shareholders of American Restaurant Concepts, Inc.:

On behalf of the board of directors of American Restaurant Concepts, Inc., a Florida corporation, we are pleased to deliver the accompanying proxy statement for the annual meeting of shareholders to be held on Friday, June 13, 2014 at 10:00 a.m. local time at our corporate office located at 13453 North Main Street, Suite 206, Jacksonville, FL 32218, for the following purposes:

1.	to consider and vote upon a proposal to change our state of incorporation from Florida to Nevada;

2.	to consider and vote upon a proposal to change our name from “American Restaurant Concepts, Inc.” to “ARC Holdings, Inc.”;

3.	to consider and vote upon a proposal to authorize the issuance of up to 10,000,000 shares of preferred stock;

4.	to consider and vote upon a proposal to adopt the American Restaurant Concepts, Inc. 2014 Stock Incentive Plan;

5.
to consider and vote upon a proposal to add a provision to the proposed articles of incorporation of American Restaurant Concepts, Inc. in Nevada (the “Nevada Charter”) opting out of Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive;

6.	to consider and vote upon a proposal to add a provision to the Nevada Charter opting out of Nevada Revised Statutes Sections 78.411 through 78.444, inclusive;

7.
to consider and vote upon a proposal to add a provision to the Nevada Charter to provide indemnification for, and limit the liability of, our officers and directors to the fullest extent permitted by Nevada law;

8.	to consider and vote upon a proposal to add a provision to the Nevada Charter to grant the power to adopt, amend or repeal the bylaws exclusively to our board of directors; and

9.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Our board of directors has fixed April 28, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. Only holders of record of shares of our common stock at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting.

Whether or not you plan to attend the annual meeting, please vote your shares as promptly as possible using the enclosed proxy card, or via telephone, facsimile, email or the Internet as instructed in the enclosed proxy materials, in order to ensure your representation at the annual meeting. If you attend the annual meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

By order of the board of directors,

Richard W. Akam
Chief Executive Officer
Lafayette, Louisiana May 13, 2014

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 13, 2014: To obtain a copy of the proxy statement through the Internet, go to www.proxyandprinting.com, click on “Vote Your Proxy,” then click on “American Restaurant Concepts, Inc.”

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1

PROPOSAL NO. 1 – APPROVAL OF A CHANGE OF OUR STATE OF INCORPORATION FROM FLORIDA TO NEVADA	8

Description of the Proposal	8

Summary	8

General	8

The Reincorporation	9

Reasons for the Reincorporation	10

Possible Anti-Takeover Effect	11

Comparison of Shareholder Rights Under Florida and Nevada Corporate Law and Organizational Documents	13

Amendment or Termination of the Reincorporation Merger Agreement	35

Regulatory Approvals	36

Accounting Treatment	36

Federal Income Tax Consequences of the Reincorporation	36

Securities Act Consequences	37

Effect of Approving the Proposal	37

Interests of Officers and Directors	37

No Appraisal or Dissenters’ Rights	37

Vote Required	37

Recommendation of Our Board of Directors	38

PROPOSAL NO. 2 – APPROVAL OF A CHANGE OF OUR NAME FROM “AMERICAN RESTAURANT CONCEPTS, INC.” TO “ARC HOLDINGS, INC.”	38

Description of the Proposal	38

Reasons for the Proposal	38

Effect of Approving the Proposal	38

The Amendment	38

Change in Stock Symbol	39

Relationship to Proposal No. 1	39

No Appraisal or Dissenters’ Rights	39

Vote Required	39

Recommendation of Our Board of Directors	39

PROPOSAL NO. 3 – APPROVAL OF AUTHORIZATION TO ISSUE UP TO 10,000,000 SHARES OF PREFERRED STOCK	40

Description of the Proposal	40

Reasons for the Proposal	40

Effect of Approving the Proposal	40

Possible Anti-Takeover Effect	41

The Amendment	41

Relationship to Proposal No. 1	42

No Appraisal or Dissenters’ Rights	42

Vote Required	42

Recommendation of Our Board of Directors	42

PROPOSAL NO. 4 – ADOPTION OF THE AMERICAN RESTAURANT CONCEPTS, INC. 2014 STOCK INCENTIVE PLAN	42

Purpose of the Plan	42

Administration of the Plan	43

Individuals Eligible for Awards	43

Stock Available for Awards	43

General Provisions of Awards	43

Awards Available Under the Plan	44

Change in Control Events Under the Plan	46

Termination of Awards Under the Plan	48

Rights of Participants	49

Delivery of Share Certificates	49

Transferability of Awards	49

Withholding	50

Amendment or Termination of the Plan or Awards	50

Federal Income Tax Consequences	50

New Plan Benefits	53

Equity Compensation Plan Information	54

Effect of Approving the Plan	55

Registration on Form S-8	55

Relationship to Proposal No. 1	55

Relationship to Proposal No. 2	56

Interests of Officers and Directors	56

ii

No Appraisal or Dissenters’ Rights	56

Vote Required	56

Recommendation of Our Board of Directors	56

PROPOSAL NO. 5 – APPROVAL TO OPT OUT OF THE NEVADA CONTROL SHARE ACQUISITION STATUTE	57

Description of the Proposal	57

The Nevada Control Share Acquisition Statute	57

Reasons for the Proposal	58

Effect of Approving the Proposal	58

The Opt-Out Provision	59

Contingent Proposal	59

No Appraisal or Dissenters’ Rights	59

Vote Required	59

Recommendation of Our Board of Directors	59

PROPOSAL NO. 6 – APPROVAL TO OPT OUT OF THE NEVADA BUSINESS COMBINATIONS STATUTE	59

Description of the Proposal	59

The Nevada Business Combinations Statute	60

Reasons for the Proposal	61

Effect of Approving the Proposal	61

The Opt-Out Provision	61

Contingent Proposal	62

No Appraisal or Dissenters’ Rights	62

Vote Required	62

Recommendation of Our Board of Directors	62

PROPOSAL NO. 7 – APPROVAL TO INDEMNIFY AND LIMIT THE LIABILITY OF OUR OFFICERS AND DIRECTORS TO THE FULLEST EXTENT PERMITTED BY NEVADA LAW	62

Description of the Proposal	62

Indemnification and Limitations on Liability Under Nevada Law	63

Reasons for the Proposal	63

Effect of Approving the Proposal	64

The Indemnification and Limitation on Liability Provision	64

iii

Contingent Proposal	65

Interests of Officers and Directors	65

No Appraisal or Dissenters’ Rights	65

Vote Required	66

Recommendation of Our Board of Directors	66

PROPOSAL NO. 8 – APPROVAL TO GRANT THE POWER TO ADOPT, AMEND OR REPEAL THE BYLAWS EXCLUSIVELY TO OUR BOARD OF DIRECTORS	66

Description of the Proposal	66

Reasons for the Proposal	66

Possible Anti-Takeover Effect	67

Effect of Approving the Proposal	67

The Bylaw Provision	67

Contingent Proposal	68

Interests of Officers and Directors	68

No Appraisal or Dissenters’ Rights	68

Vote Required	68

Recommendation of Our Board of Directors	68

EXECUTIVE COMPENSATION	69

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	73

HOUSHOLDING OF PROXY MATERIALS	74

SHAREHOLDER PROPOSALS	74

ANNUAL REPORT ON FORM 10-K	75

OTHER MATTERS	75

ANNEXES

A.	AGREEMENT AND PLAN OF MERGER	A-1

B.	ARTICLES OF INCORPORATION OF AMERICAN RESTAURANT CONCEPTS, INC., A NEVADA CORPORATION.	B-1

C.	BYLAWS OF AMERICAN RESTAURANT HOLDINGS, INC., A NEVADA CORPORATION	C-1

D.	AMERICAN RESTAURANT CONCEPTS, INC. 2014 STOCK INCENTIVE PLAN	D-1

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AMERICAN RESTAURANT CONCEPTS, INC.

212 Guilbeau Road
Lafayette, LA 70506
 (904) 741-5500

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 13, 2014

This proxy statement is being furnished to holders of Class A common stock, par value $0.01 per share, of American Restaurant Concepts, Inc., a Florida corporation (the “Company,” “we,” “us,” and “our”). Proxies are being solicited on behalf of our board of directors to be used at the annual meeting of shareholders to be held on Friday, June 13, 2014 at 10:00 a.m. local time at our corporate office located at 13453 North Main Street, Suite 206, Jacksonville, FL 32218, and at any adjournments or postponements thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

We are using the Securities and Exchange Commission (the “SEC”) rule that allows us to deliver a “full set” of our proxy materials by mail to all of our shareholders of record as of the record date. Our proxy materials consist of the Notice of Annual Meeting of Shareholders, this proxy statement and a proxy card. We will mail our proxy materials to shareholders on or about May 13, 2014. In addition to mailing our proxy materials, we will also provide access to our proxy materials over the Internet on or about May 13, 2014. The proxy statement contains instructions on how to access and review all of the important information contained in the proxy materials via the Internet. The proxy statement also instructs you on how you may submit your vote by mail using the enclosed proxy card, by telephone, facsimile, email or the Internet, or in person at the annual meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q:	Why did I receive this proxy statement?

A:
You received this proxy statement because our board of directors is soliciting your proxy to vote at the annual meeting of shareholders to be held on Friday, June 13, 2014 at 10:00 a.m. local time at our corporate office located at 13453 North Main Street, Suite 206, Jacksonville, FL 32218, and at any adjournments or postponements thereof. This proxy statement, along with the other proxy materials, summarizes the purposes of the annual meeting and the information that you need to know to vote at the annual meeting.

Q:	What does it mean if I receive more than one set of proxy materials?

A:
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in the proxy materials to ensure that all of your shares are voted.

Q:	Who is conducting and paying for this proxy solicitation?

A:
Our board of directors is conducting this proxy solicitation. We will pay for the entire cost of soliciting proxies, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. We may also reimburse brokerage houses, banks and other custodians, nominees, fiduciaries and agents for the costs of forwarding proxy materials to beneficial owners. Our officers, directors and employees may solicit proxies in person, by telephone or by other means of communication, but will not be paid any additional compensation for soliciting proxies.

Q:	When will the proxy materials be mailed to shareholders?

A:	The proxy materials will be mailed to shareholders on or about May 13, 2014.

Q:	Are the proxy materials available on the Internet?

A:
Yes. Pursuant to rules adopted by the SEC, we have elected to provide the proxy materials by mail as well as over the Internet. To obtain a copy of the proxy materials through the Internet, go to www.proxyandprinting.com, click on “Vote Your Proxy,” then click on “American Restaurant Concepts, Inc.”

Q:	How do I attend the annual meeting?

A:
The meeting will be held on Friday, June 13, 2014 at 10:00 a.m. local time at our corporate office located at 13453 North Main Street, Suite 206, Jacksonville, FL 32218. Information on how to vote in person at the annual meeting is discussed below.

Q:	Who may vote at the annual meeting?

A:
Only shareholders of record of our common stock at the close of business on the record date, which is April 28, 2014, are entitled to receive notice of and to vote at the annual meeting. On the record date, there were 6,455,224 shares of our common stock outstanding and entitled to vote at the annual meeting.

Shareholder of Record: Shares Registered in Your Name

If, on April 28, 2014, your shares were registered directly in your name with our transfer agent, Island Stock Transfer, then you are a shareholder of record. As a shareholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy via telephone, facsimile, email or the Internet as instructed below to ensure your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on April 28, 2014, your shares were held, not in your name, but rather in an account at a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that nominee. The nominee holding your account is considered to be the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your nominee regarding how to vote the shares in your account. You are also invited to attend the annual meeting in person. However, since you are not the shareholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your nominee.

Q:	What am I voting on?

A:	You are voting on the following 8 proposals:

●	a proposal to change our state of incorporation from Florida to Nevada;

●	a proposal to change our name from “American Restaurant Concepts, Inc.” to “ARC Holdings, Inc.”;

●	a proposal to authorize the issuance of up to 10,000,000 shares of preferred stock;

●	a proposal to adopt the American Restaurant Concepts, Inc. 2014 Stock Incentive Plan;

●
a proposal to add a provision to the proposed articles of incorporation of American Restaurant Concepts, Inc. in Nevada (the “Nevada Charter”) opting out of Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive;

●	a proposal to add a provision to the Nevada Charter opting out of Nevada Revised Statutes Sections 78.411 through 78.444, inclusive;

●	a proposal to add a provision to the Nevada Charter to provide indemnification for, and limit the liability of, our officers and directors to the fullest extent permitted by Nevada law; and

●	a proposal to add a provision to the Nevada Charter to grant the power to adopt, amend or repeal the bylaws exclusively to our board of directors.

Q:	What if another matter is properly brought before the meeting?

A:
Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying proxy card to vote on those matters in accordance with their best judgment.

Q:	How do I vote?

A:	You may vote “For” or “Against” or abstain from voting on each of the proposals. The procedures for voting are fairly simple:

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Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, or vote by proxy via telephone, facsimile, email or the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

●
To vote using the proxy card, simply complete, sign and date your proxy card and return it promptly in the postage-paid envelope provided, or return it to Island Stock Transfer, 15500 Roosevelt Blvd., Suite 301, Clearwater, FL 33760. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

●
To vote over the telephone, dial toll-free (877) 502-0550 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number found on the enclosed proxy card. Your vote must be received by 9:00 a.m. Eastern Standard Time on June 13, 2014 to be counted.

●
To vote by facsimile, simply complete, sign and date your proxy card and return it via facsimile to (727) 289-0069. Your vote must be received by 9:00 a.m. Eastern Standard Time on June 13, 2014 to be counted.

●
To vote by email, simply complete, sign and date your proxy card, scan the proxy card into electronic format, and return it via email to akotlova@islandstocktransfer.com. Your vote must be received by 9:00 a.m. Eastern Standard Time on June 13, 2014 to be counted.

●
To vote through the Internet, go to www.proxyandprinting.com, click on “Vote Your Proxy,” click on “American Restaurant Concepts, Inc.”, then click on “Vote Your Proxy” to complete an electronic proxy card. You will be asked to provide the control number found on the enclosed proxy card. Your vote must be received by 9:00 a.m. Eastern Standard Time on June 13, 2014 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares held in “street name” by a broker, bank or other nominee, you will receive a proxy card and instructions that you must follow in order to provide voting instructions to that nominee. To vote in person at the annual meeting, you must obtain a valid proxy from your nominee.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your access to the Internet, such as usage charges from Internet access providers and telephone companies.

4

Q:	How many votes do I have?

A:	On each matter to be voted upon, you will be entitled to one vote for each share of common stock that you own on April 28, 2014.

Q:	How are votes counted?

A:
Votes will be counted by our transfer agent, Island Stock Transfer, which will serve as the inspector of election for the meeting. The inspector of election will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote total for the proposal.

Q:	What are “broker non-votes”?

A:
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the nominee holding the shares. If the beneficial owner does not provide voting instructions, the nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to matters that are considered to be “non-routine.”

Under the rules and interpretations of the New York Stock Exchange, Proposal Nos. 3 and 4 are considered “non-routine” matters. Therefore, nominees that do not receive instructions from beneficial owners of shares held in “street name” may not vote on these proposals in their discretion. The remaining proposals are considered “routine” matters. Therefore, nominees that do not receive instructions from beneficial owners of shares held in “street name” may vote on these proposals in their discretion.

Q:	What is the quorum requirement?

A:
A quorum of shareholders is necessary to hold a valid shareholders meeting. A quorum will be present if shareholders holding a majority of the votes entitled to be cast on the proposal are present at the meeting in person or represented by proxy. On the record date, there were 6,455,224 shares of common stock outstanding and entitled to vote. Thus, the holders of 3,227,613 shares of common stock must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or vote in person at the meeting. Abstentions and shares held in “street name” by nominees that are voted on any matter will be counted towards the quorum requirement. Shares held in “street name” by nominees that are not voted on any matter will not be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

5

Q:	How many votes are needed to approve the proposal?

A:
Proposal No. 1 will be approved if a majority of all of the votes entitled to be cast on the proposal are cast in favor of the proposal. Abstentions and broker non-votes will be counted towards the votes cast and the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Each of the remaining proposals will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote total for the proposal.

Q:	How does the Company’s board of directors recommend that I vote?

A:	Our board of directors recommends that our shareholders vote:

●	“FOR” Proposal No. 1 to change our state of incorporation from Florida to Nevada;

●	“FOR” Proposal No. 2 to change our name from “American Restaurant Concepts, Inc.” to “ARC Holdings, Inc.”;

●	“FOR” Proposal No. 3 to authorize the issuance of up to 10,000,000 shares of preferred stock;

●	“FOR” Proposal No. 4 to adopt the American Restaurant Concepts, Inc. 2014 Stock Incentive Plan;

●
“FOR” Proposal No. 5 to add a provision to the proposed articles of incorporation of American Restaurant Concepts, Inc. in Nevada (the “Nevada Charter”) opting out of Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive;

●	“FOR” Proposal No. 6 to add a provision to the Nevada Charter opting out of Nevada Revised Statutes Sections 78.411 through 78.444, inclusive;

●	“FOR” Proposal No. 7 to add a provision to the Nevada Charter to provide indemnification for, and limit the liability of, our officers and directors to the fullest extent permitted by Nevada law; and

●	“FOR” Proposal No. 8 to add a provision to the Nevada Charter to grant the power to adopt, amend or repeal the bylaws exclusively to our board of directors.

Q:	What happens if I return a proxy card or otherwise vote but do not make specific choices?

A:
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” each of the proposals. If any other matter is properly presented at the meeting, one of the individuals named on your proxy card will vote your shares using his or her best judgment.

6

Q:	What happens if I do not return a proxy card or otherwise provide proxy instructions?

A:
The failure to return your proxy card or otherwise provide proxy instructions could be a factor in establishing a quorum for the annual meeting of our shareholders.

If you are a shareholder of record, it will count towards the votes cast and the vote total for Proposal No. 1 and will have the same effect as a vote “Against” the proposal. It will have no effect on the votes cast or the vote total for the remaining proposals.

If you are a beneficial owner of shares held in “street name” by a broker, bank or other nominee, the effect that it will have on the votes cast or the vote total for the proposal varies by the proposal. The nominee has the authority to vote on Proposal Nos. 1, 4, 5, 6, 7 and 8 in its discretion. If the nominee does not vote on these proposals, it will have no effect on the votes cast or the vote total for the proposals. The nominee does not have the authority to vote on Proposal Nos. 2 and 3. If the nominee does not vote on Proposal No. 2, it will count towards the votes cast and the vote total for the proposal and will have the same effect as a vote “Against” the proposal. If the nominee does not vote on Proposal No. 3, it will have no effect on the votes cast or the vote total for the proposal.

Q:	May I change my vote after submitting my proxy?

A:	Yes. You can revoke your proxy at any time before the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date;

●	You may grant a subsequent proxy by telephone, facsimile, email or the Internet;

●	You may send a timely written notice that you are revoking your proxy to Island Stock Transfer, 15500 Roosevelt Blvd., Suite 301, Clearwater, FL 33760; or

●	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone, facsimile, email or Internet proxy is the one that will be counted.

If your shares are held by a broker, bank or other nominee, you must follow the instructions received from that nominee in order to revoke your proxy.

Q:	How can I find out the results of the voting at the annual meeting?

A:
Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days of the date of the annual meeting. If final voting results are not available to us within four business days of the date of the annual meeting, we intend to file a Form 8-K with the SEC to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K with the SEC to publish the final results.

7

Q:	Who can help answer my questions?

A:
If you have questions about the annual meeting or proxy materials, including the procedures for voting your shares, you should contact our Secretary in writing at 13453 North Main Street, Suite 206, Jacksonville, FL 32218, or by calling (904) 741-5500.

PROPOSAL NO. 1

APPROVAL OF A CHANGE OF OUR STATE OF INCORPORATION
FROM FLORIDA TO NEVADA

Description of the Proposal

Our board of directors has adopted, and recommends that our shareholders approve, a change of our state of incorporation from Florida to Nevada. If the proposal is approved, we will change our state of incorporation from Florida to Nevada, which change will be effective upon the filing of articles of merger with the Secretary of State of the States of Florida and Nevada, respectively.

Summary

Assuming the reincorporation is approved by our shareholders and the reincorporation becomes effective, the principal effects of the reincorporation will be as follows:

●	the business and affairs of the Company will cease to be governed by Florida law and the Florida Charter Documents and will become subject to Nevada law and the Nevada Charter Documents;

●
the resulting Nevada corporation will be the same entity as the Company and will have all of the rights, powers and privileges, all of the properties and assets, all of the debts, liabilities and obligations, and all of the same officers and directors, of the Company immediately prior to the reincorporation; and

●
each outstanding share of the Company’s capital stock will become an outstanding share of capital stock of an identical class of the resulting Nevada corporation, and each outstanding option or right to acquire shares of the Company’s common stock will become an option or right to acquire shares of common stock of the resulting Nevada corporation.

General

Shareholders are urged to read this proposal carefully, including all of the related annexes referenced below and attached to this proxy statement, before voting on the reincorporation. The discussion contained herein summarizes the material provisions of the reincorporation. This discussion is subject to and qualified in its entirety by the terms and conditions of: (i) the agreement and plan of merger in substantially the form attached hereto as Annex A (the “Reincorporation Merger Agreement”), (ii) the Company’s articles of incorporation as amended to date (the “Florida Charter”), (iii) the Company’s bylaws (the “Florida Bylaws”; together with the Florida Charter, the “Florida Charter Documents”), (iv) the articles of incorporation of American Restaurant Concepts, Inc., a Nevada corporation (“ARC Nevada”), in substantially the form attached hereto as Annex B (the “Nevada Charter”), and (v) the bylaws of ARC Nevada in substantially the form attached hereto as Annex C (the “Nevada Bylaws”; together with the Nevada Charter, the “Nevada Charter Documents”). Shareholders may obtain a copy of the Florida Charter Documents at the Internet web site maintained by the SEC at www.sec.gov or by requesting them in writing or by telephone from the Company at the following address: Attention: Secretary, 13453 North Main Street, Suite 206, Jacksonville, FL 32218, (904) 741-5500.

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The Reincorporation

If the reincorporation is approved by our shareholders, we intend to cause the reincorporation to become effective as soon as reasonably practicable following the annual meeting. The reincorporation merger will be effected by merging the Company with and into ARC Nevada, Inc., a wholly-owned subsidiary the Company that will be formed by the Company for the sole purpose of enabling us to complete the reincorporation.

Upon the consummation of the reincorporation, the Company as it currently exists as a Florida corporation will cease to exist, and ARC Nevada will emerge as the surviving corporation and continue to operate our business as it existed prior to the reincorporation. The business and affairs of the Company and the rights of the Company’s shareholders and will thereafter be governed by Nevada law and the Nevada Charter Documents, instead of Florida law and the Florida Charter Documents. The name of the Company after the reincorporation will be “ARC Holdings, Inc.” if Proposal No. 2 is adopted, and will remain “American Restaurant Concepts, Inc.” if Proposal No. 2 is not adopted.

The reincorporation will change the legal domicile of the Company from Florida to Nevada, but will not result in a change in the Company’s business, principal offices, management, assets, liabilities, capitalization or net worth. By operation of law, ARC Nevada will succeed to all of the assets and assume all of the liabilities of the Company. The financial statements of ARC Nevada immediately after the reincorporation will be the same as those of the Company immediately prior to the reincorporation. The individuals serving as officers and directors of the Company immediately prior to the reincorporation will continue to serve as officers and directors of ARC Nevada immediately after the reincorporation, without a change in titles or responsibilities and for the term of their respective offices.

Upon the effectiveness of the reincorporation, each outstanding share of the Company’s common stock will automatically be converted into one fully paid and non-assessable share of Class A common stock, par value $0.01 per share, ARC Nevada. Each stock certificate representing issued and outstanding shares of the Company’s common stock will continue to represent the same number of shares of ARC Nevada’s common stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares ARC Nevada’s common stock. Accordingly, the existing holders of the Company’s common stock will own all of the outstanding shares of ARC Nevada common stock after the reincorporation, and the interests of the shareholders relative to one another will not be affected by the reincorporation.

In addition, each employee benefit plans and incentive compensation plans of the Company in existence immediately prior to the reincorporation will become identical plans of ARC Nevada, and each outstanding security exercisable or convertible into shares of the Company’s common stock will be converted into an identical security exercisable or convertible into the same number of shares of ARC Nevada’s common stock on the same terms and subject to the same conditions. The registration statements of the Company on file with the SEC immediately prior to the reincorporation will be assumed by ARC Nevada, and the shares of ARC Nevada will continue to be listed on the OTCQB market tier of the “pink sheets” maintained by the OTC Markets Group, Inc. (“OTCQB”) under the trading symbol “ANPZ”, assuming Proposal No. 2 is not adopted, or under the new trading symbol “ARCH”, assuming Proposal No. 2 is adopted and ARC Nevada is granted the new trading symbol by the OTCQB.

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IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES EVIDENCING SHARES OF THE COMPANY’S COMMON STOCK FOR NEW STOCK CERTIFICATES EVIDENCING SHARES OF ARC NEVADA’S COMMON STOCK.

If, however, a shareholder wishes to acquire one or more new stock certificates referring to Nevada as the state of incorporation after the reincorporation is completed, the shareholder may do so by surrendering the existing stock certificate or stock certificates to ARC Nevada’s transfer agent together with a properly completed and duly executed transmittal letter and any other documents that the transfer agent may require, and accompanied by payment of any applicable fees. The transfer agent for ARC Nevada will be Island Stock Transfer, 15500 Roosevelt Blvd., Suite 301, Clearwater, FL 33760, (727) 289-0010.

Reasons for the Reincorporation

It is essential for the Company to be able to draw upon well-established principles of corporate governance in making legal and business decisions. Our board of directors believes that the reincorporation will provide the board of directors with greater flexibility to manage the business and affairs of the Company. For many years, Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. As a result, Nevada law is generally acknowledged to be one of the most advanced and flexible corporate statutes in the country. A well-established body of case law construing Nevada law has developed in the Nevada Business Courts over the last century, which provides businesses with a greater measure of predictability than exists in most other jurisdictions. The Nevada Business Courts are well equipped to handle complex corporate issues, bringing a level of experience, a speed of decision and a degree of sophistication and understanding unparalleled by most other court systems in the country.

Our board of directors believes that the reincorporation will also enhance our ability to attract and retain qualified officers and directors, as well as encourage officers and directors to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and board of directors. Not only is Nevada law more familiar to officers and directors, but it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of officer and director liability are more extensively addressed in Nevada court decisions and are therefore better defined and better understood than under Florida law. In addition, under Nevada law, officers and directors are protected from personal liability for monetary damages to the corporation or its shareholders or creditors unless the officer’s or director’s act or failure to act constituted a breach of his or her fiduciary duties as an officer or director and the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. By contrast, under Florida law, only directors are protected from personal liability, and the personal liability of directors extends beyond breaches of fiduciary duties involving intentional misconduct, fraud or a knowing violation of law to include many additional acts or omissions. As a result, our board of directors believes that the reincorporation will provide appropriate protection for shareholders from possible abuses by officers and directors, while enabling the Company to compete more effectively with other public companies in the recruitment of talented and experienced officers and directors.

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A possible disadvantage of reincorporating in Nevada is that, despite the many benefits of operating under Nevada law discussed above, some of the provisions of Nevada law have not yet received the extensive judicial scrutiny and interpretation that the corporate laws of other states have received. For example, Delaware is generally regarded as having the most well-established and most advanced corporate laws in the country. Because Nevada case law concerning the effects of its statutes and regulations is generally considered to be more limited than that of Delaware, the Company and its shareholders may experience less predictability with respect to the legality of corporate affairs and transactions and shareholders’ rights to challenge them. Notwithstanding this, it appears that Nevada is emulating, and in certain cases surpassing, Delaware in creating a corporation-friendly environment. In addition, Delaware subjects its corporations to the obligation to pay the annual Delaware franchise tax, which is typically much higher than comparable taxes in Nevada and other states.

Another possible disadvantage is that, as part of the reincorporation, the Company is seeking to make additional changes to the Nevada Charter Documents that could have negative effects on our shareholders. For example, both Nevada law and Florida law contain provisions restricting the ability of companies to engage in certain control share acquisitions and business combinations. These provisions are intended to protect companies and shareholders from persons attempting to complete a hostile takeover or change of corporate control of the Company. As discussed more fully under Proposal Nos. 5 and 6, the Company is seeking to add provisions to the Nevada Charter through which the Company will opt out of the Nevada anti-takeover provisions. The Company did not elect to opt out of the Florida anti-takeover provisions through the Florida Charter Documents when it was first incorporated in Florida. Under Florida law, the Company can no longer opt out of the Florida anti-takeover provisions and, to the extent it can opt out of these provisions, would be prohibited from engaging in certain transactions covered by these provisions for a period of time. By opting out of the Nevada anti-takeover provisions, the Company will immediately be able to engage in any of the transactions covered by these provisions. As a result, potential acquirors may be more willing to pursue a hostile tender offer of the Company, and less willing to negotiate with our board of directors. Potential acquirors will also have a greater ability to make two-tiered bids for us in which shareholders would be treated unequally.

Our board of directors has considered the potential disadvantages of the reincorporation and has concluded that the expected benefits of the reincorporation outweigh the potential disadvantages.

Possible Anti-Takeover Effect

As part of the reincorporation, the Company is seeking to make additional changes to the Nevada Charter Documents that could have anti-takeover effects on our shareholders.

Adoption, Amendment and Repeal of Bylaws

As discussed more fully under Proposal No. 8, the Company is seeking shareholder approval to add a provision to the Nevada Bylaws to grant the power to adopt, amend or repeal the bylaws exclusively to our board of directors. The power to adopt, amend or repeal the bylaws cannot be granted exclusively to our board of directors under Florida law. The addition of the bylaw provision could be construed as having an anti-takeover effect. Our board of directors could, subject to its fiduciary duties and applicable law, amend our bylaws for the purpose of resisting a third-party transaction that is favored by a majority of our stockholders, such as a hostile takeover bid, that would provide an above-market premium to our stockholders. Our board of directors could also, subject to its fiduciary duties and applicable law, amend our bylaws to make it more difficult for our stockholders to remove incumbent management and directors from office, even if such changes would be favorable to our stockholders generally. Such a use of the authority granted to our board of directors through the addition of this provision to our Nevada Charter could render more difficult or discourage an attempt to acquire control of the Company through a transaction opposed by our board of directors, even if the transaction would be beneficial to our shareholders. The addition of the bylaw provision to the Nevada Charter is not being proposed for any of these purposes, nor is it part of a plan by our board of directors to recommend a series of similar amendments to our stockholders.

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Special Meetings of Shareholders

The Florida Bylaws provide that special meetings of shareholders may be called by the president or any shareholder. The Nevada Bylaws provide that special meetings of stockholders may be called by the board of directors, the chairperson of the board of directors or the chief executive officer. Limits on the rights of shareholders to call special meetings of shareholders could have an anti-takeover effect on a potential acquiror that wishes to call a special meeting of shareholders for the purpose of considering the removal of directors or an acquisition offer that is beneficial to our shareholders.

Removal of Directors and Filling of Vacancies

Under Florida law, shareholders may remove one or more directors from the board of directors with or without cause if the number of votes cast in favor of removing the director exceeds the number of votes case in favor of not removing the director. Under Nevada law, shareholders may remove one or more directors from the board of directors with or without cause if shareholders holding not less than two-thirds of the voting power of the issued and outstanding stock vote in favor of removing the director or directors. In addition, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors or by the shareholders. Under Nevada law, vacancies may be filled by a majority vote of the remaining directors. The heightened vote required under Nevada law to remove directors coupled with the inability of shareholders to fill vacancies on the board of directors under Nevada law could have an anti-takeover effect on a potential acquiror that may wish to replace members of our board of directors with persons friendly to the acquiror to help obtain board approval for an acquisition offer that is beneficial to our shareholders.

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Comparison of Shareholder Rights Under Florida and Nevada Corporate Law and Organizational Documents

Subject to shareholder approval of the reincorporation, at the effective time of the reincorporation, the Company will change its state of incorporation from Florida to Nevada and will thereafter be governed by Nevada law and the Nevada Charter Documents.  The following summary highlights some of the significant differences between Florida law and the Florida Charter Documents, on the one hand, and Nevada law and the Nevada Charter Documents, on the other hand.  This summary is qualified in its entirety by reference to the full text of such laws and documents.  You are encouraged to read the Nevada Charter Documents and Florida Charter Documents in their entirety.  The Nevada Charter Documents are attached hereto as Annex B and C.  The Florida Charter Documents may be obtained at the Internet web site maintained by the SEC at www.sec.gov or by requesting them in writing or by telephone from the Company at the following address: Attention:  Secretary, 13453 North Main Street, Suite 206, Jacksonville, FL 32218, (904) 741-5500.

Florida Law and Florida Charter Documents	Nevada Law and Nevada Charter Documents

Authorized Capital

Under the Florida Charter, 100,000,000 shares of Class A common stock, par value $0.01 per share, are authorized for issuance.
Under the Nevada Charter, 100,000,000 shares of Class A common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share, are authorized for issuance.

The Company is seeking shareholder approval for authorization of the preferred stock under Proposal No. 4.

Amendment of Articles of Incorporation

Under Florida law, except for certain ministerial changes to the articles of incorporation that may be implemented by the corporation’s board of directors without shareholder action, the articles of incorporation may be amended if: (a) the board of directors recommends the amendment to the shareholders, and (b) unless Florida law, the articles of incorporation or the board of directors requires a greater vote or a vote by voting groups, the number of votes cast in favor of the amendment must exceed the number of votes cast against the amendment; provided, however, that in the event the amendment would create dissenters rights for the shareholders of a particular voting group, the amendment must also be approved by a majority of the votes entitled to be cast on the amendment by the voting group.  Under Florida law, the board of directors may condition its submission of the proposed amendment on any basis.

Florida law also requires that if the amendment would effect an exchange or reclassification of all or a part of the shares of a particular class or series of stock into another class or series of stock, or would effect an exchange or reclassification, or create a right of exchange, of all or a part of the shares of another class or series of stock into the shares of a particular class or series of stock, then the shareholders of such class or series must also authorize the amendment in order for it to become effective.

Under Nevada law, the articles of incorporation of a corporation may be amended if: (a) the board of directors adopts a resolution setting forth the proposed amendment and either calls a special meeting of the stockholders entitled to vote on the amendment or directs that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment, and (b) unless the articles of incorporation require a larger proportion of the voting power of stockholder, the amendment must be approved by the affirmative vote of holders representing a majority of the voting power and by the affirmative vote of holders representing a majority of each class entitled to vote as a class thereon; provided, however, that if any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

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Amendment of Bylaws

Under Florida law, a corporation’s bylaws may be amended or repealed by the board of directors unless: (i) the articles of incorporation or Florida law reserves the power to amend the bylaws generally or a particular bylaw provision exclusively to the shareholders; or (ii) the shareholders, in amending or repealing the bylaws generally or a particular bylaw provision, provide expressly that the board of directors may not amend or repeal the bylaws or that bylaw provision.  In addition, under Florida law, a corporation’s shareholders may amend or repeal the corporation’s bylaws even though the bylaws may also be amended or repealed by the corporation’s board of directors.

The Florida Bylaws provide that the bylaws may be adopted, amended or repealed by vote of the holders of the shares at the time entitle to vote in the election of any directors.  The bylaws may also be adopted by the board of directors, but any bylaws adopted by the board of directors may be amended or repealed by the shareholders entitled to vote thereon.  The Florida Bylaws also provide that if any bylaw regulating an impending election of directors is adopted, amended or repealed by the board of directors, the notice of the next meeting of shareholders for the election of directors must contain the bylaw together with a concise statement of the changes made.

Under Nevada law, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may make the bylaws of the corporation.  Unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

The Nevada Articles provide that the power to adopt, amend or repeal the Nevada Bylaws is vested exclusively with the board of directors.  The stockholders have no power to adopt, amend or repeal the Nevada Bylaws.  The Nevada Bylaws provide that the board of directors is expressly authorized and empowered to adopt, amend or repeal the Nevada Bylaws, including any bylaw adopted by the stockholders of the corporation.

We are seeking shareholder approval to grant the power to adopt, amend or repeal the Nevada Bylaws exclusively to our board of directors under Proposal No. 4.

Who May Call Special Meetings of Shareholders

Under Florida law, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors may call a special meeting of the shareholders.  In addition, a corporation must hold a special meeting of shareholders upon written demand by the holders of not less than 10 percent, unless a greater percentage not to exceed 50 percent is required by the articles of incorporation, of all the votes entitled to be cast on any issue proposed to be considered at the proposed meeting.

The Florida Bylaws provide that special meetings of shareholders may be called by the president or any shareholder.

Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call a special meeting of the stockholders.

The Nevada Bylaws provide that special meetings of stockholders may be called by the board of directors, the chairperson of the board of directors or the chief executive officer.

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Quorum

Under Florida law, unless the articles of incorporation provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.  The articles of incorporation may provide for a greater or lesser quorum requirement, but in no event can a quorum consist of less than one-third of the shares entitled to vote.

Under Nevada law, unless the articles of incorporation or bylaws provide for different proportions, the holders of a majority of the voting power present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business.  If voting by a separate class or series of stockholders is required on a particular matter, then, unless the articles of incorporation or bylaws provide for different proportions, a majority of the voting power of the class or series present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business.

Shareholder Action

Under Florida law, except with respect to the election of directors and certain transactions, or unless the articles of incorporation require a greater number of affirmative votes, action on a matter by a voting group is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.  With respect to the election of directors, unless otherwise provided in the articles of incorporation, or in a bylaw that fixes a greater voting requirement for the election of directors and that is adopted by the board of directors or shareholders of a corporation having shares listed on a national securities exchange at the time of adoption, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election.  A bylaw provision or amendment adopted by shareholders that specifies the votes necessary for the election of directors may not be further amended or repealed by the board of directors.

Under Nevada law, unless otherwise required by the articles of incorporation or bylaws, action by the stockholders on any matter, other than the election of directors and certain transactions, is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.  Unless otherwise required by the articles of incorporation or bylaws, if voting by a separate class or series of stockholders is permitted or required on any matter, other than the election of directors and certain transactions, an act by the stockholders of the class or series is approved if a majority of the voting power of a quorum of the class or series votes in favor of the action.  With respect to the election of directors at an annual meeting of stockholders, unless otherwise required by the articles of incorporation or the bylaws, directors are elected by a plurality of the votes cast at the meeting.

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Vote Required For Certain Transactions

Under Florida law, with certain exceptions, unless the articles of incorporation or the board of directors requires a greater vote or a vote by classes, a plan of merger or share exchange must be approved by each class entitled to vote on the plan by a majority of all the votes entitled to be cast on the plan by that class.  In addition, with certain exceptions, unless the articles of incorporation or the board of directors requires a greater vote or a vote by voting groups, a sale, lease, exchange or other disposition of all, or substantially all, of a corporation’s assets (with or without the good will) must be approved by a majority of all the votes entitled to be cast on the transaction.  Notwithstanding the foregoing, unless the articles of incorporation provide otherwise, action by the shareholders of the surviving corporation on a plan of merger is not required if: (i) the articles of incorporation of the surviving corporation will not differ, subject to certain exceptions, from the articles of corporation in effect prior to the merger, and (ii) each shareholder of the surviving corporation whose shares were outstanding immediately prior to the effective date of the merger or share exchange will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the effective date of the merger.

Under Nevada law, with certain exceptions, unless the articles of incorporation, the board of directors or the resolution of the board of directors establishing the class or series of stock provide otherwise, or unless the board of directors requires a greater vote or a vote by classes of stockholders, a plan of merger or conversion must be approved by a majority of the voting power of the stockholders.   Notwithstanding the foregoing, the action by the stockholders of the surviving corporation on a plan of merger is not required if: (a) the articles of incorporation of the surviving corporation will not differ from its articles before the merger, (b) each stockholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger, (c) the number of voting shares issued and issuable as a result of the merger will not exceed 20 percent of the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger, and (d) the number of participating shares issued and issuable as a result of the merger will not exceed 20 percent of the total number of participating shares outstanding immediately before the merger.

Under Nevada law, with certain exceptions, unless the articles of incorporation or the resolution of the board of directors establishing a class or series of stock provide otherwise, or unless the board of directors requires a greater vote, a plan of exchange must be approved by a majority of the voting power of each class and each series of stock to be exchanged pursuant to the plan of exchange.  In addition, unless otherwise provided in the articles of incorporation, a corporation may, by action taken at any meeting of its board of directors, sell, lease or exchange all of its property and assets, including its goodwill and its corporate franchises, upon such terms and conditions as its board of directors may approve, when and as authorized by the affirmative vote of stockholders holding stock in the corporation entitling them to exercise at least a majority of the voting power.

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Cumulative Voting

Under Florida law, shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.  A statement included in the articles of incorporation that “all or a designated voting group of shareholders are entitled to cumulate their votes for directors,” or words of similar import, means that the shareholders designated are entitled to multiply the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and cast the product for a single candidate or distribute the product among two or more candidates.

The Florida Charter does not authorize cumulative voting by shareholders.

Under Nevada law, the articles of incorporation may provide that at all elections of directors of the corporation each holder of stock possessing voting power is entitled to as many votes as equal the number of his or her shares of stock multiplied by the number of directors to be elected, and that the holder of stock may cast all of his or her votes for a single director or may distribute them among the number to be voted for or any two or more of them, as the holder of stock may see fit.  To exercise the right of cumulative voting, one or more of the stockholders requesting cumulative voting must give written notice to the president or secretary of the corporation that the stockholder desires that the voting for the election of directors be cumulative.  At the meeting, before the commencement of voting for the election of directors, an announcement of the delivery of the notice must be made by the chair or the secretary of the meeting or by or on behalf of the stockholder delivering the notice.

The Nevada Charter does not authorize cumulative voting by stockholders.

Action by Shareholders Without a Meeting

Under Florida law, unless otherwise provided in the articles of incorporation, any action required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.

Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

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The Florida Bylaws provide that any action required to be taken, or that may be taken, at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and votes.  If any class of shares is entitled to vote as a class, the written consent must be signed by holders of a majority of the shares of each class of shares entitled to vote as a class and a majority of the total shares entitled to vote.

The Nevada Bylaws provide that, subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power; provided, however, that if a different proportion of voting power is required for such action at the meeting, then the written consent must be signed by stockholders holding at least that proportion of voting power.

Appraisal Rights and Dissenters’ Rights

Under Florida law, subject to certain exceptions, a shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:

●     the consummation of certain mergers to which the corporation is a party or conversions of the corporation, in each case if shareholder approval is required;

●     the consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange;

●     the consummation of a disposition of all or substantially all of the assets of the corporation if the shareholder is entitled to vote on the disposition;

●     an amendment of the articles of incorporation with respect to the class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

●     any other amendment to the articles of incorporation, merger, share exchange or disposition of assets to the extent provided by the articles of incorporation, bylaws or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

Under Nevada law, subject to certain exceptions, any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares, in the event of any of the following corporate actions:

●     the consummation of a plan of merger to which the corporation is a constituent entity: (i) if approval by the stockholders is required for the merger by Nevada law or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger, or (ii) if the corporation is a subsidiary and is merged with its parent;

●     the consummation of a plan of conversion to which the corporation is a constituent entity as the corporation whose subject owner’s interests will be converted;

●     the consummation of a plan of exchange to which the corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange; or

●     any other corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

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●     with regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect certain rights of the shareholder with respect to his or her shares.

Notwithstanding the paragraph above, subject to certain exceptions, appraisal rights will not be available with respect to the first four events described above for the holders of shares of any class or series of shares that is: (a) listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (b) not so listed or designated, but is held by at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than 10 percent of such shares. Notwithstanding the foregoing, appraisal rights will be available to such shareholders if the shareholders are required to accept anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, in exchange for their shares, provided that the standards set forth in item (a) or (b) in the preceding sentence are satisfied with respect to their shares at the time the corporate action becomes effective.

Under Florida law, a shareholder properly exercising appraisal rights will be entitled to receive cash equal in amount to the fair value of the shares held by such shareholder (as determined by the corporation, the corporation and shareholder together, or by a court) in lieu of the consideration such shareholder would otherwise have received in the transaction.

Notwithstanding the paragraph above, subject to certain exceptions, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise, stockholders have no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series that: (a) is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act, or (b) is traded in an organized market and held by at least 2,000 stockholders, and has a market value of at least $20 million, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares.  Notwithstanding the foregoing, dissenters’ rights are available to stockholders if the stockholders are required to accept anything other than cash or shares of any class or series of shares of any corporation, or any other proprietary interest of any other entity, in exchange for their shares, provided that the standards set forth in item (a) or (b) in the preceding sentence are satisfied with respect to their shares at the time the corporate action becomes effective.

Under Nevada law, a stockholder properly exercising dissenters’ rights will be entitled to receive cash equal in amount to the fair value of the shares held by such stockholder (as determined by the corporation, the corporation and stockholder together, or by a court) in lieu of the consideration such stockholder would otherwise have received in the transaction.

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Proxies

Under Florida law, an appointment of a proxy is effective when received by the secretary or other officer or agent authorized to tabulate votes.  An appointment is valid for up to 11 months unless a longer period is expressly provided in the appointment.

Under Nevada law, a proxy executed by a stockholder will remain valid for a period of six months from the date of its creation unless the stockholder specifies in the proxy the length of time for which it is to continue in force, which may not exceed seven years from the date of its creation.

Inspection of Books, Records and Shareholder Lists

Under Florida law, a shareholder is entitled to inspect and copy, upon at least five days’ prior written notice, during regular business hours at the corporation’s principal office: (a) the articles of incorporation, (b) the bylaws, (c) certain board resolutions relating to the creation of one or more classes or series of shares, (d) the minutes of all shareholders’ meetings and records of all action taken by shareholders without a meeting for the past three years, (e) certain written communications to all shareholders generally or all shareholders of a class or series within the past three years, including certain financial statements furnished for the past three years to the corporation’s shareholders, (f) a list of the names and business addresses of the corporation’s directors and officers, and (g) a copy of the corporation’s most recent annual report delivered to the Florida Department of State.

In addition, under Florida law, a shareholder is entitled to inspect and copy, upon at least five days’ prior written notice, during regular business hours at a reasonable location specified by the corporation: (a) excerpts from minutes of any meeting of the board of directors, (b) records of any action of a committee of the board of directors, (c) minutes of any meeting of the shareholders, (d) records of action taken by the shareholders or board of directors without a meeting to the extent not subject to inspection under the terms described in the preceding paragraph, (e) accounting records of the corporation, (f) the record of shareholders, and (g) any other books and records of the corporation, provided that the shareholder’s demand is made in good faith and for a proper purpose, the shareholder describes with reasonable particularity his or her purpose and the records he or she desires to inspect, and the records are directly connected with the shareholder’s purpose, and provided further that the shareholder has not, within two years preceding his or her demand, sold or offered for sale any list of shareholders of the corporation or any other corporation, aided or abetted any person in procuring any list of shareholders for any such purpose, or improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

Under Nevada law, any person who has been a shareholder of record of a corporation for at least six months immediately preceding his or her demand, or any person holding, or authorized in writing by the holders of, at least five percent of all of the corporation’s outstanding shares, upon at least five days’ written demand, is entitled to inspect and copy in person or by agent or attorney, during usual business hours, the corporation’s articles of incorporation, bylaws and stock ledger.  The inspection may be denied to a stockholder or other person upon the refusal of the stockholder or other person to furnish to the corporation an affidavit that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any corporation or aided or abetted any person in procuring any such record of stockholders for any such purpose.

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Number of Directors

Under Florida law, the board of directors must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws.  The number of directors may be increased or decreased from time to time by amendment to, or in the manner provided in, the articles of incorporation or the bylaws.

The Florida Bylaws do not specify the number of directors that must comprise the board of directors.

Under Nevada law, a corporation must have at least one director, and may provide in its articles of incorporation or bylaws for a fixed number of directors or variable number of directors, and for the manner in which the number of directors may be increased or decreased.

The Nevada Bylaws provide that the board of directors must consist of no less than one director and no more than nine directors, and that the board of directors may change the authorized number of directors to a number outside the range specified in the bylaws.

Classified Board of Directors

Under Florida law, the directors of a corporation may, by the articles of incorporation or an initial bylaw, or by a bylaw adopted by a vote of the shareholders, be divided into one, two, or three classes with the number of directors in each class being as nearly equal as possible.  The term of office of the directors in the first, second and third classes must expire at the annual meeting next ensuing, 1 year thereafter and 2 years thereafter, respectively.  At each annual election held after such classification and election, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire.  If the directors have staggered terms, then any increase or decrease in the number of directors shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

Under Nevada law, a corporation may provide for a classified board of directors in its articles of incorporation or bylaws, provided that at least one-fourth of the directors of the corporation are elected annually.  The articles of incorporation or bylaws may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares, but at least one-fourth in number of the directors of every corporation must be elected annually.  If an amendment reclassifying the directors would otherwise increase the term of a director, unless the amendment is to the articles of incorporation and otherwise provides, the term of each incumbent director on the effective date of the amendment terminates on the date it would have terminated had there been no reclassification.

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The Florida Charter Documents do not authorize or provide for a classified board of directors.	The Nevada Charter Documents do not authorize or provide for a classified board of directors.

Removal of Directors by Shareholders

Under Florida law, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove the director.  If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against his or her removal.  If cumulate voting is not authorized, a director may be removed only if the number of votes cast in favor of removing the director exceeds the number of votes cast in favor of not removing the director.

Under Nevada law, unless the articles of incorporation require a greater vote, any director or one or more of the incumbent directors may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.  In the case of corporations that have provided in their articles of incorporation for the election of directors by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office at any one time or as the result of any one transaction except upon the vote of stockholders owning sufficient shares to prevent each director’s election to office at the time of removal.  Whenever the holders of any class or series of shares are entitled to elect one or more directors, unless otherwise provided in the articles of incorporation, such director or directors may be removed from office by the vote of the of that class or series representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Filling of Vacancies

Under Florida law, unless the articles of incorporation provide otherwise, all vacancies, including a vacancy from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors, or by the shareholders.

Under Nevada law, unless the articles of incorporation provide otherwise, all vacancies, including those caused by an increase in the number of directors, may be filled by a majority vote of the remaining directors, through less than a quorum of the board of directors.

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Action by Directors Without a Meeting

Under Florida law, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or a committee thereof may be taken without a meeting if all of the members of the board or the committee consent in writing to the action taken.

Under Nevada law, unless otherwise restricted by the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors or a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the board or of the committee, as the case may be; provided, however, that such written consent is not required to be signed by: (a) a common or interested director who abstains in writing from providing consent to the action, or (b) a director who is a party to an action, suit or proceeding who abstains in writing from providing consent to the action of the board of directors or committee.

Standard of Conduct for Directors and Officers

Under Florida law, a director must perform his or her duties as a director, including his or her duties as a member of any committee of the board of directors, in good faith, with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances, and in a manner that he or she reasonably believes to be in the best interests of the corporation.  Florida law does not have any provision regarding the standard of conduct for officers.
Under Nevada law, directors and officers must exercise their powers in good faith and with a view to the interests of the corporation.

Constituency Provision

Under Florida law, a director, in discharging his or her duties, may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

Under Nevada law, directors and officers, in exercising their respective powers with a view to the interests of the corporation, may consider:

●     the interests of the corporation’s employees, suppliers, creditors and customers;

●     the economy of the state and nation;

●     the interests of the community and of society; and

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●     the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Directors and officers are not required to consider the effect of a proposed corporate action upon any particular group having an interest in the corporation as a dominant factor.

Loans to, and Guarantees of Obligations of, Directors and Officers

Under Florida law, a corporation may lend money to, guarantee any obligation of, or otherwise assist any director, officer or employee of the corporation or a subsidiary, whenever, in the judgment of the board of directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation.  The loan, guaranty or other assistance may be with or without interest and may be unsecured or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.
Nevada law does not have any comparable provisions regarding loans to, and guarantees of obligations of, directors, officers and employees.

Transactions With Interested Directors or Officers

Under Florida law, no contract or other transaction between a corporation and one or more of its directors, or any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested, shall be void or voidable because of such relationship or interest, because such director or directors are present at the meeting of the board of directors or a committee thereof that authorizes, approves or ratifies such contract or transaction, or because his or her or their votes are counted for such purpose, if:

●     the fact of such relationship or interest is disclosed or known to the board of directors or committee that authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of the interested directors;

Under Nevada law, a contract or other transaction is not void or voidable solely because the contract or transaction is between a corporation and one or more of its directors or officers, or another corporation, firm or association in which one or more of its directors or officers are directors or officers or are financially interested, if one of the following circumstances exists:

●     the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors;

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●     the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

●     the contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee or the shareholders.

Florida law does not have any provisions regarding transactions with interested officers.

●     the fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power;

●     the fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action; or

●     the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Indemnification of Officers and Directors

Indemnification

Under Florida law, a corporation may indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against:

(a)  liability incurred in connection with any such proceeding (other than an action by, or in the right of, the corporation), including any appeal thereof, and

(b)  any expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of any such proceeding by or in the right of the corporation to procure a judgment in its favor, including any appeal thereof, if, in the case of (a) and (b), he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and if, in the case of (a), with respect to any criminal action or proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful, and provided, in the case of (b), that no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable unless a court determines otherwise.

Indemnification

Under Nevada law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against:

(a)      expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any such action, suit or proceeding, other than an action by or in the right of the corporation, and

(b)      expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the person in connection with the defense or settlement of any such action, suit or proceeding by or in the right of the corporation to procure a judgment in its favor, if, in the case of (a) and (b), in the case of officers and directors, such person’s act did not constitute a breach of his or her fiduciary duties as a director or officer and did not involve intentional misconduct, fraud or a knowing violation of law, and if, in the case of (a) and (b), such person acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and if, in the case of (b), with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful, and provided, in the case of (b), that no indemnification shall be made for any claim, issue or matter as to which such person has been adjudged to be liable unless a court determines otherwise.

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Florida law also provides that, to the extent a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any proceeding discussed above, or in defense of any claim, issue, or matter therein, he or she must be indemnified by the corporation against expenses actually and reasonably incurred by him or her in connection therewith.

Advancement of Expenses

Under Florida law, expenses incurred by a director or officer in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification by the corporation.  Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

Insurance

Under Florida law, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation otherwise has the legal authority to indemnify the person against such liability.

Nevada law also provides that, to the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding discussed above, or in defense of any claim, issue or matter therein, the corporation must indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

Advancement of Expenses

Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court that he or she is not entitled to be indemnified by the corporation.  Expenses incurred by other corporate personnel may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

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The Florida Charter Documents do not contain any provisions with respect to indemnification, the advancement of expenses or the purchase and maintenance of insurance.

If our shareholders approve the reincorporation, the indemnification provisions of Nevada law will apply to acts or omissions by our officers and directors that occur after the reincorporation and the indemnification provisions of Florida law will continue to apply to acts or omissions by our officers and directors that occur prior to the reincorporation.

Insurance

Under Nevada law, a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for any liability asserted against the person and liability and expenses incurred by the person in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify such a person against such liability and expenses.  Notwithstanding the above, no financial arrangement may provide protection for a person adjudged by a court, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

The Nevada Charter Documents provide that the corporation must indemnify its officers and directors to the fullest extent permitted by Nevada law.  The Nevada Charter Documents also provide that the corporation must advance to each officer and director all expenses incurred by the officer or director in defending against any civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court that the officer or director is not entitled to be indemnified by the corporation.  The Nevada Bylaws provide that the corporation may, to the fullest extent permitted by Nevada law, indemnify its employees and agents.  The Nevada Bylaws also provide that the corporation may, to the fullest extent permitted by Nevada law, purchase and maintain insurance for its officers, directors, employees and agents for any liability asserts against any such person and any liability and expenses incurred by any such person in his or her capacity as an officer, director, employee or agent.

We are seeking shareholder approval to add a provision to the Nevada Charter to provide indemnification for our officers and directors to the fullest extent permitted by Nevada law under Proposal No. 4.

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If our shareholders approve the reincorporation, the indemnification provisions of Nevada law will apply to acts or omissions by our officers and directors that occur after the reincorporation and the indemnification provisions of Florida law will continue to apply to acts or omissions by our officers and directors that occur prior to the reincorporation.

Limitation of Officers’ and Directors’ Liability

Under Florida law, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by the director, unless: (a) the director breached or failed to perform his or her duties as a director, and (b) the director’s breach of, or failure to perform, those duties constitutes: (i) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful, (ii) a transaction from which the director derived an improper personal benefit, either directly or indirectly, (iii) a violation of the Florida laws governing unlawful distributions, (iv) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful misconduct, or (v) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission that was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.  Florida law does not have any provisions regarding limits on the liability of officers.

The Florida Charter Documents do not contain any provisions with respect to limitations on officers’ and directors’ liability.

If our shareholders approve the reincorporation, the limitation on liability provisions of Nevada law will apply to acts or omissions by our officers and directors that occur after the reincorporation and the limitation on liability provisions of Florida law will continue to apply to acts or omissions by our officers and directors that occur prior to the reincorporation.

Under Nevada law, with certain exceptions, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer, and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

The Nevada Charter Documents provide that, to the fullest extent permitted under Nevada law, the corporation’s officers and directors are not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as an officer or director unless it is proven that: (i) the officer’s or director’s act or failure to act constituted a breach of his or her fiduciary duties as an officer or director; and (ii) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

We are seeking shareholder approval to add a provision to the Nevada Charter to limit the liability of our officers and directors to the fullest extent permitted by Nevada law under Proposal No. 4.

If our shareholders approve the reincorporation, the limitation on liability provisions of Nevada law will apply to acts or omissions by our officers and directors that occur after the reincorporation and the limitation on liability provisions of Florida law will continue to apply to acts or omissions by our officers and directors that occur prior to the reincorporation.

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Distributions, Dividends and Redemptions

Under Florida law, unless otherwise provided in the articles of incorporation, the board of directors may authorize and the corporation may make “distributions” to its shareholders, unless, after giving effect to the distribution: (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.  In addition to the restrictions applicable to distributions, redemptions may be made only when the corporation has outstanding one or more shares that together have unlimited voting rights and one or more shares that together are entitled to receive the net assets of the corporation upon dissolution.  A “distribution” is a direct or indirect transfer of money or other property of the corporation other than the corporation’s own share, or incurrence of indebtedness by a corporation to or for the benefit of its shareholders in respect of any of its shares.  A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption, or other acquisition of shares, a distribution of indebtedness, or otherwise.

Under Nevada law, unless otherwise provided in the articles of incorporation, the board of directors may authorize and the corporation may make “distributions” to its stockholders, including distributions on shares that are partially paid, unless, after giving effect to the distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business, or (b) except as otherwise specifically permitted under the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.  In addition to the restrictions applicable to distributions, redemptions may be made only when the corporation has outstanding one or more classes or series of shares that together have unlimited voting rights and one or more classes or series of shares that together are entitled to receive the net assets of the corporation upon dissolution.  A “distribution” is a direct or indirect transfer of money or other property of the corporation other than the corporation’s own shares, or the incurrence of indebtedness by a corporation to or for the benefit of its stockholders with respect to any of its shares.  A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares, a distribution of indebtedness, or otherwise.

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Treasury Shares

Under Florida law, “treasury shares” are shares of a corporation that belong to the issuing corporation, which shares are authorized and issued shares that are not outstanding, are not canceled, and have not been restored to the status of authorized but unissued shares.  A corporation may acquire its own shares and, unless otherwise provided in the articles of incorporation, shares so acquired constitute authorized but unissued shares of the same class but undesignated as to series.  A corporation that has shares of any class or series that are either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., may acquire such shares and designate, either in the bylaws or in the resolutions of its board of directors, that shares so acquired by the corporation constitute treasury shares.  In addition, the board of directors or shareholders may amend the articles of incorporation to provide that if the corporation acquires its own shares, such shares belong to the corporation and constitute treasury shares until disposed of or canceled by the corporation.

Under Nevada law, “treasury shares” are shares of a corporation issued and thereafter acquired by the corporation or another entity, the majority of whose outstanding voting power to elect its general partner, directors, managers or members of the governing body is beneficially held, directly or indirectly, by the corporation, which have not been retired or restored to the status of unissued shares.  Treasury shares held by the corporation do not carry voting rights or participate in distributions, may not be counted as outstanding shares for any purpose, and may not be counted as assets of the corporation for the purpose of computing the amount available for distributions.  Treasury shares held by another entity, the majority of whose outstanding voting power to elect its general partner, directors, managers or members of the governing body is beneficially held, directly or indirectly, by the corporation, do not carry voting rights and, unless otherwise determined by the board of directors of the corporation, do not participate in distributions, may not be counted as outstanding shares for any purpose and may not be counted as assets of the entity.  Unless the articles of incorporation provide otherwise, treasury shares may be retired and restored to the status of authorized and unissued shares without an amendment to the articles of incorporation or may be disposed of for such consideration as the board of directors may determine.  Nevada law does not limit the right of a corporation to vote its shares held by it in a fiduciary capacity.

Control-Share Acquisitions

Florida Business Corporation Act (“FBCA”) Section 607.0902 contains provisions that are intended to protect the corporation and shareholders from persons attempting to complete hostile takeovers of a corporation by establishing various disclosure and shareholder approval requirements that must be satisfied by an acquiring person in the event such person acquires “control shares” of an “issuing public corporation” in a “control-share acquisition.”

Nevada Revised Statutes (“NRS”) Sections 78.378 to 78.3793, inclusive, contain provisions that are intended to protect the corporation and stockholders from persons attempting to complete hostile takeovers of a corporation by establishing various disclosure and stockholder approval requirements that must be satisfied by an acquiring person in the event such person acquires a “controlling interest” in an “issuing corporation.”

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Under Florida law, “control shares” are shares that, but for the provisions of FBCA Section 607.0902, would have voting power with respect to shares of an issuing public corporation that, when added to all other shares of the issuing public corporation owned by a person or in respect to which that person may exercise or direct the exercise of voting power, would entitle that person, immediately after acquisition of the shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of: (a) one-fifth or more but less than one-third of all voting power, (b) one-third or more but less than a majority of all voting power, or (c) a majority or more, of all voting power of the issuing public corporation in the election of directors.  An “issuing public corporation” is a corporation that has: (a) 100 or more shareholders, (b) its principal place of business, its principal office, or substantial assets in Florida, and (c) either: (i) more than 10% of its shareholders residing in Florida, (ii) more than 10% of its shares owned by residents of Florida, or (iii) 1,000 shareholders that are residents of Florida.  A “control-share acquisition” is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares; provided, however, that a control-share acquisition does not include shares acquired by a person pursuant to: (i) certain mergers or share exchanges if the issuing public corporation is a party to the agreement of merger or plan of share exchange, (ii) the laws of intestate succession, or a gift or testamentary transfer, (iii) the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing FBCA Section 607.0902, (iv) a savings, employee stock ownership or other employee benefit plan of the issuing public corporation, (v) an acquisition of shares of an issuing public corporation if the acquisition has been approved by the board of directors of the issuing public corporation before the acquisition.

Under Florida law, unless the corporation’s articles of incorporation or bylaws provide that this section does not apply to control-share acquisitions of shares of the corporation before the control-share acquisition occurs, control shares of an issuing public corporation acquired in a control-share acquisition lose their voting rights and become subject to certain redemption rights of the issuing public corporation.

An “issuing corporation” is a corporation organized in Nevada that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the stock ledger of the corporation, and does business in Nevada directly or through an affiliated corporation.  A “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient, but for the provisions of NRS Sections 78.378 to 78.3793, inclusive, to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the issuing corporation in the election of directors.  An “acquisition” is the direct or indirect acquisition of a controlling interest; provided, however, that an acquisition does not include shares acquired by a person pursuant to: (a) certain mergers, exchanges, conversions, domestications or reorganizations to which the issuing corporation is a party, (b) the laws of descent and distribution, (c) the enforcement of a judgment, or (d) the satisfaction of a pledge or other security interest.  “Control shares” are outstanding voting shares of an issuing corporation that a person acquires in an acquisition or offers to acquire in an acquisition.

Under Nevada law, unless the issuing corporation’s articles of incorporation or bylaws in effect on the 10th day following the acquisition of the controlling interest provide that NRS Sections 78.378 to 78.3793, inclusive, do not apply to the corporation, control shares of an issuing corporation acquired in an acquisition lose their voting rights and become subject to certain redemption rights of the issuing corporation.

Any person that proposes to make, or has made, an acquisition may seek to acquire voting rights for the control shares by: (a) delivering an offeror’s statement to the issuing corporation containing certain information about the acquiring person, and (b) undertaking to pay the expenses of a special meeting of the stockholders that must be called for the purpose of enabling the stockholders to consider what, if any, voting rights will be accorded the control shares acquired, or to be acquired, in the acquisition.  At the special meeting, stockholders may accord voting rights to the control shares if a resolution granting such rights is approved by: (a) the holders of a majority of the voting power of the corporation, and (b) if the acquisition would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, the holders of a majority of the voting power of each class or series so affected, in each case excluding those shares as to which the acquiring person or any officer, director or employee of the issuing corporation exercises voting rights.

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Any person that proposes to make, or has made, a control-share acquisition may seek to acquire voting rights for the control shares by: (a) delivering an acquiring person statement to the issuing public corporation containing certain information about the acquiring person, and (b) undertaking to pay the expenses of a special meeting of the shareholders that must be called for the purpose of enabling the shareholders to consider what, if any, voting rights will be accorded the control shares acquired, or to be acquired, in the control-share acquisition.  At the special meeting, shareholders may accord voting rights to the control shares if a resolution granting such rights is approved by: (a) a majority of all the votes entitled to be cast by the holders of the outstanding shares, and (b) if the acquisition would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, a majority of all the votes entitled to be cast by each class or series so affected, in each case excluding those shares as to which the acquiring person, any officer of the issuing public corporation or any employee of the issuing public corporation who is also a director of the corporation exercises voting rights.

If authorized in the corporation’s articles of incorporation or bylaws before a control-share acquisition has occurred, control shares may, in certain circumstances, at any time during the period ending 60 days after the last acquisition of control shares by the acquiring person, be subject to redemption by the corporation at the fair value thereof pursuant to the procedures adopted by the corporation.

The Florida Charter Documents do not contain any provisions stating that FBCA Section 607.0902 does not apply to the Company.

If so provided in the articles of incorporation or the bylaws of the issuing corporation in effect on the 10th day following the acquisition of the controlling interest, the issuing corporation may, in certain circumstances, call for redemption not less than all of the control shares at the average price paid for the control shares.

The Company has elected to opt out of NRS Sections 78.378 to 78.3793, inclusive, by providing in the Nevada Charter that NRS Sections 78.378 to 78.3793, inclusive, do not apply to the Company.  The Company is seeking shareholder approval of this election under Proposal No. 5.

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Business Combinations with Interested Shareholders

FBCA Section 607.0901 contains provisions that are intended to prevent or delay certain changes of corporate control by restricting or prohibiting an “interested shareholder” from entering into certain types of “affiliated transactions” with a Florida corporation.

An “interested shareholder” is any person who is the beneficial owner of more than 10% of the outstanding voting shares of the corporation.  An “affiliated transaction” is: (a) any merger or consolidation between a corporation and an interested shareholder; (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with an interested shareholder of assets of the corporation: (i) having an aggregate fair market value equal to 5% or more of the aggregate fair market value of the consolidated assets or outstanding shares of the corporation, or (ii) representing 5% or more of the consolidated earning power or net income of the corporation; (c) the issuance or transfer by the corporation of shares to an interested shareholder that have an aggregate fair market value equal to 5% or more of the aggregate fair market value of all of the outstanding shares of the corporation; (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by, or pursuant to any agreement, arrangement or understanding with, an interested shareholder; (e) any reclassification of securities or recapitalization of the corporation, or any merger or consolidation of the corporation with any subsidiary of the corporation, or any other transaction, with an interested shareholder, that has the effect of increasing by more than 5 percent the percentage of the outstanding voting shares of the corporation beneficially owned by an interested shareholder, and (f) any receipt by an interested shareholder of the benefit of any loans, advances, guarantees, pledges or other financial assistance or tax benefits provided by or through the corporation.

NRS Sections 78.411 to 78.444, inclusive, contain provisions that are intended to prevent or delay certain changes of corporate control by restricting or prohibiting an “interested stockholder” from entering into certain types of “combinations” with a Nevada corporation.

An “interested stockholder” is any person, other than the corporation or any subsidiary of the corporation, that is: (a) the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the outstanding voting shares of the corporation; or (b) an affiliate or associate of the corporation and at any time within two years immediately preceding the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding shares of the corporation.  A “combination” is: (a) any merger or consolidation of the corporation with an interested stockholder; (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with an interested stockholder of assets of the corporation: (i) having an aggregate market value equal to more than 5% of the aggregate market value of the consolidated assets or outstanding voting shares of the corporation, or (ii) representing more than 10% of the consolidated earning power or net income of the corporation; (c) the issuance or transfer by the corporation of shares to the interested stockholder having an aggregate market value equal to 5% or more of the aggregate market value of all of the outstanding voting shares of the corporation; (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation under any agreement, arrangement or understanding, whether or not in writing, with an interested stockholder; (e) any reclassification of securities or recapitalization of the corporation, or any merger or consolidation of the corporation with any subsidiary of the corporation, or any other transaction, whether or not with or into or otherwise involving the interested stockholder, under any agreement, arrangement or understanding, whether or not in writing, with the interested stockholder that has the immediate and proximate effect of increasing the proportionate share of the outstanding shares of any class or series of voting shares beneficially owned by the interested stockholder, and (f) any receipt by an interested stockholder of the benefit of any loan, advance, guarantee, pledge or other financial assistance or tax benefit provided by or through the corporation.

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Under Florida law, an interested shareholder is generally prohibited from entering into an affiliated transaction with a Florida corporation unless: (a) the affiliated transaction is approved by the affirmative vote of the holders of two-thirds of the voting shares, excluding those shares beneficially owned by the interested shareholder, (b) the affiliated transaction has been approved by a majority of the disinterested directors; (c) the corporation has not had more than 300 shareholders of record at any time during the 3 years preceding the announcement date; (d) the interested shareholder has been the beneficial owner of at least 80 percent of the corporation’s outstanding voting shares for at least 5 years preceding the announcement date; (e) the interested shareholder is the beneficial owner of at least 90 percent of the outstanding voting shares of the corporation, exclusive of shares acquired directly from the corporation in a transaction not approved by a majority of the disinterested directors; (f) the corporation is an investment company registered under the Investment Company Act of 1940; or (g) in the affiliated transaction, consideration meeting certain “fair price” requirements is paid to the holders of each class or series of voting shares and certain other conditions are met.

FBCA Section 607.0901 does not apply to a Florida corporation if, among other reasons: (a) the corporation’s original articles of incorporation contain a provision expressly electing not to be governed by FBCA Section 607.0901; or (b) the corporation adopts an amendment to its articles of incorporation or bylaws, approved by the affirmative vote of the holders of a majority of the outstanding voting shares of the corporation, excluding the voting shares of interested shareholders, expressly electing not to be governed by FBCA Section 607.0901, provided that such amendment: (i) does not become effective until 18 months after such vote of the corporation’s shareholders, and (ii) does not apply to any affiliated transaction with an interested shareholder if the shareholder became an interested shareholder on or prior to the effective date of the amendment.

The Florida Charter Documents do not contain any provisions stating that FBCA Section 607.0901 does not apply to the Company.

Under Nevada law, an interested stockholder is generally prohibited from engaging in a combination with a Nevada corporation within 2 years of the date the person first became an interested stockholder, unless: (a) the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors of the corporation before the person first became an interested stockholder, or (b) the combination is approved by the board of directors of the corporation and, at or after that time, the combination is approved at an annual or special meeting of the stockholders of the corporation, and not by written consent, by the affirmative vote of the holders of stock representing at least 60 percent of the outstanding voting power of the corporation not beneficially owned by the interested stockholder.

In addition, an interested stockholder is generally prohibited from engaging in a combination with a Nevada corporation more than 2 years after the date the person first became an interested stockholder, unless: (a) the combination was approved by the board of directors of the corporation before such person first became an interested stockholder, (b) the transaction by which the person first became an interested stockholder was approved by the board of directors of the corporation before the person first became an interested stockholder, (c) the combination is approved at an annual or special meeting of the stockholders of the corporation held no earlier than 2 years after the date the person first became an interested stockholder, and not by written consent, by the affirmative vote of the holders of stock representing a majority of the outstanding voting power of the corporation not beneficially owned by the interested stockholder, or (d) in the combination, consideration meeting certain “fair price” requirements is paid to all of the holders of outstanding common shares of the corporation not beneficially owned by the interested stockholder and certain other conditions are met.

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NRS Sections 78.411 to 78.444, inclusive, do not apply to any combination of a Nevada corporation if, among other reasons: (a) the corporation does not have 200 or more stockholders of record as of the date the person first becomes an interested stockholder, (b) the corporation is not, as of the date that the person first becomes an interested stockholder, a publicly traded corporation, unless the articles of incorporation provide otherwise, (c) the corporation’s original articles of incorporation contain a provision expressly electing not to be governed by NRS Sections 78.411 to 78.444, inclusive, or (d) the corporation adopts an amendment to its articles of incorporation, approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power of the corporation not beneficially owned by interested stockholders, expressly electing not to be governed by NRS Sections 78.411 to 78.444, inclusive, provided that the amendment is not effective until 18 months after the vote of the corporation’s stockholders and does not apply to any combination of the corporation with a person who first became an interested stockholder on or before the effective date of the amendment.

The Company has elected to opt out of NRS Sections 78.411 to 78.444, inclusive, by providing in the Nevada Charter that NRS Sections 78.411 to 78.444, inclusive, do not apply to the Company.  The Company is seeking shareholder approval of this election under Proposal No. 6.

Amendment or Termination of the Reincorporation Merger Agreement

The Reincorporation Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the matters presented in connection with the merger by the shareholders of the Company and ARC Nevada; provided, however, that after any such approval, no amendment may be made that by law requires further approval by the Company’s or ARC Nevada’s shareholders, as the case may be, without such further approval.  The Reincorporation Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

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The Reincorporation Merger Agreement may be terminated and the reincorporation abandoned, notwithstanding shareholder approval, by our board of directors at any time before consummation of the reincorporation if our board of directors determines that proceeding with the reincorporation is not in the best interests of the Company or its shareholders.

Regulatory Approvals

To our knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation is the filing and acceptance of articles of merger with the Secretary of State of the States of Florida and Nevada.  The reincorporation will not occur until we have received all required consents of governmental authorities, including the filing and acceptance of articles of merger with the Secretary of State of the States of Florida and Nevada.

Accounting Treatment

The reincorporation is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquirer and ARC Nevada is the legal acquirer.  Except as set forth in this proxy statement, the management of the Company will be the management of ARC Nevada after the reincorporation.  Because the reincorporation is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection with the reincorporation and the costs incurred in connection with the reincorporation are expected to be accounted for as a reduction of additional paid-in capital.

Federal Income Tax Consequences of the Reincorporation

The Company believes that the reincorporation will constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  Accordingly:

●	no gain or loss will be recognized by holders of the Company’s common stock upon receipt of ARC Nevada common stock pursuant to the reincorporation;

●	the aggregate tax basis of ARC Nevada common stock received by each holder will equal the aggregate tax basis of the Company’s common stock surrendered by such holder in exchange therefor;

●	the holding period of ARC Nevada common stock received by each holder will include the period during which such holder held the Company’s common stock surrendered in exchange therefor; and

●	no gain or loss will be recognized by the Company or ARC Nevada pursuant to the reincorporation, and ARC Nevada will generally succeed, without adjustment, to the tax attributes of the Company.

The Company has not requested a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the federal income tax consequences of the reincorporation under the Internal Revenue Code.   A successful IRS challenge to the reorganization status of the reincorporation would result in each shareholder recognizing gain or loss with respect to each share of common stock exchanged in the reincorporation equal to the difference between the shareholder’s basis in such shares and the fair market value, as of the time of the reincorporation, of the shares of ARC Nevada common stock received in exchange therefor.  In such event, the shareholder’s aggregate basis in the shares of ARC Nevada common stock received in the exchange would equal their fair market value on such date, and the shareholder’s holding period for such shares would not include the period during which the shareholder held shares of the Company common stock prior to the reincorporation.  In addition, state, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

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The summary above is not a comprehensive description of all of the U.S. federal income tax consequences that may be relevant to our shareholders and does not address any other state, local, federal or foreign tax consequences.  We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and estate tax consequences to you of the reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

Securities Act Consequences

Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), a merger which has the sole purpose of changing an issuer’s domicile within the United States does not involve a sale of securities for the purposes of the Securities Act.  Accordingly, separate registration of the shares of ARC Nevada common stock will not be required.

Effect of Approving the Proposal

Except as provided in this proxy statement, our board of directors believes that the consummation of the reincorporation will not have a material adverse effect on the Company’s current shareholders.

Interests of Officers and Directors

In considering the recommendations of our board of directors, you should be aware that certain of our officers and directors have interests in this proposal that are different from, or in addition to, the interests of the shareholders generally.  For instance, the reincorporation may be of benefit to our officers and directors by reducing their potential personal liability and increasing the scope of permitted indemnification, and in other respects.  Our board of directors was aware of these interests and considered them, among other matters, in reaching its decision to approve the reincorporation and recommend that our shareholders vote in favor of this proposal.

No Appraisal or Dissenters’ Rights

Shareholders will not be entitled to exercise appraisal or dissenters’ rights in connection with the reincorporation, and we will not independently provide our stockholders with any such rights.

Vote Required

Proposal No. 1 will be approved if a majority of all of the votes entitled to be cast on the proposal are cast in favor of the proposal.  Abstentions and broker non-votes will be counted towards the votes cast and the vote total for the proposal and will have the same effect as votes “Against” the proposal.

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Recommendation of Our Board of Directors

Our board of directors recommends that our shareholders vote in favor of Proposal No. 1 to change the Company’s state of incorporation from Florida to Nevada.

OUR BOARD OF DIRECTORS RECOMMENDS THAT
OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1 TO
CHANGE OUR STATE OF INCORPORATION FROM FLORIDA TO NEVADA

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR
ARTICLES OF INCORPORATION TO CHANGE OUR NAME FROM
“AMERICAN RESTAURANT CONCEPTS, INC.” TO “ARC HOLDINGS, INC.”

Description of the Proposal

Our board of directors has adopted, and recommends that our shareholders approve, a proposal to amend the Florida Charter to change our name from “American Restaurant Concepts, Inc.” to “ARC Holdings, Inc.”  If the proposal is approved, we will change our name as provided above, which change will be effective upon the filing of the amendment to the Florida Charter with the Secretary of State of the State of Florida.

Reasons for the Proposal

Our board of directors believes that the corporate name change will better align our corporate name with our current business and mission of being a diversified restaurant company operating a portfolio of premium restaurant brands.

Effect of Approving the Proposal

The change of our name to “ARC Holdings, Inc.” will not affect in any way the validity of currently outstanding stock certificates or the trading of our securities.  Our shareholders will not be required to surrender or exchange any of our stock certificates that they currently hold.  Shareholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change by tendering the old certificates to our transfer agent.  Following the effective date of the name change, all new stock certificates that we issue will reflect our new name.

The Amendment

The full text of Article 1 of the Florida Charter, as proposed to be amended, will read as follows:

ARTICLE I

NAME

The name of the corporation is ARC Holdings, Inc.

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If Proposal No. 2 is approved by our shareholders at the annual meeting, the amendment to the Florida Charter will be filed with the Secretary of State of the State of Florida as soon as practicable after the annual meeting.

Change in Stock Symbol

If our shareholders approve the amendment to the Florida Charter to change our name to “ARC Holdings, Inc. at the annual meeting, we intend to change our stock trading symbol on the OTCQB from “ANPZ” to “ARCH”, or to such other stock trading symbol that better corresponds to our new name as may be approved by the OTCQB.

Relationship to Proposal No. 1

At the annual meeting, you will be voting on Proposal No. 1 to approve the reincorporation of the Company in Nevada.  If both Proposal Nos. 1 and 2 are approved by our shareholders, the surviving Nevada corporation will be governed by the Nevada Charter Documents, which will provide that our name is “ARC Holdings, Inc.”  If Proposal No. 1 is not approved by our shareholders, but Proposal No. 2 is approved by our shareholders, we will remain a Florida corporation, but the Florida Charter Documents will be amended to provide that our name is “ARC Holdings, Inc.”  We are seeking shareholder approval for Proposal No. 2 independent of Proposal No. 1 so that if Proposal No. 1 is not approved, but Proposal No. 2 is approved, we will nonetheless have the requisite shareholder approval to amend the Florida Charter Documents to provide that our name is “ARC Holdings, Inc.”

No Appraisal or Dissenters’ Rights

Shareholders will not be entitled to exercise appraisal or dissenters’ rights in connection with the reincorporation, and we will not independently provide our stockholders with any such rights.

Vote Required

Proposal No. 2 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.  Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote total for the proposal.

Recommendation of Our Board of Directors

Our board of directors unanimously recommends that our shareholders vote in favor of Proposal No. 2 to change our name from “American Restaurant Concepts, Inc.” to “ARC Holdings, Inc.”

OUR BOARD OF DIRECTORS RECOMMENDS THAT
OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO APPROVE AN
AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME
FROM “AMERICAN RESTAURANT CONCEPTS, INC.” TO “ARC HOLDINGS, INC.”

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PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO
AUTHORIZE THE ISSUANCE OF UP TO 10,000,000 SHARES OF PREFERRED STOCK

Description of the Proposal

Our board of directors has adopted, and recommends that our shareholders approve, a proposal to amend the Florida Charter to authorize the issuance of up to 10,000,000 shares of preferred stock. If the proposal is approved, we will amend the Florida Charter as provided above, which amendment will be effective upon the filing of the amendment to the Florida Charter with the Secretary of State of the State of Florida.

Reasons for the Proposal

Our board of directors believes that the authorization to issue preferred stock will provide us with additional flexibility to consider and respond to future business needs and opportunities as they arise time to time, including capital raises, financings and acquisitions. We are continually evaluating our financial position and analyzing the benefits of issuing additional equity securities, debt securities, convertible securities or a combination thereof in connection with, among other things: (i) repaying indebtedness, (ii) furthering our capital management strategy, (iii) financing acquisitions, and (iv) strengthening our balance sheet. Under the amendment, our board of directors, without any further approval by shareholders, will be authorized to establish, from time to time, classes or series of preferred with such dividend rates and preferences, conversion provisions, voting rights, redemption provisions, liquidation rights and preferences, preemption rights, maturity dates and other rights and preferences as our board of directors may deem advisable and in the best interests of the Company and our shareholders.

The availability of shares of preferred stock would give us the flexibility to respond to future capital raising, financing and acquisition needs and opportunities without the delay and expense associated with holding a special meeting of shareholders to obtain further shareholder approval. No additional action or authorization by our shareholders will be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which our common stock is then listed or quoted. The ability to respond to our needs and opportunities on an expedited basis may be advantageous to us, depending on market conditions at the time. A particular issuance, if any, will depend on many factors, including market conditions and our financing and capital management plans at the time.

We do not currently have any commitment, arrangement, understanding or agreement to issue shares of preferred stock.

Effect of Approving the Proposal

The authorization of preferred stock will not have any immediate effect on the rights of existing shareholders. However, our board of directors will have the authority to issue authorized preferred stock without requiring future shareholder approval of such issuances, except as may be required by applicable law or the stock exchange rules. To the extent that shares of preferred stock are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The effects of the issuance of preferred stock upon holders of our common stock may include, among other things: (1) a preference in the payment of dividends to holders of preferred stock, which may restrict our ability to declare dividends on our common stock; (2) dilution of voting power if holders of preferred stock are given voting rights; (3) dilution of equity interests and voting power if the preferred stock is convertible, and converted into, common stock; or (4) a preference in payments upon liquidation to holders of preferred stock, which may limit liquidation payments on our common stock.

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Possible Anti-Takeover Effect

The authorization of the issuance of shares of preferred stock could be construed as having an anti-takeover effect. Although our board of directors is not proposing the authorization of the issuance of shares of preferred stock for this purpose, our board of directors could, subject to its fiduciary duties and applicable law, issue shares of preferred stock for the purpose of resisting a third-party transaction that is favored by a majority of our shareholders, such as a hostile takeover bid, by making the acquisition more difficult or costly to complete. Moreover, the issuance of preferred stock to persons friendly to our board of directors could make it more difficult for shareholders to remove incumbent management and directors from office, even if such changes would be favorable to shareholders generally. Such a use of these additional authorized shares could render more difficult or discourage an attempt to acquire control of the Company through a transaction opposed by our board of directors. We are not aware of any attempt, or contemplated attempt, by any person to acquire control of the Company.

The Amendment

The full text of the applicable provisions of Article IV of the Florida Charter, as proposed to be amended, will read as follows:

ARTICLE IV

CAPITAL STOCK

(a)           Capitalization. The total number of shares of capital stock that the Corporation is authorized to issue is one hundred ten million (110,000,000), consisting of: (i) one hundred million (100,000,000) shares of Class A common stock, par value $0.01 per share (“Common Stock”); and (ii) ten million (10,000,000) shares of preferred stock, par value $0.01 per share (“Preferred Stock”).

(c)           Preferred Stock. The board of directors is expressly authorized to issue, from time to time, in one or more series, shares of Preferred Stock and, in the resolution or resolutions providing for such issue, establish for each such series the number of shares, the designations, powers, privileges, preferences and rights, if any, of the shares of such series, and the qualifications, limitations and restrictions, if any, of such series, to the fullest extent permitted by the Nevada Revised Statutes as the same exists or may hereafter be amended. The board of directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

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If Proposal No. 3 is approved by our shareholders at the annual meeting, the amendment to the Florida Charter will be filed with the Secretary of State of the State of Florida as soon as practicable after the annual meeting.

Relationship to Proposal No. 1

At the annual meeting, you will be voting on Proposal No. 1 to approve the reincorporation of the Company in Nevada. If both Proposal Nos. 1 and 3 are approved by our shareholders, the surviving Nevada corporation will be governed by the Nevada Charter Documents, and the Nevada Charter will provide that we may issue up to 10,000,000 shares of preferred stock. If Proposal No. 1 is not approved by our shareholders, but Proposal No. 3 is approved by our shareholders, we will remain a Florida corporation, but the Florida Charter will be amended to provide that we may issue up to 10,000,000 shares of preferred stock. We are seeking shareholder approval for Proposal No. 3 independent of Proposal No. 1 so that if Proposal No. 1 is not approved, but Proposal No. 3 is approved, we will nonetheless have the requisite shareholder approval to amend the Florida Charter to provide that we may issue up to 10,000,000 shares of preferred stock.

No Appraisal or Dissenters’ Rights

Shareholders will not be entitled to exercise appraisal or dissenters’ rights in connection with the reincorporation, and we will not independently provide our stockholders with any such rights.

Vote Required

Proposal No. 3 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote total for the proposal.

Recommendation of Our Board of Directors

Our board of directors unanimously recommends that our shareholders vote in favor of Proposal No. 3 to amend our articles of incorporation to authorize the issuance of up to 10,000,000 shares of preferred stock.

OUR BOARD OF DIRECTORS RECOMMENDS THAT
OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE
AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE
THE ISSUANCE OF UP TO 10,000,000 SHARES OF PREFERRED STOCK

PROPOSAL NO. 4

ADOPTION OF THE AMERICAN RESTAURANT CONCEPTS, INC.
2014 STOCK INCENTIVE PLAN

Purpose of the Plan

Our board of directors is proposing to adopt the American Restaurant Concepts, Inc. 2014 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote and closely align the interests of the Company’s employees and shareholders by providing the Company’s employees with stock-based compensation and other performance-based compensation. The Plan is intended to strengthen the Company’s ability to reward employee performance that enhances long-term shareholder value, increase employee stock ownership through performance-based compensation plans, and strengthen the Company’s ability to attract and retain outstanding employees. This summary of the Plan is qualified in its entirety by reference to the full text of the Plan. A copy of the proposed Plan is attached as Annex D to this proxy statement.

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Administration of the Plan

The Plan will be administered by our board of directors. Our board of directors will have full and final authority to operate, manage and administer the Plan on the Company’s behalf. To the extent permitted by applicable law, our board of directors may delegate any or all of its powers under the Plan to one or more committees or subcommittees of our board of directors. A committee may allocate among its members and delegate to any director of the Company who is not a member of the committee any of its administrative responsibilities.

Our board of directors is authorized and empowered to take all actions necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation: (i) prescribing, amending and rescinding rules and regulations relating to the Plan and any awards and defining terms not otherwise defined in the Plan; (ii) determining which persons are participants, to which of such participants, if any, awards shall be granted, and the timing of any such awards; (iii) granting awards to participants and determining the terms and conditions thereof, including the number of shares of common stock subject to awards and the circumstances under which awards become exercisable or vested or are forfeited or expire; (iv) interpreting and construing the Plan, any rules and regulations under the Plan, and the terms and conditions of any awards granted thereunder; and (v) making all other determinations deemed necessary or advisable for the administration of the Plan.

Individuals Eligible for Awards

Awards under the Plan may be made to the following individuals: (i) employees, officers or directors of the Company, and (ii) consultants or advisors to the Company.

Stock Available for Awards

Awards may be made for up to 1,000,000 shares of common stock under the Plan.

General Provisions of Awards

Awards may be made alone or in addition to, or in relation to, any other award. The terms of each award need not be identical, and our board of directors need not treat participants uniformly, regardless of whether such persons are similarly situated. Without limiting the generality of the foregoing, our board of directors is entitled, among other things, to grant non-uniform and selective awards and to make non-uniform and selective determinations as to: (i) the persons to receive awards, (ii) the terms and provisions of awards, and (iii) whether a participant’s employment has been terminated for purposes of the Plan.

Any and all grants of awards and deliveries of shares of common stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the participant. Awards under the Plan may, in the discretion of our board of directors, be made in substitution in whole or in part for cash or other compensation otherwise payable to a participant.

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Awards will become effective on the date of grant; provided, however, that: (i) no award granted to a participant shall become effective until any approval by the Company’s shareholders to issue the underlying securities necessary under applicable legal, regulatory or listing requirements is obtained, and (ii) no award granted to a participant that is intended to comply with Section 162(m) of the Internal Revenue Code will become exercisable, vested or realizable, as applicable to such award, unless and until the Plan has been approved by the Company’s shareholders to the extent shareholder approval is required by Section 162(m) in the manner required under Section 162(m).

Awards Available Under the Plan

Awards may be made under the Plan in the form of stock options, warrants, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, and such other equity-based or equity-related awards that the our board of directors determines to be consistent with the purpose of the Plan and the interests of the Company.

Stock Options

Our board of directors may grant stock options to purchase common stock and determine the number of shares of common stock to be covered by each option, the exercise price of each option, and the conditions and limitations applicable to the exercise of each option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. Our board of directors may grant “incentive stock options” as defined under Section 422 of the Internal Revenue Code and non-qualified stock options. Any option granted under the Plan that is not an incentive stock option will be a non-qualified stock option. An option that our board of directors intends to be an incentive stock option may be granted only to employees of the Company, any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code, and any other entities the employees of which are eligible to receive incentive stock options under the Internal Revenue Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Internal Revenue Code. The Plan has not been approved by the Company’s shareholders and accordingly, incentive stock options may not be granted to participants until such approval is received.

Our board of directors will establish the exercise price of an option at the time each option is granted and specify it in the applicable award; provided, however, that if the option granted is an incentive stock option, the exercise price will be not less than 100% of the fair market value of the common stock, as determined by our board of directors, at the time the incentive stock option is granted. If an employee owns or is deemed to own, by reason of the attribution rules applicable under Section 424(d) of the Internal Revenue Code, more than 10% of the combined voting power of all classes of stock of the Company and an incentive stock option is granted to such employee, the exercise price will be not less than 110% of the fair market value of the common stock at the time the option is granted and the term of the incentive stock option will be no more than five years from the date of grant. If any participant makes any disposition of shares of common stock delivered pursuant to the exercise of an incentive stock option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), such participant must notify the Company of such disposition within 10 days thereof.

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Options may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by our board of directors, together with payment in full of the aggregate exercise price for the number of shares for which the option is exercised. Unless otherwise provided in the particular award, the methods by which common stock may be paid for upon the exercise of an option include: (i) in cash or by check, payable to the order of the Company; (ii) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding; (iii) delivery of certain previously-owned shares of common stock owned by the participant valued at their fair market value; (iv) reduction of the number of shares of common stock otherwise issuable under the option by a number of shares of common stock having a fair market value equal to such aggregated exercise price; or (v) any combination of the above permitted forms of payment.

Warrants

Our board of directors may grant warrants to purchase common stock and determine the number of shares of common stock to be covered by each warrant, the exercise price of each warrant, and the conditions and limitations applicable to the exercise of each warrant, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. Our board of directors will establish the exercise price of a warrant at the time each warrant is granted and specify it in the applicable award. Warrants may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by our board of directors, together with payment in full of the aggregate exercise price for the number of shares for which the warrant is exercised. Unless otherwise provided in the particular award, the methods by which common stock may be paid for upon the exercise of a warrant include: (i) in cash or by check, payable to the order of the Company; (ii) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding; (iii) delivery of certain previously-owned shares of common stock owned by the participant valued at their fair market value; (iv) reduction of the number of shares of common stock otherwise issuable under the warrant by a number of shares of common stock having a fair market value equal to such aggregated exercise price; or (v) any combination of the above permitted forms of payment.

Stock Appreciation Rights

Our board of directors may grant awards entitling the holder on exercise thereof to acquire: (i) shares of common stock; (ii) an equivalent amount of cash; or (iii) a combination of common stock and cash, as determined by our board of directors, determined in whole or in part by reference to the appreciation, from and after the date of grant, in the fair market value of a share of common stock, with such rights and subject to such restrictions and conditions as our board of directors may determine at the time of grant. Our board of directors will establish the exercise price at the time each stock appreciation right is granted and specify it in the applicable award. Stock appreciation rights may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by our board of directors.

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Restricted Stock

Our board of directors may grant awards entitling recipients to acquire, for such purchase price, if any, as may be determined by our board of directors, shares of common stock with such rights and subject to such restrictions and conditions as our board of directors may determine at the time of grant.

Restricted Units

Our board of directors may grant awards entitling recipients to acquire in the future: (i) shares of common stock, (ii) an equivalent amount of cash, or (iii) a combination of shares of common stock and cash, as determined by our board of directors, with such rights and subject to such restrictions and conditions as our board of directors may determine at the time of grant.

Unrestricted Stock

Our board of directors may grant awards entitling recipients to acquire, for such purchase price, if any, as may be determined by our board of directors, shares of common stock free of any vesting restrictions or conditions under the Plan.

Other Stock-Based Awards

Our board of directors may grant other types of equity-based or equity-related awards in such amounts and subject to such terms and conditions as our board of directors may determine. Such awards may entail the transfer of actual shares of common stock to participants or payment in cash or otherwise of amounts based on the value of shares of common stock, and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Change in Control Events Under the Plan

Unless provided otherwise in the applicable award, awards issued under the Plan will be adjusted by the Company for change of control events and similar events as provided below.

In the event of a Change in Control Event (as defined below) that does not also constitute a Reorganization Event (as defined below), the Plan provides for immediate vesting of all options, warrants and stock appreciation rights unless specifically provided to the contrary in any specific option, warrant or stock appreciation right. In the event of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), the Plan provides for all outstanding options, warrants and stock appreciation rights to be assumed by, or equivalent options, warrants or stock appreciation rights to be substituted by, the acquiring or succeeding entity, except that if such Reorganization Event also constitutes a Change in Control Event, except as otherwise specifically provided to the contrary in any option, warrant or stock appreciation right, such assumed or substituted options, warrants or stock appreciation rights will become immediately exercisable in full upon the occurrence of the Reorganization Event. If the acquiring or succeeding entity does not agree to assume or substitute for such options, warrants or stock appreciation rights, all then unexercised options, warrants and stock appreciation rights will become immediately exercisable in full as of a specified time at least 10 business days prior to the effective date of the Reorganization Event and will terminate immediately prior to the consummation of the Reorganization Event. In the event that a Reorganization Event provides for the payment of cash to the Company’s shareholders, our board of directors may instead provide that all outstanding options, warrants and stock appreciation rights terminate upon the consummation of such Reorganization Event and for the holders of such options, warrants and stock appreciation rights to receive a cash payment equal to the amount, if any, by which the price paid to the Company’s shareholders exceeds the aggregate exercise price of such options, warrants or stock appreciation rights.

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In the case of outstanding restricted stock or restricted units, the Plan provides that upon a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), all restrictions applicable to such restricted stock or restricted units to automatically be deemed terminated or satisfied, except as specifically set forth to the contrary in any award. In the event of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under such restricted stock or restricted unit awards shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property that the common stock was converted into or exchanged for pursuant to such Reorganization Event.

The Plan defines a “Change in Control Event” to mean: (i) the consummation of an acquisition by an individual, entity or group of beneficial ownership of any capital stock of the Company if, after such acquisition, such person beneficially owns 50% or more of the issued and outstanding shares of common stock of the Company or the combined voting power of all outstanding securities of the Company, unless such acquisition: (a) was directly from the Company; (b) was by the Company, (c) was by an employee benefit plan of the Company; or (d) resulted from an acquisition of the Company in which: (1) all or substantially all of the shareholders of the Company immediately prior to the acquisition continue to own more than 50% of the issued and outstanding shares of common stock and the combined voting power of all outstanding securities of the acquiring or succeeding entity, (2) no person (except for the acquiring or succeeding entity or an employee benefit plan of such entity) beneficially owns 50% or more of the acquiring or succeeding entity’s outstanding shares of common stock or the combined voting power of all outstanding securities of the acquiring or succeeding entity (except to the extent such ownership existed prior to the acquisition), and (3) persons who were members of our board of directors on the date the Plan was adopted or who were nominated or elected subsequent to such date by at least a majority of such directors constitute a majority of the board of directors of the acquiring or succeeding entity after the consummation of the acquisition; (ii) an event as a result of which persons who were members of our board of directors on the date the Plan was adopted or who were nominated or elected subsequent to such date by at least a majority of such directors fail to constitute a majority of the board of directors of the acquiring or succeeding entity; or (iii) the consummation, in one transaction or a series of transactions, of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company, or a sale, lease, exchange, disposition or other transfer of all or substantially all assets of the Company, unless: (a) all or substantially all shareholders of the Company immediately prior to the transaction continue to own more than 50% of the issued and outstanding shares of common stock of the acquiring or succeeding entity and the combined voting power of all outstanding securities of the acquiring or succeeding entity, (b) no person (except for the acquiring corporation or an employee benefit plan of such entity) beneficially owns 50% or more of the Company’s outstanding voting securities (except to the extent such ownership existed prior to the transaction), and (c) persons who were members of our board of directors on the date the Plan was adopted or who were nominated or elected subsequent to such date by at least a majority of such directors constitute a majority of the board of directors of the acquiring or succeeding entity after the consummation of the transaction.

The Plan defines “Reorganization Event” to mean the consummation, in one transaction or a series of transactions, of: (i) a merger or consolidation of the Company with or into another entity as a result of which all of the outstanding shares of common stock are converted into or exchanged for the right to receive cash, securities or other property; or (ii) a share exchange transaction pursuant to which all outstanding shares of common stock are exchange for cash, securities or other property.

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Termination of Awards Under the Plan

Unless provided otherwise in the applicable award, awards issued under the Plan terminate as provided below.

Death, Disability or Retirement

If a participant’s employment by, or other relationship with, the Company terminates by reason of death, disability or retirement: (i) any options, warrants or stock appreciation rights then owned by such participant may thereafter be exercised, to the extent exercisable at the date of such termination, as applicable, until the earlier of the date that is 90 days after the date of such termination of employment or until the date of expiration of the stated term of the options, warrants or stock appreciation rights, if earlier; and (ii) any restrictions and conditions on any restricted stock or restricted units then owned by the participant will automatically be deemed terminated or satisfied on the date of such termination of employment, and any shares of common stock underlying the restricted stock or restricted units may be acquired until the earlier of the date that is 90 days after the date of death or until the expiration of the stated term of the restricted stock or restricted units. Our board of directors has sole authority and discretion to extend the termination date of any such award and determine whether a participant’s employment or services has been terminated by reason of disability or retirement.

For “Cause”

If a participant’s employment by, or other relationship with, the Company terminates for “Cause,” any options, warrants, stock appreciation rights, restricted stock and restricted units held by such participant will immediately terminate and be of no further force and effect; provided, however, that our board of directors may, in its sole discretion, provide that any such options, warrants, stock appreciation rights, restricted stock and restricted units may be exercised until the earlier of the date that is 90 days after the date of such termination of employment or the date of expiration of the stated term of the options, warrants, stock appreciation rights, restricted stock and restricted units.

The Plan provides that “Cause” will have the meaning ascribed to such term in any employment, consulting, advisory or other agreement between the applicable participant and the Company; provided, however, that if no such agreement exists or, if such agreement exists but no such term is provided or defined therein, “Cause” will mean a determination by the Company (including our board of directors) that the participant’s employment or other relationship with the Company should be terminated as a result of: (i) a material breach by the participant of any agreement to which the participant and the Company are parties; (ii) any act, other than retirement, or omission to act by the participant that may have a material and adverse effect on the business of the Company or on the participant’s ability to perform services for the Company, including, without limitation, the proven or admitted commission of a felony; or (iii) any material misconduct or material neglect of duties by the participant in connection with the business or affairs of the Company.

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Other Termination of Employment

Except as provided under the Plan or under the terms of any award, if a participant’s employment by, or other relationship with, the Company terminates for any reason other than death, disability, retirement or for Cause: (i) any options, warrants and stock appreciation rights held by such participant may thereafter be exercised, to the extent they are exercisable on the date of such termination of employment, until the earlier of the date that is 90 days after the date of such termination of employment or the date of expiration of the stated term of the options, warrants and stock appreciation rights; and (ii) any restrictions and conditions on any restricted stock and restricted units then owned by the participant will automatically be deemed terminated or satisfied on the date of such termination of employment and the participant will have the right to acquire any shares of common stock underlying the restricted stock and restricted units until the earlier of the date that is 90 days after the date of such termination of employment or the date of expiration of the stated term of the restricted stock and restricted units.

Rights of Participants

No person has any claim or right to be granted an award. The adoption of the Plan and the grant of an award thereunder do not give the participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a participant free from any liability or claim under the Plan or any award.

Subject to the provisions of the applicable award, no participant or legal representative or legatee of the participant shall have any rights as a shareholder with respect to any shares of common stock to be distributed with respect to an award until delivery of the shares to the participant or the participant’s legal representative or legatee.

Delivery of Share Certificates

The Company will not be obligated to deliver any shares of common stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until: (i) all conditions of the award have been met or removed to the Company’s satisfaction; (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied; and (iii) the participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate.

Transferability of Awards

Except as our board of directors may otherwise determine or provide in an award or as otherwise provided in the Plan, no award or any right or obligation thereunder may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, whether voluntarily or involuntarily, by the person to whom they are granted, except by will or the laws of descent and distribution. Awards are exercisable only by the participant or the participant’s legal representative. References to a participant, to the extent relevant in the context, shall include references to authorized transferees. Notwithstanding this, our board of directors may permit a participant to transfer any award to any person or entity that our board of directors so determines under such terms and conditions that it deems appropriate. Any assignment in violation of these provisions will be void. All of the terms and conditions of this Plan and any awards will be binding upon any such permitted successors and assigns of the participant.

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Withholding

Each participant must pay to the Company, or make arrangements satisfactory to our board of directors regarding payment of, any federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to a participant whether or not pursuant to the Plan.

Amendment or Termination of the Plan or Awards

The Plan terminates on the tenth anniversary of the effective date of the Plan. The board may at any time amend or terminate the Plan at any time prior to the termination date of the Plan, but under no circumstances may our board of directors amend or terminate a previously issued and outstanding award without the written consent of the holder thereof. No award may be granted under the Plan after the Plan has been terminated. No award granted under the Plan while the Plan is in effect shall be altered or impaired by termination of the Plan, except upon the consent of the holder of such award. The power of our board of directors to construe and interpret the Plan and the awards granted prior to the termination of the Plan shall continue after such termination. Notwithstanding the foregoing, the Plan and any award may be amended without any additional consideration to affected participants to the extent necessary to comply with, or avoid penalties under, Section 409A of the Internal Revenue Code, even if those amendments reduce, restrict or eliminate rights granted prior to such amendments.

Federal Income Tax Consequences

The following summarizes generally the United States federal income tax consequences of awards granted to participants under the Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. The Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

For precise advice as to a participant’s specific circumstances or any specific transaction, the participant should consult its tax advisor. The participant should also consult its tax advisor regarding the application of any state, local and foreign taxes, and any gift, estate and inheritance taxes.

Stock Options

Incentive Stock Options

Participants will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income when he or she exercises an incentive stock option if he or she has been employed by the Company or any 50%- or more-owned corporate subsidiary of the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If a participant has not been so employed during that time, then the participant will be taxed as described below under “Non-Statutory Stock Options.”

A participant will have income if he or she sells stock acquired under an incentive stock option at a profit (his or her sales proceeds exceed his or her exercise price). The type of income will depend on when the participant sells the stock. If the participant sells the stock more than two years after the date the option was granted and more than one year after the date the participant exercised the option, then all of the participant’s profit will be long-term capital gain. If the participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of his or her profit will be ordinary income and a portion may be capital gain. Upon a disqualifying disposition, a participant will have compensation income equal to the lesser of: (i) the value of the stock on the date the participant exercised the option less the participant’s exercise price; and (ii) the participant’s profit.

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If the participant’s profit exceeds the compensation income, then the excess profit will be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

If the participant sells the stock at a loss (the participant’s sales proceeds are less than the participant’s exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

The alternative minimum tax treatment of incentive stock options differs from their treatment under the regular tax. A participant will have income for alternative minimum tax purposes when he or she exercises an incentive stock option. In many cases, this income will require the participant to pay taxes even though he or she has not sold the stock. In certain situations, the participant may be able to credit some of the alternative minimum tax he or she paid against his or her future regular taxes. The application of the alternative minimum tax and the use of any credit are complicated and depend upon the participant’s personal circumstances. Each participant should consult his or her tax advisor if he or she is granted incentive stock options.

Non-Statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income when he or she exercises a non-statutory stock option equal to the value of the stock on the day he or she exercised the option less his or her exercise price. When the participant sells the stock, he or she will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she exercised the option. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Payment of Exercise Price With Stock

The Plan provides that in certain circumstances a participant may be able to pay the exercise price of an option with certain shares of common stock having a value equal to the exercise price. While this will not alter the tax treatment of the option exercise, it will alter the calculation of the participant’s income when the participant ultimately sells the stock. A participant will not have income with respect to the stock used to pay the exercise price even if he or she otherwise would have had income if he or she had sold the stock. The payment of the exercise price with stock acquired under an incentive stock option, however, can be a disqualifying disposition, resulting in income to the participant. A participant should consult his or her tax advisor if he or she intends to pay the exercise price with stock.

Warrants

A participant will not have income upon the grant of a warrant. A participant will have compensation income when he or she exercises a warrant equal to the value of the stock on the day he or she exercised the warrant less his or her exercise price. When a participant sells the stock, he or she will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she exercised the warrant. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

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The Plan provides that in certain circumstances a participant may be able to pay the exercise price of a warrant with certain shares of common stock having a value equal to the exercise price. While this will not alter the tax treatment of the warrant exercise, it will alter the calculation of the participant’s income when he or she ultimately sells the stock. The participant will not have income with respect to the stock used to pay the exercise price even if the participant otherwise would have had income if he or she had sold the stock. A participant should consult his or her tax advisor if he or she intends to pay the exercise price with stock.

Stock Appreciation Rights

A participant will not have income upon the grant of a stock appreciation right. A participant will have compensation income when he or she exercises a stock appreciation right equal to the value of any stock and cash received on the day the participant exercised the stock appreciation right less his or her exercise price. When a participant sells any stock received, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she exercised the stock appreciation right. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock and Restricted Units

A participant will have income upon the grant of restricted units in the amount of any cash received. A participant will not have income upon the grant of restricted stock or any stock underlying restricted units unless he or she makes an election under Section 83(b) of the Internal Revenue Code within 30 days of the date of grant. If a participant makes a timely Section 83(b) election, then he or she will have compensation income equal to the value of the stock less his or her purchase price. When the participant sells the stock, he or she will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant.

If the participant does not make a Section 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less his or her purchase price. When the participant sells the stock, he or she will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date.

If the participant forfeits the stock, the participant will be entitled to a loss equal to the amount he or she receives upon the forfeiture, if any, less his or her purchase price, if any. The loss upon forfeiture will be an ordinary loss if a Section 83(b) election is not made or a capital loss if a Section 83(b) election is made. If a participant forfeits the stock for which a Section 83(b) election has been made, then he or she will not be entitled to a refund of any taxes paid as a result of making the election.

Any capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. For this purpose, a participant’s holding period begins on the day after the stock is granted if a Section 83(b) election is made, or on the day after the date on which the stock vests if a Section 83(b) election is not made.

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Unrestricted Stock

A participant will have compensation income equal to the value of the stock received less his or her purchase price. When the participant sells the stock, he or she will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she received it from the Company. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Tax Rates

Long-term capital gain will be subject to lower tax rates than short-term capital gain and compensation income. Compensation income will also be subject to a Medicare tax and a social security tax, as applicable. The IRS has imposed a moratorium, however, on the imposition of Medicare and social security taxes on the exercise and sale of stock acquired under an incentive stock option. A participant’s actual tax rates will depend upon his or her personal circumstances.

Withholding

If a participant is an employee of the Company, then his or her compensation income will be subject to withholding for income, Medicare and social security taxes, as applicable. The IRS has imposed a moratorium, however, on the withholding of income, Medicare and social security taxes upon the exercise and sale of stock acquired under an incentive stock option. Participants must make arrangements to satisfy this withholding obligation.

Tax Consequences to the Company

There will be no tax consequences to the Company except that the Company will be entitled to a deduction when participants have compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

New Plan Benefits

As of the date of this proxy statement, our board of directors has not adopted the Plan. Accordingly, our board of directors has not granted any awards under the Plan. Future awards that may be made under the Plan are not currently determinable as the timing and terms of any such awards are within the discretion of our board of directors and will depend, in part, upon the trading price of the Company’s common stock in the future.

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Equity Compensation Plan Information

The following table sets forth information regarding the number of options, warrants, rights and similar securities that were outstanding at December 29, 2013 under equity compensation plans that have not been approved by our shareholders. None of our securities were outstanding at December 29, 2013 under plans that have been approved by our shareholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:	-0-	N/A	-0-
Equity compensation plans not approved by security holders:	-0-	N/A	214,287
Total	-0-	N/A	214,287

Our equity compensation plans currently consist of the American Restaurant Concepts, Inc. 2011 Stock Incentive Plan and our employment agreement with Richard W. Akam. Neither of these plans was approved by our shareholders. We have not adopted any equity compensation plans that have been approved by our shareholders.

A description of each of our equity compensation plans is set forth below.

2011 Stock Incentive Plan

In August 2011, we adopted the American Restaurant Concepts, Inc. 2011 Stock Incentive Plan. Under the plan, 1,214,286 shares of common stock may be granted to employees, officers and directors of, and consultants and advisors to, us under awards that may be made in the form of stock options, warrants, stock appreciation rights, restricted stock, restricted units, unrestricted stock and other equity-based or equity-related awards. As of December 29, 2013, 142,858 shares of our common stock remained available for issuance under the plan. The plan terminates in August 2021. On August 18, 2011, we filed a registration statement on Form S-8, File No. 333-176383, with the SEC covering the public sale of all 1,214,286 shares of common stock available for issuance under the plan.

Employment Agreements

On January 22, 2013, we appointed Richard Akam to serve as our Chief Operating Officer and, in connection therewith, we entered into an employment agreement with him. The employment agreement provides in part that we will grant Mr. Akam additional shares of our common stock equal in value to $50,000 on January 1st of each year. The maximum number of shares of common stock that Mr. Akam can receive under each of these grants is 71,429 shares. Accordingly, as of December 29, 2013, a maximum of 71,429 shares of common stock were available for issuance under his employment Agreement.

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Effect of Approving the Plan

The issuance in the future of additional authorized shares of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock. No additional action or authorization by our shareholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which our common stock is then listed or quoted. In addition, although not intended as an anti-takeover measure by our board of directors, one of the possible effects of the Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of directors and key employees. These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of the attempt. Except as contemplated in this proxy statement, we currently do not have any commitment, arrangement, understanding or agreement to grant awards under the Plan.

Neither Florida law nor the Florida Charter Documents require that our shareholders approve the adoption of the Plan. We are seeking shareholder approval of the Plan because, in the event our common stock is approved for listing on the NYSE, NASDAQ or American Stock Exchange, the Plan will need to comply with the rules and regulations of the exchanges. Currently, certain corporate governance rules and regulations of these exchanges require that certain equity compensatory plans, like the Plan, must be approved by the Company’s shareholders before awards may be issued under the plans. In the event our common stock is approved for listing on one of these exchanges in the future and the Plan has not been approved by our shareholders, we may be prohibited from issuing any further awards under the Plan until such time as the Plan has been approved by our shareholders. If the Plan is not approved by our shareholders, we will reconsider whether or not to adopt the Plan. However, as of the date of this proxy statement, we currently intend to adopt the Plan even if our shareholders do not approve the Plan.

Registration on Form S-8

In the event this proposal is adopted by our shareholders, or in the event the Plan is not approved by our shareholders but we elect to adopt the Plan, we may in the future elect to file a registration statement on Form S-8 with the SEC to register all of the shares of common stock available for issuance under the Plan. We do not currently have any plans to file such a registration statement with the SEC and do not know when, or if, we will ever file such a registration statement with the SEC.

Relationship to Proposal No. 1

At the annual meeting, you will be voting on Proposal No. 1 to approve the reincorporation of the Company in Nevada. If both Proposal Nos. 1 and 4 are approved by our shareholders, the surviving Nevada corporation will be governed by the Nevada Charter Documents and the Plan will be assumed by ARC Nevada. If Proposal No. 1 is not approved by our shareholders, but Proposal No. 4 is approved by our shareholders, we will remain a Florida corporation and the Plan will remain under the Company.

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Relationship to Proposal No. 2

At the annual meeting, you will be voting on Proposal No. 2 to approve the change of our name from “American Restaurant Concepts, Inc.” to “ARC Holdings, Inc.” If both Proposal No. 2 and Proposal No. 4 are approved by our shareholders, the name of the Plan will be the “ARC Holdings, Inc. 2014 Stock Incentive Plan”. If Proposal No. 2 is not approved by our shareholders, but Proposal No. 4 is approved by our shareholders, the name of the Plan will be the “American Restaurant Concepts, Inc. 2014 Stock Incentive Plan”. We are seeking shareholder approval for Proposal No. 4 independent of Proposal No. 2 so that if Proposal No. 2 is not approved, but Proposal No. 4 is approved, we will nonetheless have the requisite shareholder approval to adopt the Plan as the “American Restaurant Concepts, Inc. 2014 Stock Incentive Plan”.

Interests of Officers and Directors

In considering the recommendations of our board of directors, you should be aware that certain of our officers and directors have interests in this proposal that are different from, or in addition to, the interests of our shareholders generally. For instance, our officers and directors stand to benefit directly from the adoption of the Plan because they are within the class of participants who are eligible to receive awards under the Plan. Our board of directors was aware of these interests and considered them, among other matters, in reaching its decision to approve the Plan and recommend that our shareholders vote in favor of this proposal.

No Appraisal or Dissenters’ Rights

Shareholders will not be entitled to exercise appraisal or dissenters’ rights in connection with the reincorporation, and we will not independently provide our stockholders with any such rights.

Vote Required

Proposal No. 4 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote total for the proposal.

Recommendation of Our Board of Directors

Our board of directors recommends that our shareholders vote in favor of Proposal No. 4 to approve the adoption of the American Restaurant Concepts, Inc. 2014 Stock Incentive Plan.

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS
VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE ADOPTION OF
THE AMERICAN RESTAURANT CONCEPTS, INC. 2014 STOCK INCENTIVE PLAN

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PROPOSAL NO. 5

APPROVAL OF THE ADDITION OF A PROVISION TO THE NEVADA CHARTER
OPTING OUT OF THE NEVADA CONTROL SHARE ACQUISITION STATUTE

Description of the Proposal

Our board of directors has adopted, and recommends that our shareholders approve, the addition of a provision to the Nevada Charter that states that the provisions of the Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive (the “Nevada Control Share Acquisition Statute”), are not applicable to us. If the proposal is approved, we will add the provision to the Nevada Charter as provided above, which provision will be effective upon the filing of the Nevada Charter with the Secretary of State of the State of Nevada.

The Nevada Control Share Acquisition Statute

The Nevada Control Share Acquisition Statute contains provisions that are intended to protect the corporation and stockholders from persons attempting to complete hostile takeovers of a corporation by establishing various disclosure and stockholder approval requirements that must be satisfied by the acquiring person in the event such person acquires a “controlling interest” in an “issuing corporation.”

An “issuing corporation” is a corporation organized in Nevada that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the stock ledger of the corporation, and does business in Nevada directly or through an affiliated corporation. A “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient, but for the provisions of the Nevada Control Share Acquisition Statute, to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the issuing corporation in the election of directors. An “acquisition” is the direct or indirect acquisition of a controlling interest; provided, however, that an acquisition does not include shares acquired by a person pursuant to: (a) certain mergers, exchanges, conversions, domestications or reorganizations to which the issuing corporation is a party, (b) the laws of descent and distribution, (c) the enforcement of a judgment, or (d) the satisfaction of a pledge or other security interest. “Control shares” are outstanding voting shares of an issuing corporation that a person acquires in an acquisition or offers to acquire in an acquisition.

           Under Nevada law, control shares of an issuing corporation acquired in an acquisition lose their voting rights and become subject to certain redemption rights of the issuing corporation. Any person that proposes to make, or has made, an acquisition may seek to acquire voting rights for the control shares by: (a) delivering an offeror’s statement to the issuing corporation containing certain information about the acquiring person, and (b) undertaking to pay the expenses of a special meeting of the stockholders that must be called for the purpose of enabling the stockholders to consider what, if any, voting rights will be accorded the control shares acquired, or to be acquired, in the acquisition. At the special meeting, stockholders may accord voting rights to the control shares if a resolution granting such rights is approved by: (a) the holders of a majority of the voting power of the corporation, and (b) if the acquisition would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, the holders of a majority of the voting power of each class or series so affected, in each case excluding those shares as to which the acquiring person or any officer, director or employee of the issuing corporation exercises voting rights.

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An issuing corporation can opt out of the Nevada Control Share Acquisition Statute by providing in its articles of incorporation or bylaws, by the tenth day following the acquisition of the controlling interest, that the Nevada Control Share Acquisition Statute does not apply to the corporation.

Reasons for the Proposal

Our board of directors believes that opting out of the Nevada Control Share Acquisition Statute is in the best interests of the Company and our shareholders because it places the Company in a better position to consummate a transaction with interested shareholders in the event our board of directors determines that such a transaction is in the best interest of the Company and our shareholders.

There are, however, potential disadvantages associated with opting out of the Nevada Control Share Acquisition Statute. The Nevada Control Share Acquisition Statute was enacted to protect Nevada corporations and their stockholders from the disruptive effects of hostile takeovers by establishing the disclosure and stockholder approval requirements described above. It was designed to protect the stockholders of Nevada corporations against the coercive and manipulative practices that typically arise in connection with unsolicited tender offers and other change-of-control transactions. By opting out of the Nevada Control Share Acquisition Statute, potential acquirers may be more willing to pursue a hostile tender offer of the Company, and less willing to negotiate with our board of directors. Potential acquirers will also have a greater ability to make two-tiered bids for the Company in which stockholders would be treated unequally.

Effect of Approving the Proposal

Except as provided in this proxy statement, our board of directors believes that the approval of the provision to opt out of the Nevada Control Share Acquisition Statute will not have a material adverse effect on our current shareholders.

The reincorporation described under Proposal No. 1 of this proxy statement is not subject to the Nevada Control Share Acquisition Statute. We have no present intention, plan, proposal or arrangement to issue securities that in the future would otherwise have been subject to the Nevada Control Share Acquisition Statute.

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The Opt-Out Provision

The full text of Article VIII of the Nevada Charter will read as follows:

ARTICLE VIII

ACQUISITION OF A CONTROLLING INTEREST

The Corporation hereby expressly elects to not be governed by Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded or replaced by any successor section, statute or provision. No amendment to or repeal of these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this Article VIII, shall apply to, or have any effect on, any transaction involving an acquisition of a controlling interest occurring prior to such amendment or repeal.

If Proposal No. 5 is approved by our shareholders at the annual meeting, the Nevada Charter will be filed with the Secretary of State of the State of Nevada as soon as practicable after the annual meeting. A copy of the Nevada Charter is attached as Annex B to this proxy statement.

Contingent Proposal

At the annual meeting, you will be voting on Proposal No. 1 to approve the reincorporation of the Company in Nevada. The provision to opt out of the Nevada Control Share Acquisition Statute is applicable only for Nevada corporations. If both Proposal Nos. 1 and 5 are approved by our shareholders, the surviving Nevada corporation will be governed by the Nevada Charter, which will contain the opt-out provision described above. If Proposal No. 1 is not approved by our shareholders, we will remain a Florida corporation and Proposal No. 5 will not become effective, regardless of whether it is approved by our shareholders.

No Appraisal or Dissenters’ Rights

Shareholders will not be entitled to exercise appraisal or dissenters’ rights in connection with the reincorporation, and we will not independently provide our stockholders with any such rights.

Vote Required

Proposal No. 5 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote total for the proposal.

Recommendation of Our Board of Directors

Our board of directors recommends that our shareholders vote in favor of Proposal No. 5 to add a provision to the Nevada Charter opting out of the Nevada Control Share Acquisition Statute.

OUR BOARD OF DIRECTORS RECOMMENDS THAT
OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 5 TO APPROVE
THE ADDITION OF A PROVISION TO THE NEVADA CHARTER OPTING
OUT OF THE NEVADA CONTROL SHARE ACQUISITION STATUTE

PROPOSAL NO. 6

APPROVAL OF THE ADDITION OF A PROVISION TO THE NEVADA CHARTER
OPTING OUT OF THE NEVADA BUSINESS COMBINATIONS STATUTE

Description of the Proposal

Our board of directors has adopted, and recommends that our shareholders approve, the addition of a provision to the Nevada Charter that states that the provisions of the Nevada Revised Statutes Sections 78.411 through 78.444, inclusive (the “Nevada Business Combinations Statute”), are not applicable to us. If the proposal is approved, we will add the provision to the Nevada Charter as provided above, which provision will be effective upon the filing of the Nevada Charter with the Secretary of State of the State of Nevada.

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The Nevada Business Combinations Statute

The Nevada Business Combinations Statute contains provisions that are intended to prevent or delay certain changes of corporate control by restricting or prohibiting an “interested stockholder” from entering into certain types of “combinations” with a Nevada corporation.

An “interested stockholder” is any person, other than the corporation or any subsidiary of the corporation, that is: (a) the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the outstanding voting shares of the corporation; or (b) an affiliate or associate of the corporation and at any time within two years immediately preceding the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding shares of the corporation. A “combination” is: (a) any merger or consolidation of the corporation with an interested stockholder; (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with an interested stockholder of assets of the corporation: (i) having an aggregate market value equal to more than 5% of the aggregate market value of the consolidated assets or outstanding voting shares of the corporation, or (ii) representing more than 10% of the consolidated earning power or net income of the corporation; (c) the issuance or transfer by the corporation of shares to the interested stockholder having an aggregate market value equal to 5% or more of the aggregate market value of all of the outstanding voting shares of the corporation; (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation under any agreement, arrangement or understanding, whether or not in writing, with an interested stockholder; and (e) certain other transactions that disproportionately benefit an interested stockholder relative to other stockholders of the corporation.

Under Nevada law, an interested stockholder is generally prohibited from engaging in a combination with a Nevada corporation within 2 years of the date the person first became an interested stockholder, unless: (a) the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors of the corporation before the person first became an interested stockholder, or (b) the combination is approved by the board of directors of the corporation and, at or after that time, the combination is approved at an annual or special meeting of the stockholders of the corporation, and not by written consent, by the affirmative vote of the holders of stock representing at least 60 percent of the outstanding voting power of the corporation not beneficially owned by the interested stockholder.

In addition, an interested stockholder is generally prohibited from engaging in a combination with a Nevada corporation more than 2 years after the date the person first became an interested stockholder, unless: (a) the combination was approved by the board of directors of the corporation before such person first became an interested stockholder, (b) the transaction by which the person first became an interested stockholder was approved by the board of directors of the corporation before the person first became an interested stockholder, (c) the combination is approved at an annual or special meeting of the stockholders of the corporation held no earlier than 2 years after the date the person first became an interested stockholder, and not by written consent, by the affirmative vote of the holders of stock representing a majority of the outstanding voting power of the corporation not beneficially owned by the interested stockholder, or (d) in the combination, consideration meeting certain “fair price” requirements is paid to all of the holders of outstanding common shares of the corporation not beneficially owned by the interested stockholder and certain other conditions are met.

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The Nevada Business Combinations Statute does not apply to any combination of a Nevada corporation if, among other reasons, the corporation’s articles of incorporation contain a provision expressly electing not to be governed by the Nevada Business Combinations Statute.

Reasons for the Proposal

Our board of directors believes that opting out of the Nevada Business Combinations Statute is in the best interests of the Company and our shareholders because it places the Company in a better position to acquire, merge or consolidate with entities or businesses owned by interested shareholders in the event our board of directors believes that such a transaction is in the best interest of the Company and our shareholders.

There are, however, potential disadvantages associated with opting out of the Nevada Business Combinations Statute. The Nevada Business Combinations Statute was enacted to protect Nevada corporations and their stockholders from the disruptive effects of hostile tender offers. It was designed to protect stockholders of Nevada corporations against the coercive and manipulative practices that typically arise in connection with unsolicited tender offers and other change-of-control transactions. By opting out of the Nevada Business Combinations Statute, potential acquirers may be more willing to pursue a hostile tender offer of the Company, and less willing to negotiate with our board of directors. Potential acquirers will also have a greater ability to make two-tiered bids for the Company in which stockholders would be treated unequally.

Effect of Approving the Proposal

Except as provided in this proxy statement, our board of directors believes that the approval of the provision to opt out of the Nevada Business Combinations Statute will not have a material adverse effect on our current shareholders.

The reincorporation described under Proposal No. 1 of this proxy statement is not subject to the Nevada Business Combinations Statute. We have no present intention, plan, proposal or arrangement to issue securities that in the future would otherwise have been subject to the Nevada Business Combinations Statute.

The Opt-Out Provision

The full text of Article IX of the Nevada Charter will read as follows:

ARTICLE IX

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation hereby expressly elects to not be governed by Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded or replaced by any successor section, statute or provision. No amendment to or repeal of these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this Article IX, shall apply to, or have any effect on, any transaction involving a combination with an interested stockholder occurring prior to such amendment or repeal.

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If Proposal No. 6 is approved by our shareholders at the annual meeting, the Nevada Charter will be filed with the Secretary of State of the State of Nevada as soon as practicable after the annual meeting. A copy of the Nevada Charter is attached as Annex B to this proxy statement.

Contingent Proposal

At the annual meeting, you will be voting on Proposal No. 1 to approve the reincorporation of the Company in Nevada. The provision to opt out of the Nevada Business Combinations Statute is applicable only for Nevada corporations. If both Proposal Nos. 1 and 6 are approved by our shareholders, the surviving Nevada corporation will be governed by the Nevada Charter, which will contain the opt-out provision described above. If Proposal No. 1 is not approved by our shareholders, we will remain a Florida corporation and Proposal No. 6 will not become effective, regardless of whether it is approved by our shareholders.

No Appraisal or Dissenters’ Rights

Shareholders will not be entitled to exercise appraisal or dissenters’ rights in connection with the reincorporation, and we will not independently provide our stockholders with any such rights.

Vote Required

Proposal No. 6 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote total for the proposal.

Recommendation of Our Board of Directors

Our board of directors recommends that our shareholders vote in favor of Proposal No. 6 to add a provision to the Nevada Charter opting out of the Nevada Business Combinations Statute.

OUR BOARD OF DIRECTORS RECOMMENDS THAT
OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 6 TO APPROVE
THE ADDITION OF A PROVISION TO THE NEVADA CHARTER OPTING
OUT OF THE NEVADA BUSINESS COMBINATIONS STATUTE

PROPOSAL NO. 7

APPROVAL OF THE ADDITION OF A PROVISION TO THE NEVADA CHARTER
TO INDEMNIFY AND LIMIT THE LIABILITY OF OUR OFFICERS AND DIRECTORS
TO THE FULLEST EXTENT PERMITTED BY NEVADA LAW

Description of the Proposal

Our board of directors has adopted, and recommends that our shareholders approve, the addition of a provision to the Nevada Charter to indemnify and limit the liability of our officers and directors to the fullest extent permitted by Nevada law. If the proposal is approved, we will add the provision to the Nevada Charter as provided above, which provision will be effective upon the filing of the Nevada Charter with the Secretary of State of the State of Nevada.

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Indemnification and Limitations on Liability Under Nevada Law

Nevada law permits a corporation to indemnify any person who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding, if: (a) in the case of officers and directors of the corporation, the officer’s or director’s act or failure to act did not constitute a breach of his or her fiduciary duties as a director or officer, or, if it did, the breach of those duties did not involve intentional misconduct, fraud or a knowing violation of law, or (b) the person acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

Nevada law also permits a corporation to pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that the officer or director is not entitled to be indemnified by the corporation.

The indemnification and advancement of expenses authorized under Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in the person’s official capacity or an action in another capacity while holding office.

In addition, Nevada law permits a corporation to limit an officer’s or director’s personal liability while acting in his or her official capacity. Under Nevada law, unless the articles of incorporation provide for greater individual liability, an officer or director is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as an officer or director unless it is proven that: (a) the officer’s or director’s act or failure to act constituted a breach of his or her fiduciary duties as an officer or director, and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Reasons for the Proposal

Indemnifying officers and directors for liability incurred in connection with any action taken, or any failure to act, as an officer or director and limiting the liability of officers and directors, except in certain circumstances, is a common provision in state business corporation laws and in the articles of incorporation and/or bylaws of publicly-traded corporations. Our board of directors believes that the Nevada Charter should provide indemnification for our officers and directors, and limit the liability of our officers and directors, to the fullest extent permitted by Nevada law to protect our officers and directors from liability and losses incurred in connection with the performance of their duties as our officer and directors. Such protection will also ensure that concerns about exposure to personal liability will not adversely affect the ability of our officers and directors to make the difficult entrepreneurial decisions that are necessary in today’s highly competitive business environment. This will help enable us to attract and retain the most qualified individuals to serve as officers and directors. Our board of directors believes that the absence of such provisions may hinder our ability to attract and retain officers and directors who are averse to assuming the risks associated with lawsuits.

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Effect of Approving the Proposal

Except as provided in this proxy statement, our board of directors believes that the addition of a provision to the Nevada Charter to provide indemnification for our officers and directors, and to limit the liability of our officers and directors, to the fullest extent permitted by Nevada law will not have a material adverse effect on our current shareholders.

The Indemnification and Limitation on Liability Provision

The full text of Article X of the Nevada Charter will read as follows:

ARTICLE X

INDEMNIFICATION AND LIABILITY OF OFFICERS AND DIRECTORS

(a)           Indemnification and Advancement of Expenses.

(i)           Indemnification. The Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, indemnify any person who is or was made a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was an officer or director of the Corporation, or, while such person is or was serving as an officer or director of the corporation, such person is or was serving at the request of the Corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding.

(ii)           Advancement of Expenses. The Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, advance to any person who is or was made a party to, or is threatened to be made a party to, any threatened, pending or completed civil or criminal action, suit or proceeding by reason of the fact that such person is or was an officer or director of the Corporation, or, while such person is or was serving as an officer or director of the corporation, such person is or was serving at the request of the Corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, all expenses incurred by such officer or director in defending against such action, suit or proceeding as they are incurred and in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such officer or director to repay the amount if it is ultimately determined by a court that such officer or director is not entitled to be indemnified by the Corporation.

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(iii)           Additional Rights. In the event the Nevada Revised Statutes are hereafter amended to permit the Corporation to provide broader rights to indemnification or advancement of expenses to officers or directors of the Corporation than those provided herein, then the rights of officers and directors to indemnification and advancement of expenses, in addition to the rights of officers and directors to indemnification and advancement of expenses provided herein, shall be broadened to the fullest extent permitted by the Nevada Revised Statutes as so amended. The rights to indemnification and advancement of expenses granted in this Article X shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or Bylaws, any agreement, any vote of stockholders or directors, or otherwise.

(b)           Limitations on Liability. To the fullest extent permitted by the Nevada Revised Statutes, an officer or director of the Corporation shall not be personally liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as an officer or director of the Corporation. In the event the Nevada Revised Statutes are hereafter amended to further limit or eliminate the liability of officers or directors, then the liability of officers and directors of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited or eliminated to the fullest extent permitted by the Nevada Revised Statutes as so amended. The limitations on personal liability granted under this Article X shall not be deemed exclusive of any other limitations on personal liability to which a person may be entitled under the Articles of Incorporation or Bylaws, any agreement, any vote of stockholders or directors, or otherwise.

(c)           Amendment or Repeal. Neither any amendment nor repeal of this Article X, nor the adoption of any provision of these Articles of Incorporation that is inconsistent with this Article X, shall eliminate or reduce the effect of this Article X in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for this Article X, would accrue or arise, prior to such amendment, repeal or adoption of such inconsistent provision.

If Proposal No. 7 is approved by our shareholders at the annual meeting, the Nevada Charter will be filed with the Secretary of State of the State of Nevada as soon as practicable after the annual meeting. A copy of the Nevada Charter is attached as Annex B to this proxy statement.

Contingent Proposal

At the annual meeting, you will be voting on Proposal No. 1 to approve the reincorporation of the Company in Nevada. The indemnification and limitation on liability provision is applicable only to Nevada corporations. If both Proposal Nos. 1 and 7 are approved by our shareholders, the surviving Nevada corporation will be governed by the Nevada Charter, which will contain the indemnification and limitation on liability provision described above. If Proposal No. 1 is not approved by our shareholders, we will remain a Florida corporation and Proposal No. 7 will not become effective, regardless of whether it is approved by our shareholders.

Interests of Officers and Directors

In considering the recommendations of our board of directors, you should be aware that certain of our officers and directors have interests in this proposal that are different from, or in addition to, the interests of our shareholders generally. For instance, the indemnification and limitation on liability provisions will directly benefit our officers and directors by reducing their potential personal liability and increasing the scope of permitted indemnification, and in other respects. Our board of directors was aware of these interests and considered them, among other matters, in reaching its decision to approve the addition of the provisions to the Nevada Charter and recommend that our shareholders vote in favor of this proposal.

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No Appraisal or Dissenters’ Rights

Shareholders will not be entitled to exercise appraisal or dissenters’ rights in connection with the reincorporation, and we will not independently provide our stockholders with any such rights.

Vote Required

Proposal No. 7 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote total for the proposal.

Recommendation of Our Board of Directors

Our board of directors recommends that our shareholders vote in favor of Proposal No. 7 to add a provision to the Nevada Charter to indemnify and limit the liability of our officers and directors to the fullest extent permitted by Nevada law.

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS
VOTE “FOR” PROPOSAL NO. 7 TO ADD A PROVISION TO THE NEVADA CHARTER
TO INDEMNIFY AND LIMIT THE LIABILITY OF OUR OFFICERS AND DIRECTORS
TO THE FULLEST EXTENT PERMITTED BY NEVADA LAW

PROPOSAL NO. 8

APPROVAL TO ADD A PROVISION TO THE NEVADA CHARTER
TO GRANT THE POWER TO ADOPT, AMEND OR REPEAL THE BYLAWS
EXCLUSIVELY TO OUR BOARD OF DIRECTORS

Description of the Proposal

Our board of directors has adopted, and recommends that our shareholders approve, a proposal to add a provision to the Nevada Charter to grant the power to adopt, amend or repeal the bylaws exclusively to our board of directors. If the proposal is approved, we will add the provision to the Nevada Charter, which provision will be effective upon the filing of the Nevada Charter with the Secretary of State of the State of Nevada.

Reasons for the Proposal

Under Nevada law, the business and affairs of a corporation must be managed by the corporation’s board of directors. Nevada law provides that the articles of incorporation may grant the authority to adopt, amend or repeal the bylaws of the corporation exclusively to the board of directors. Our board of directors believes that, by providing this authority exclusively to our board of directors, the Company and our shareholders will be protected from one or more controlling shareholders adopting a bylaw amendment that impinges upon our board of director’s power and ability to manage the business and affairs of the Company.

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Our board of directors also believes that the grant of this authority exclusively to our board of directors will provide our board of directors with the flexibility to quickly implement changes to our bylaws in response to business needs and opportunities without concern that the bylaw will be amended or repealed by shareholders, and, in the case of a bylaw adopted by the shareholders that requires shareholder approval for amendment or repeal, without the delay and expense associated with holding a special meeting of shareholders to obtain further shareholder approval to amend or repeal the bylaw. The grant of this authority exclusively to our board of directors will also help avoid the possibility of inconsistencies existing between bylaw provisions and between the articles of incorporation and bylaws generally, as well as help ensure the long-term continuity of the bylaws.

Possible Anti-Takeover Effect

The addition of the bylaw provision could be construed as having an anti-takeover effect. Our board of directors could, subject to its fiduciary duties and applicable law, amend our bylaws for the purpose of resisting a third-party transaction that is favored by a majority of our stockholders, such as a hostile takeover bid, that would provide an above-market premium to our stockholders. Our board of directors could also, subject to its fiduciary duties and applicable law, amend our bylaws to make it more difficult for our stockholders to remove incumbent management and directors from office, even if such changes would be favorable to our stockholders generally. Such a use of the authority granted to our board of directors through the addition of this provision to our Nevada Charter could render more difficult or discourage an attempt to acquire control of the Company through a transaction opposed by our board of directors, even if the transaction would be beneficial to our shareholders. The addition of the bylaw provision to the Nevada Charter is not being proposed for any of these purposes, nor is it part of a plan by our board of directors to recommend a series of similar amendments to our stockholders.

Effect of Approving the Proposal

Except as provided in this proxy statement, our board of directors believes that the addition of a provision to the Nevada Charter granting the power to adopt, amend or repeal our bylaws exclusively to our board of directors will not have a material adverse effect on our current shareholders.

The Bylaw Provision

The full text of Article XI of the Nevada Charter will read as follows:

ARTICLE XI

BYLAWS

In furtherance of, and not in limitation of, the powers conferred by statute, subject to the provisions of these Articles of Incorporation, the power to adopt, amend or repeal the Bylaws shall be vested exclusively with the board of directors of the Corporation. The stockholders of the Corporation shall have no power to adopt, amend or repeal the Bylaws.

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If Proposal No. 8 is approved by our shareholders at the annual meeting, the Nevada Charter will be filed with the Secretary of State of the State of Nevada as soon as practicable after the annual meeting. A copy of the Nevada Charter is attached as Annex B to this proxy statement.

Contingent Proposal

At the annual meeting, you will be voting on Proposal No. 1 to approve the reincorporation of the Company in Nevada. A corporation may grant the power to adopt, amend or repeal the bylaws exclusively to its board of directors under Nevada law, but may not do so under Florida law. If both Proposal Nos. 1 and 8 are approved by our shareholders, the surviving Nevada corporation will be governed by the Nevada Charter, which will contain the bylaw provision described above. If Proposal No. 1 is not approved by our shareholders, we will remain a Florida corporation and Proposal No. 8 will not become effective, regardless of whether it is approved by our shareholders.

Interests of Officers and Directors

In considering the recommendations of our board of directors, you should be aware that certain of our officers and directors have interests in this proposal that are different from, or in addition to, the interests of our shareholders generally. For instance, the bylaw provision provides more power to our board of directors to direct the business and affairs of the Company by eliminating the ability of our shareholders to adopt bylaws or to amend or repeal bylaws adopted by our board of directors. Our board of directors was aware of these interests and considered them, among other matters, in reaching its decision to approve the addition of the provisions to the Nevada Charter and recommend that our shareholders vote in favor of this proposal.

No Appraisal or Dissenters’ Rights

Shareholders will not be entitled to exercise appraisal or dissenters’ rights in connection with the reincorporation, and we will not independently provide our stockholders with any such rights.

Vote Required

Proposal No. 8 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote total for the proposal.

Recommendation of Our Board of Directors

Our board of directors recommends that our shareholders vote in favor of Proposal No. 8 to add a provision to the Nevada Charter to grant the power to adopt, amend or repeal the bylaws exclusively to our board of directors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS
VOTE “FOR” PROPOSAL NO. 8 TO ADD A PROVISION TO THE NEVADA CHARTER
TO GRANT THE POWER TO ADOPT, AMEND OR REPEAL THE BYLAWS
EXCLUSIVELY TO OUR BOARD OF DIRECTORS

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation earned by the executive officers named below during the fiscal years ended December 29, 2013 and December 30, 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)		All Other Compensation		Total ($)
Richard W. Akam (2) Chief Executive Officer, Chief Operating Officer and Secretary	2013	150,000	-0-	99,080	(6)	12,000	(7)	261,080
Daniel Slone (3) Chief Financial Officer	2013	1	-0-	-0-		-0-		1
Michael Rosenberger (4) Former Chief Executive Officer, Chief Financial Officer and Secretary	2013 2012	87,500 150,000	-0- -0-	-0- -0-		177,500 -0-	(8)	265,000 150,000

(1) Represents the grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation. We used the Black-Scholes pricing model to determine the fair value of the awards. The Black-Scholes pricing model takes into consideration such factors as the estimated term of the securities, the conversion or exercise price of the securities, the volatility of the price of our common stock, interest rates, and the probability that the securities will be converted or exercised to determine the fair value of the securities. The selection of these criteria requires management’s judgment and may impact our net income or loss. The computation of volatility is intended to produce a volatility value that is representative of our expectations about the future volatility of the price of our common stock over an expected term. We used our share price history to determine volatility and cannot predict what the price of our shares of common stock will be in the future. As a result, the volatility value that we calculated may differ from the actual volatility of the price of our shares of common stock in the future. Additional information concerning the awards is set forth herein under Executive Compensation – Employment Agreements and Arrangements.

(2) Mr. Akam was appointed as our Chief Operating Officer on January 22, 2013, and was appointed as our Chief Executive Officer and Secretary on July 31, 2013. Mr. Akam also served as our Chief Financial Officer from July 31, 2013 to August 22, 2013.

(3) Mr. Akam was appointed as our Chief Financial Officer on August 22, 2013.

(4) Mr. Rosenberger served as our Chief Executive Officer, Chief Financial Officer and Secretary from April 25, 2000 to July 31, 2013.

(5) The amount of Mr. Akam’s bonus for 2013 has not yet been determined and, as a result, is not calculable through the date of this report. We expect that Mr. Akam’s bonus will be determined no later than June 30, 2014.

(6) Consists of $50,000 recognized in connection with the vesting of a stock award that was made on January 22, 2013, and $49,080 recognized in connection with the partial vesting of a stock award that was made on July 22, 2013. The stock award that was made on July 22, 2013 vested in full on January 1, 2014. We recognized a total of $50,000 of stock compensation expense in connection with the grant of this stock award.

(7) Consists of a car allowance of $12,000.

(8) Consists of: (i) compensation in the amount of $10,000 paid to Mr. Rosenberger under the settlement agreement that we entered into with him on July 12, 2013 in connection with his resignation as our Chief Executive Officer, Chief Financial Officer and Secretary on July 31, 2013, and (ii) compensation in the amount of $167,500 paid to Mr. Rosenberger under the consulting agreement that we entered into with him on July 12, 2013, consisting of a payment of $70,000 on July 31, 2013 and payments of $32,500 on September 1, 2013, October 15, 2013, December 1, 2013, respectively. Mr. Rosenberger received one final payment of $32,500 under the consulting agreement on December 31, 2013.

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Employment Agreements and Arrangements

On January 1, 2012, we entered into an amended and restated employment agreement with Michael Rosenberger, our former Chief Executive Officer, Chief Financial Officer and Secretary. Under the terms of the agreement, Mr. Rosenberger agreed to continue to serve as our Chief Executive Officer, Chief Financial Officer and Secretary. The agreement was for a term of two years. We agreed to pay Mr. Rosenberger an annual base salary of $150,000 during the term of the agreement. In the event Mr. Rosenberger terminated his employment with us, or we terminated Mr. Rosenberger’s employment without “cause” (as such term was defined in the agreement), we were required to continue paying Mr. Rosenberger his salary for the remainder of the term.

On July 12, 2013, we entered into a separation agreement with Mr. Rosenberger and Moose River Management, Inc., a company that is wholly owned by Mr. Rosenberger (“Moose River”). The separation agreement became effective on July 31, 2013.

Under the terms of the separation agreement, Mr. Rosenberger agreed to resign from his positions as our Chief Executive Officer, Chief Financial Officer and Secretary, and from any and all other employment positions that he had with us, and agreed to resign as a member of our board of directors, all effective July 31, 2013. In addition, Moose River agreed to assign to us all of the “Dick’s Wings” trademarks (the “Trademarks”) then being licensed to us by Moose River under that certain Trademark License Agreement (the “License Agreement”), dated July 16, 2007, by and between Moose River and us. We agreed to pay Mr. Rosenberger $10,000 in settlement of all compensation and reimbursement due to Mr. Rosenberger arising out of or in connection with his employment with us. In addition, we and Mr. Rosenberger agreed to release each other from any and all claims that each of us may have had against each other. As a result of the execution of the separation agreement, the amended and restated employment agreement that we entered into with Mr. Rosenberger on January 1, 2012 terminated on July 31, 2013.

On July 12, 2013, we also entered into a consulting agreement with Mr. Rosenberger pursuant to which Mr. Rosenberger assisted us with our prior business and future business during a term commencing July 31, 2013 and ending December 31, 2013. In return, we paid Mr. Rosenberger $70,000 on July 31, 2013 and to make payments of $32,500 to Mr. Rosenberger on September 1, 2013, October 15, 2013, December 1, 2013 and December 31, 2013. In the event we had failed to make one or more of these payments to Mr. Rosenberger in the amounts and on the dates specified in the consulting agreement, ownership of the Trademarks would have reverted back to Moose River and the License Agreement would have continued in full force and effect. The consulting agreement became effective on July 31, 2013.

On January 22, 2013, we appointed Richard Akam to serve as our Chief Operating Officer. In connection therewith, we entered into an employment agreement with Mr. Akam pursuant to which we agreed to pay him an annual base salary of $150,000, subject to annual adjustments and discretionary bonuses, plus certain standard and customary fringe benefits. The employment agreement is for an initial term of one year and automatically renews for additional one year periods until terminated by Mr. Akam or us.

The employment agreement provides that, on July 22, 2013, we would grant Mr. Akam shares of its common stock equal in value to $50,000 if Mr. Akam is continuously employed by us through that date. The number of shares of common stock that we would issue to Mr. Akam would be calculated based on the last sales price of our common stock as reported on the Over-the-Counter Bulletin Board (the “OTC Bulletin Board”) on July 22, 2013. The employment agreement also provides that we will grant Mr. Akam additional shares of our common stock equal in value to $50,000 on January 1st of each year thereafter if Mr. Akam is continuously employed by us through January 1st of the applicable year. The number of shares of common stock that we will issue to Mr. Akam for each applicable year will be calculated based on the average of the last sales price of shares of our common stock as reported on the OTC Bulletin Board for the month of January of the applicable year.

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Notwithstanding the above, and in connection therewith, Mr. Akam agreed that the number of shares that may be earned by him under his employment agreement in connection with any particular grant shall be equal to the lesser of: (i) 71,429 shares of common stock, or (ii) the number of shares of common stock calculated by dividing $50,000 by the closing price of our common stock on the day immediately preceding the date our obligation to issue the shares to him fully accrues. Mr. Akam also agreed that in the event we are unable to fulfill our obligation to issue all of the shares earned by him with respect to any particular grant because we do not have enough shares of common stock authorized and available for issuance, (i) Mr. Akam will not require us to issue more shares of common stock than are then authorized and available for issuance by us, and (i) we may settle any liability to Mr. Akam created as a result thereof in cash. On July 22, 2013 and February 5, 2014, we issued 71,429 and 28,433 shares of our common stock, respectively, to Mr. Akam pursuant to the terms of the employment agreement.

In the event we terminate Mr. Akam’s employment without “cause,” Mr. Akam will be entitled to receive the following severance compensation from us: (i) if we terminate Mr. Akam’s employment during the first year of his employment with us, that amount of compensation equal to the salary payable to Mr. Akam during that year, (ii) if we terminate Mr. Akam’s employment during the second year of his employment with us, that amount of compensation equal to nine months of the salary payable to Mr. Akam during that year, (iii) if we terminate Mr. Akam’s employment during the third year of his employment with us, that amount of compensation equal to six months of the salary payable to Mr. Akam during that year, and (iv) if we terminate Mr. Akam’s employment after the third year of his employment with us, that amount of compensation equal to three months of the salary payable to Mr. Akam during the year that such termination occurs. Mr. Akam will not be entitled to receive any severance compensation from us if we terminate his employment for “cause” or as a result of his disability, or if Mr. Akam resigns from his employment with us.

Under the terms of Mr. Akam’s employment agreement, “cause” includes, but is not limited to: (i) embezzlement, theft, larceny, material fraud or other acts of dishonesty, (ii) intentional disregard of duties under the employment agreement, or any other material violation of the employment agreement, (iii) conviction of or entrance of a plea of guilty or no contest to a felony or other crime which has or may have a material adverse effect on his ability to carry out his duties under the employment agreement or upon our reputation, (iv) conduct involving moral turpitude, (v) gross insubordination or repeated insubordination after written warning by us, (vi) unauthorized disclosure of our confidential information, (vii) material and continuing failure to perform his duties in a quality and professional manner for a period of at least 30 days after written warning by us, (viii) the issuance of an injunction or any other court order or judgment by a court of competent jurisdiction or arbitrator upholding the provisions of the confidentiality agreement signed by us and Mr. Akam on September 10, 2012, and (ix) the addition of us as a party in any proceeding in connection with the confidentiality agreement.

The employment agreement also contains customary provisions that provide that, during the term of Mr. Akam’s employment with us and for a period of one year thereafter, Mr. Akam is prohibited from disclosing confidential information, soliciting our employees and certain other persons, and competing with us.

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On July 31, 2013, we appointed Richard Akam as our Chief Executive Officer, Chief Financial Officer and Secretary. We did not amend the employment agreement in connection with the above appointments, and Mr. Akam is not receiving any additional compensation in connection with the above appointments.

On August 19, 2013, we appointed Daniel Slone as our Chief Financial Officer. We agreed to pay Mr. Slone an annual base salary of $1.00 in connection with his appointment. We did not enter into an employment agreement with Mr. Slone. In connection therewith, on August 19, 2013, Richard Akam resigned as our Chief Financial Officer. Mr. Akam retained his positions as our Chief Executive Officer, Chief Operating Officer and Secretary.

Director Compensation

We do not provide any compensation to our employee directors and have not adopted a standard compensation package for non-employee directors serving as members of our board of directors. We appointed Fred Alexander and Ketan B. Pandya as non-employee directors to our board of directors in November 2012 and August 2013, respectively. We intend to add additional non-employee directors to our board of directors in the future. We intend to provide our non-employee directors with remuneration that may consist of one or more of the following: an annual retainer, a fee paid for each board meeting attended, an annual grant of equity compensation and reimbursement for reasonable travel expenses incurred to attend meetings of our board of directors. We may provide additional remuneration to board members participating on committees of our board of directors.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth, for each named executive officer, information regarding stock that had not vested as of the end of our fiscal year ended December 29, 2013. We did not have any stock options or equity incentive plan awards outstanding as of the end of our fiscal year ended December 29, 2013.

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Richard W. Akam	7/22/13	*	50,000
Daniel Slone		-0-	-0-

(1) This stock award vested in full on January 1, 2014.

* The number of shares of common stock is calculated based on the average of the last sales price of shares of our common stock as reported on the OTC Bulletin Board for the month of January 2014.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and the notes thereto set forth, as of April 28, 2014, certain information with respect to the beneficial ownership of: (i) each of our named executive officers, (ii) each of our directors, (iii) each of our named executive officers and directors as a group, and (iv) each person or group that is known to us to be the beneficial owner of more than five percent of our common stock. This table is based upon information supplied by our officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC. Where information regarding shareholders is based on Schedules 13D and 13G, the number of shares owned is as of the date for which information was provided in such schedules. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act and, in accordance therewith, includes all shares of our common stock that may be acquired by such beneficial owners within 60 days of April 28, 2014 upon the exercise or conversion of any options, warrants or other convertible securities. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all shares of common stock beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below, and has an address of 212 Guilbeau Road, Lafayette, LA 70506.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (1)
Richard W. Akam	99,862		1.6%
Daniel Slone	758		*
Fred D. Alexander	-0-		*
Ketan B. Pandya	45,700		*
William D. Leopold II	2,256,072		35.0%
Michael P. Rosenberger	653,287	(2)	10.1%
Seenu G. Kasturi	568,188	(3)	8.8%
All officers and directors as a group (5 persons)	799,607		12.4%

* Less than one percent.

(1) This table has been prepared based on 6,455,224 shares of our common stock outstanding on April 28, 2014.

(2) Includes: (i) 428,572 shares held jointly by Mr. Rosenberger and his wife, and (ii) 214,286 shares held by Mr. Rosenberger’s wife.

(3) Includes 911 shares of common stock held by Blue Victory Holdings, a company for which Mr. Kasturi serves as the President, Treasurer, Secretary and sole director and of which he owns 90% of the equity interests.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and other nominees) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” is designed to reduce our printing and postage costs.

A number of brokers, banks and other nominees with account holders who are shareholders of the Company may be householding our proxy materials. Accordingly, a single copy of our proxy materials may be delivered to multiple shareholders sharing an address. Once you have received notice from your nominee that they will be householding communications sent to your address, householding will continue until you are notified otherwise or until you revoke your consent. Shareholders who are currently receiving multiple copies of the proxy materials at their addresses and would like to request householding of their communications should contact their nominees.

If, at any time, you no longer wish to participate in householding and would like to receive a separate set of the proxy materials, you may: (i) notify your nominee, (ii) notify us by calling (904) 741-5500, or (iii) notify us by directing your written request to Secretary, American Restaurant Concepts, Inc., 13453 North Main Street, Suite 206, Jacksonville, FL 32218. We will promptly deliver, upon oral or written request to the telephone number or address stated above, a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered.

SHAREHOLDER PROPOSALS

The Florida Bylaws provide that our annual meeting of shareholders will be held no later than 100 days after the anniversary of the date of our incorporation, which was April 25, 2000. In the event Proposal No. 1 is approved, future annual meetings of shareholders will be governed by the Nevada Bylaws. The Nevada Bylaws provide that annual meetings of stockholders shall be held on such date, at such time and at such place as may be determined from time to time by our board of directors.

In order for any shareholder proposal to be included in our proxy materials for our 2015 annual meeting of shareholders, the shareholder must meet the eligibility and procedural requirements of Rule 14a-8 of the Exchange Act and the proposal must be received by us a reasonable time before we begin to print and mail our proxy materials to shareholders. If a shareholder intends to present a matter for a vote at the 2015 annual meeting, other than by submitting a proposal for inclusion in our proxy statement for that meeting, the shareholder must give us timely notice in accordance with applicable SEC rules. To be timely, the shareholder’s notice must be received by us a reasonable time before we begin to print and mail our proxy materials to shareholders.

Pursuant to Rule 14a-4 of the Exchange Act, our management may exercise discretionary voting authority under proxies it solicits and obtains for our 2015 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, if we do not receive timely notice of such proposal in accordance with applicable SEC rules.

All shareholder proposals should be mailed to the following address: Secretary, American Restaurant Concepts, Inc., 13453 North Main Street, Suite 206, Jacksonville, FL 32218.

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ANNUAL REPORT ON FORM 10-K

We have filed our Annual Report on Form 10-K for our 2013 fiscal year with the SEC. Shareholders may obtain a copy of the Form 10-K, free of charge, at the Internet web site maintained by the SEC at www.sec.gov or by requesting it in writing or by telephone from us at the following address: Secretary, 13453 North Main Street, Suite 206, Jacksonville, FL 32218, (904) 741-5500.

OTHER MATTERS

Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, or any adjournments or postponements thereof, the persons named in the accompanying proxy card will use their discretion to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Richard W. Akam
Chief Executive Officer
May 13, 2014

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Annex A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of ________________, 2014, is made and entered into by and between American Restaurant Concepts, Inc., a Florida corporation (the “ARC Florida”), and American Restaurant Concepts, Inc., a Nevada corporation and wholly-owned subsidiary of ARC Florida (“ARC Nevada”).  ARC Florida and ARC Nevada are sometimes referred to herein collectively as the “Constituent Corporations.”

RECITALS

WHEREAS, ARC Florida is a corporation duly organized and validly existing under the laws of the State of Florida having on the date hereof authorized capital stock consisting of 100,000,000 shares of Class A common stock, par value $.01 per share (“ARC Florida Common Stock”), of which, on the date of this Agreement, before giving effect to the transactions contemplated herein, ________________ shares are issued and outstanding; and

WHEREAS, ARC Nevada is a corporation duly organized and validly existing under the laws of the State of Nevada having on the date hereof authorized capital stock consisting of 100,000,000 shares of common stock, par value $.01 per share (“ARC Nevada Common Stock”), of which, on the date of this Agreement, before giving effect to the transactions contemplated herein, 100 shares are issued and outstanding, and 10,000,000 shares of preferred stock, par value $0.01 per share (“ARC Nevada Preferred Stock”), none of which, on the date of this Agreement, before giving effect to the transactions contemplated hereby, is issued and outstanding; and

WHEREAS, the respective board of directors of the Constituent Corporations deem it advisable, upon the terms and subject to the conditions stated herein, that ARC Florida be merged with and into ARC Nevada pursuant to the provisions of Section 607.1104 of the Florida Business Corporation Act (the “FBCA”) and Section 92A.180 of the Nevada Revised Statutes (the “NRS”), and that ARC Nevada be the surviving corporation in the merger (the “Merger”); and

WHEREAS, it is the intention of the parties to this Agreement that the Merger shall qualify as a “reorganization” for United States federal income tax purposes within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and that this Agreement shall constitute a “plan of reorganization” for the purposes of the Internal Revenue Code; and

WHEREAS, the respective boards of directors of the Constituent Corporations, the shareholders of ARC Florida and the shareholder of ARC Nevada have approved this Agreement and have directed that this Agreement be executed by the parties hereto.

NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

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ARTICLE I

THE MERGER

1.1.        The Merger.    Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the provisions of the FBCA and the NRS, at the Effective Time (as defined in Section 1.2), ARC Florida shall be merged with and into ARC Nevada.  As a result of the Merger, the separate existence of ARC Florida shall cease and ARC Nevada shall continue as the surviving corporation in the Merger (the “Surviving Corporation”) and shall succeed to and assume all of the rights and obligations of ARC Florida in accordance with the provisions of the FBCA and the NRS.

1.2.        Effective Time.    The Merger shall become effective (the “Effective Time”) upon the later to occur of: (i) the filing with the Secretary of State of the State of Florida of articles of merger executed and acknowledged by the parties hereto in accordance with the relevant provisions of the FBCA; and (ii) the filing with the Secretary of State of the State of Nevada of articles of merger executed and acknowledged by the parties hereto in accordance with the relevant provisions of the NRS.

1.3.        Effects of the Merger.   The Merger shall have the effects set forth in Section 607.1106 of the FBCA and Section 92A.250 of the NRS.

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1.        The Articles of Incorporation.    The articles of incorporation of ARC Nevada as in effect immediately prior to the Effective Time shall continue in full force and effect as the articles of incorporation of the Surviving Corporation until amended in accordance with the provisions thereof or applicable law.

2.2.        The Bylaws.    The bylaws of ARC Nevada as in effect immediately prior to the Effective Time shall continue in full force and effect as the bylaws of the Surviving Corporation until amended in accordance with the provisions thereof, the articles of incorporation of ARC Nevada or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1.        Officers.    The officers of ARC Florida immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation.  Each such officer shall continue to hold office until the expiration of the term for which the officer was appointed and the officer’s successor is duly elected and qualified, or until the officer’s earlier resignation or removal.

3.2.        Directors.    The directors and the members of the various committees of the board of directors of ARC Florida immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of the Surviving Corporation.  Each such director and member of such committee shall continue to hold office until the expiration of the term for which the director was elected and the director’s successor is duly elected and qualified, or until the director’s earlier resignation or removal.

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ARTICLE IV

CONVERSION AND EXCHANGE OF SECURITIES

4.1.        Common Stock.    At the Effective Time, each share of ARC Florida Common Stock issued and outstanding immediately prior to the Effective Time, other than those shares held by Dissenting Shareholders (as defined in Section 4.5), shall, by virtue of the Merger and without any action on the part of the Constituent Corporations, the holders of such shares or any other person, be converted, without the surrender of the stock certificates or any other action, into one fully paid and non-assessable share of ARC Nevada Common Stock with the same rights, powers and privileges as the shares so converted.  At the Effective Time, each share of ARC Nevada Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Constituent Corporations, the holders of such shares or any other person, be cancelled and retired and shall cease to exist.

4.2.        Derivative Securities.  At the Effective Time, each option, warrant, right to purchase or receive, unit or other security exercisable or convertible into shares of ARC Florida Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Constituent Corporations, the holders of such shares or any other person, be converted, without the surrender of the securities or any other action, into an identical security of ARC Nevada and shall be converted into the right to acquire the same number of shares of ARC Nevada Common Stock as the number of shares of ARC Florida Common Stock that were acquirable pursuant to such option, warrant, right to purchase or receive, unit or other security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to such option, warrant, right to purchase or receive, unit or other security, immediately prior to the Effective Time.  The same number of shares of ARC Nevada Common Stock shall be reserved for purposes of the exercise or conversion of such options, warrants, rights to purchase or receive, units or other securities as is equal to the number of shares of ARC Florida Common Stock so reserved immediately prior to the Effective Time.

4.3         Employee Benefit Plans.  At the Effective Time, each employee benefit plan, stock purchase plan, stock incentive plan, incentive compensation plan or similar plan of ARC Florida in effect immediately prior to the Effect Time shall, by virtue of the Merger and without any action on the part of the Constituent Corporations, the holders of such shares or any other person, be assumed by, and continue to be such a plan of, ARC Nevada.  To the extent that any such plan provides for the issuance of ARC Florida Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of ARC Nevada Common Stock.  The same number of shares of ARC Nevada Common Stock shall be reserved for issuance under any such plan as is equal to the number of shares of ARC Florida Common Stock so reserved immediately prior to the Effective Time.

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4.4.        Stock Certificates.    At and after the Effective Time, all of the outstanding stock certificates that immediately prior thereto evidenced ownership of and represented shares of ARC Florida Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of ARC Nevada Common Stock and shall be so registered on the books and records of the Surviving Corporation or its transfer agent.  The registered owners of any such outstanding stock certificates shall, until such stock certificates shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of ARC Nevada Common Stock evidenced by such outstanding stock certificates, as provided above.  At and after the Effective Time, no registered owners of outstanding stock certificates that immediately prior thereto represented shares of ARC Nevada Common Stock shall have any rights with respect to the shares formerly evidenced and represented by those stock certificates.

4.5.        Appraisal Rights.    No shareholders of ARC Florida exercising appraisal rights, if any, pursuant to Section 607.1302 of the FBCA (“Dissenting Shareholders”) shall be entitled to receive shares of ARC Nevada Common Stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal under the FBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Section 607.1302 of the FBCA with respect to any shares owned by the Dissenting Shareholder that provide the Dissenting Shareholder with appraisal rights (“Dissenting Shares”).  If any person or entity who otherwise would be deemed a Dissenting Shareholder fails to properly perfect or effectively withdraws or loses the right to appraisal with respect to any shares that otherwise would have been Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of ARC Nevada Common Stock pursuant to Section 4.1 hereof.

ARTICLE V

CONDITION TO EACH PARTY’S
OBLIGATION TO EFFECT THE MERGER

The respective obligations of each of the parties hereto to effect the Merger is subject to receipt prior to the Effective Time of the requisite consents and approvals of this Agreement and the transactions contemplated hereby by ARC Florida and ARC Nevada in the manner provided in Section 607.1103 of the FBCA and Section 92A.120 of the NRS, respectively.

ARTICLE VI

TERMINATION OR DEFERRAL

At any time prior to the Effective Time: (i) this Agreement may be terminated and the Merger may be abandoned, whether before or after approval of this Agreement by the shareholders of ARC Florida, if the board of directors of ARC Florida determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of ARC Florida and its shareholders, or (ii) the consummation of the Merger may be deferred for a reasonable period of time if the board of directors of ARC Florida determines for any reason, in its sole judgment and discretion, that such action would be in the best interests of ARC Florida and its shareholders.  In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no further effect, without any liability on the part of either ARC Florida or ARC Nevada, or any of their respective shareholders, directors or officers.

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ARTICLE VII

MISCELLANEOUS AND GENERAL

7.1.        Amendment or Modification.    Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that this Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought; and provided further, however, that an amendment made subsequent to the approval of this Agreement by ARC Florida shareholders shall not alter or change: (i) the amount or kind of shares, securities cash, property or rights to be received hereunder by the shareholders and security holders of ARC Florida; (ii) any provision of the articles of incorporation or bylaws of the Surviving Corporation to be effected by the Merger, other than changes for which shareholder approval is not required under the FBCA; or (iii) any of the terms or conditions of this Agreement if such alteration or change would adversely affect ARC Florida or the holders of any class or series of capital stock of ARC Florida.

7.2.        Further Assurances. From time to time after the Effective Time, as and when requested by ARC Nevada or its successors or assigns, there shall be executed and delivered on behalf of ARC Florida such deeds, bills of sale, assignments, agreements, documents and other instruments, and there shall be taken or caused to be taken by ARC Nevada such further and other actions, as shall be necessary, appropriate or desirable to vest, perfect or confirm, of record or otherwise, in ARC Nevada the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of ARC Florida and to otherwise carry out the purposes of this Agreement and the Merger, and the officers and directors of ARC Nevada are fully authorized in the name of and on behalf of ARC Florida or otherwise to execute and deliver any and all such instruments and take any and all such actions.

7.3.        No Third-Party Beneficiary Rights.    No provision of this Agreement is intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any client, customer, affiliate, officer, director, shareholder, employee, partner of any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof shall be solely between the parties to this Agreement.

7.4.        Entire Agreement.    This Agreement and the schedules and exhibits hereto contain the entire agreement between the parties and supercede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

7.5.        Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.6.        Severability.    If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties hereto.

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7.7.        Headings.    The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

7.8.        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the FBCA shall apply to the internal corporate governance of ARC Florida or the NRS shall apply to the internal corporate governance of ARC Nevada.

7.9.        Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

AMERICAN RESTAURANT CONCEPTS, INC.,
a Florida corporation

By:
Richard W. Akam
Chief Executive Officer

AMERICAN RESTAURANT CONCEPTS, INC.,
a Nevada corporation

By:
Richard W. Akam
Chief Executive Officer

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Annex B

ARTICLES OF INCORPORATION

OF

AMERICAN RESTAURANT CONCEPTS, INC.

ARTICLE I

NAME

The name of the corporation is American Restaurant Concepts, Inc. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The name of the registered agent of the Corporation is CSC Services of Nevada, Inc.  The address, including street, number and city, of the registered agent of the Corporation in the State of Nevada is 2215-B Renaissance Drive, Las Vegas, NV 89119.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful acts or activities for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV

PERPETUAL EXISTENCE

The Corporation shall have a perpetual existence.

ARTICLE V

INCORPORATOR

The name and address of the incorporator executing these Articles of Incorporation is:

Richard W. Akam
13453 North Main Street
Suite 206
Jacksonville, Florida 32218

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ARTICLE VI

DIRECTORS

The name and address of the directors constituting the initial board of directors is:

Fred D. Alexander	Ketan B. Pandya
212 Guilbeau Road	212 Guilbeau Road
Lafayette, LA 70506	Lafayette, LA 70506

The number of directors that constitute the board of directors of the Corporation, and the manner in which the number of directors may be increased or decreased, shall be designated as set forth in the Bylaws of the Corporation (the “Bylaws”).

ARTICLE VII

CAPITAL STOCK

(a)           Capitalization.  The total number of shares of capital stock that the Corporation is authorized to issue is one hundred ten million (110,000,000), consisting of: (i) one hundred million (100,000,000) shares of Class A common stock, par value $0.01 per share (“Common Stock”); and (ii) ten million (10,000,000) shares of preferred stock, par value $0.01 per share (“Preferred Stock”).

(b)           Common Stock.

(i)           Relative Rights of Common Stock and Preferred Stock.  All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

(ii)          Fully-Paid and Nonassessable Shares.  All shares of Common Stock that are issued by the Corporation shall be fully-paid and nonassessable shares of Common Stock.  No holder of Common Stock shall be individually liable for the debts, liabilities or other obligations of the Corporation, and no Common Stock issued by the Corporation as fully-paid shall ever be assessable or assessed.

(iii)         Voting Rights.  Except as otherwise required by law or these Articles of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.  Holders of Common Stock shall not be entitled to cumulative voting of their shares.

(iv)         Dividends.  Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends, when and if declared by the board of directors, out of the assets of the Corporation which are legally available therefor, payable either in cash, in property or in shares of capital stock.

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(v)          No Pre-Emptive Rights or Further Assessments.  The holders of shares of Common Stock shall have no preemptive, subscription, redemption or conversion rights, and shall not be subject to any sinking fund provisions or any further assessments.

(vi)         Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or these Articles of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

 (c)          Preferred Stock.  The board of directors is expressly authorized to issue, from time to time, in one or more series, shares of Preferred Stock and, in the resolution or resolutions providing for such issue, establish for each such series the number of shares, the designations, powers, privileges, preferences and rights, if any, of the shares of such series, and the qualifications, limitations and restrictions, if any, of such series, to the fullest extent permitted by the Nevada Revised Statutes as the same exists or may hereafter be amended.  The board of directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.  In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE VIII

ACQUISITION OF CONTROLLING INTEREST

The Corporation hereby expressly elects to not be governed by Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded or replaced by any successor section, statute or provision.  No amendment to or repeal of these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this Article VIII, shall apply to, or have any effect on, any transaction involving an acquisition of a controlling interest occurring prior to such amendment or repeal.

ARTICLE IX

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation hereby expressly elects to not be governed by Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded or replaced by any successor section, statute or provision.  No amendment to or repeal of these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this Article IX, shall apply to, or have any effect on, any transaction involving a combination with an interested stockholder occurring prior to such amendment or repeal.

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ARTICLE X

INDEMNIFICATION AND LIABILITY OF OFFICERS AND DIRECTORS

(a)           Indemnification and Advancement of Expenses.

(i)           Indemnification.  The Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, indemnify any person who is or was made a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was an officer or director of the Corporation, or, while such person is or was serving as an officer or director of the corporation, such person is or was serving at the request of the Corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding.

(ii)          Advancement of Expenses.  The Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, advance to any person who is or was made a party to, or is threatened to be made a party to, any threatened, pending or completed civil or criminal action, suit or proceeding by reason of the fact that such person is or was an officer or director of the Corporation, or, while such person is or was serving as an officer or director of the corporation, such person is or was serving at the request of the Corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, all expenses incurred by such officer or director in defending against such action, suit or proceeding as they are incurred and in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such officer or director to repay the amount if it is ultimately determined by a court that such officer or director is not entitled to be indemnified by the Corporation.

(iii)         Additional Rights.  In the event the Nevada Revised Statutes are hereafter amended to permit the Corporation to provide broader rights to indemnification or advancement of expenses to officers or directors of the Corporation than those provided herein, then the rights of officers and directors to indemnification and advancement of expenses, in addition to the rights of officers and directors to indemnification and advancement of expenses provided herein, shall be broadened to the fullest extent permitted by the Nevada Revised Statutes as so amended.  The rights to indemnification and advancement of expenses granted in this Article X shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under these Articles of Incorporation, the Bylaws, any agreement, any vote of stockholders or directors, or otherwise.

(b)           Limitations on Liability.  To the fullest extent permitted by the Nevada Revised Statutes, an officer or director of the Corporation shall not be personally liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as an officer or director of the Corporation.  In the event the Nevada Revised Statutes are hereafter amended to further limit or eliminate the liability of officers or directors, then the liability of officers and directors of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited or eliminated to the fullest extent permitted by the Nevada Revised Statutes as so amended.  The limitations on personal liability granted under this Article X shall not be deemed exclusive of any other limitations on personal liability to which a person may be entitled under these Articles of Incorporation, the Bylaws, any agreement, any vote of stockholders or directors, or otherwise.

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(c)           Amendment or Repeal.  Neither any amendment nor repeal of this Article X, nor the adoption of any provision of these Articles of Incorporation that is inconsistent with this Article X, shall eliminate or reduce the effect of this Article X in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for this Article X, would accrue or arise, prior to such amendment, repeal or adoption of such inconsistent provision.

ARTICLE XI

BYLAWS

In furtherance of, and not in limitation of, the powers conferred by statute, subject to the provisions of these Articles of Incorporation, the power to adopt, amend or repeal the Bylaws shall be vested exclusively with the board of directors of the Corporation.  The stockholders of the Corporation shall have no power to adopt, amend or repeal the Bylaws.

ARTICLE XII

AMENDMENTS TO ARTICLES OF INCORPORATION

From time to time any of the provisions of these Articles of Incorporation may be altered, amended or repealed, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted in the manner and at the time prescribed by said laws.  All rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are granted subject to the provisions of this Article XII.

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IN WITNESS WHEREOF, the Incorporator has signed these Articles of Incorporation this ___th day of _______________, 2014.

Richard W. Akam
Sole Incorporator

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Annex C

BYLAWS

OF

AMERICAN RESTAURANT CONCEPTS, INC.
(A Nevada Corporation)

ARTICLE I

CORPORATE OFFICES

1.1	Registered Office.

The registered office of corporation shall be as designated in the articles of incorporation of the corporation.

1.2	Other Offices.

The corporation may also have offices at such other places, either within or without the State of Nevada, as the board of directors may from time to time designate or as the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1           Place of Meetings.

Unless otherwise provided in the articles of incorporation, meetings of stockholders may be held at such places, within or without the State of Nevada, as may be determined from time to time by the board of directors. The board of directors may, in its sole discretion, determine that the meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with the provisions of Section 6.6 hereof.  In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2           Annual Meetings.

The annual meeting of stockholders may be called by the board of directors and shall be held on such date and at such time as may be determined from time to time by the board of directors.  Upon making such determination, the secretary shall cause a notice to be given to the stockholders entitled to attend the annual meeting and vote thereat in accordance with the provisions of Section 2.4 hereof.  At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3           Special Meetings.

Special meetings of the stockholders, other than those required by statute, may be called for any purpose as is a proper matter for stockholder action under Nevada law by the board of directors, the chairperson of the board of directors or the chief executive officer.  The board of directors shall determine the date and time of special meetings.  Upon making such determination, the secretary shall cause a notice of special meeting to be given to the stockholders entitled to attend the meeting and vote thereat, in accordance with the provisions of Section 2.4 hereof.  No business may be transacted at the special meeting other than the business specified in the notice of meeting.

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2.4           Notice of Meetings.

All notices of meetings of stockholders shall be given in accordance with the provisions of Article VI hereof not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.  The notice shall specify the place, if any, date and time of the meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at the meeting, and: (i) in the case of an annual meeting, those matters that the board of directors, at the time of giving the notice, intends to present for action by the stockholders, or (ii)  in the case of a special meeting, the purpose or purposes for which the meeting is called.  The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board of directors intends to present for election.  Notice of any meeting may be waived by the stockholder in accordance with the provisions of Section 6.5 hereof.

2.5           Quorum.

At all meetings of stockholders, unless the articles of incorporation or these bylaws provide for different proportions: (i) the holders of a majority of the voting power of the class or series of stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business, and (ii) where a separate vote by a class or series of stock is required on a particular matter, a majority of the voting power of such class or series of stock present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.  In the event a quorum is established at a duly called or convened meeting of stockholders, the stockholders may transact business until the meeting is adjourned in accordance with the provisions of Section 2.6 hereof, notwithstanding the subsequent withdraw of stockholders holding that amount of voting power sufficient to result in a quorum not being present or represented at the meeting.  If a quorum is not present or represented at a meeting of the stockholders, the meeting may be adjourned in accordance with the provisions of Section 2.6 hereof.

2.6           Adjournments; Postponements and Cancellations.

(a)           If a quorum is not present or represented at a meeting of stockholders, the chairperson of the meeting or a majority of the stockholders present in person or represented by proxy at the meeting, though less than a quorum, shall be entitled to adjourn the meeting from time to time until a quorum is present or represented.  When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than sixty (60) days after the date for which the meeting was originally noticed, or if, after the adjournment, a new record date is fixed for the adjourned meeting, notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given in conformity with the provisions of these bylaws.  At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

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(b)           The board of directors may cancel, postpone or reschedule any previously scheduled meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

2.7           Organization and Conduct of Business.

(a)           Meetings of stockholders shall be presided over by the chairperson of the board of directors, if any, or in his or her absence by a person designated by the board of directors, or, in the absence of a person so designated by the board of directors, by the chief executive officer, or in his or her absence by the chief financial officer, or in his or her absence by the secretary, or in his or her absence by a chairperson chosen at the meeting by the vote of a majority in interest of the stockholders entitled to vote thereat, present in person or represented by proxy.  The secretary, or in his or her absence, an assistant secretary, if any, or, in the absence of all assistant secretaries, a person whom the chairperson of the meeting appoints, shall act as secretary of the meeting and keep a record of the proceedings thereof.

(b)           The board of directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it deems necessary, appropriate or convenient.  Subject to such rules and regulations of the board of directors, if any, the chairperson of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation: (i) establishing an agenda or order of business for the meeting, (ii) establishing rules and procedures for maintaining order at the meeting and the safety of those present, (iii) establishing limitations on participation in such meeting to stockholders of record and their duly authorized and constituted proxies, and such other persons as the chairperson shall permit, (iv) establishing restrictions on entry to the meeting after the time fixed for the commencement thereof, (v) establishing limitations on the time allotted to questions or comments by participants, and (vi) regulating the opening and closing of the polls for balloting and matters that are to be voted on by ballot.  Unless and to the extent determined by the board of directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

2.8           Voting.

Except as otherwise provided in the articles of incorporation, or in the resolution providing for the issuance of the stock adopted by the board of directors pursuant to authority expressly vested in it by the provisions of the articles of incorporation, each stockholder shall be entitled to one (1) vote for each share of capital stock registered in such stockholder’s name on the books of the corporation on the record date fixed for determination of stockholders entitled to notice of and to vote at a meeting of stockholders.  Except as otherwise required by the articles of incorporation or these bylaws, with respect to any matter other than the election of directors, an action on a matter shall be approved by, and shall be the act of, the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action by stockholders present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, at the meeting and entitled to vote on the matter.  Except as otherwise required by the articles of incorporation or these bylaws, where a separate vote by a class or series of stock is permitted or required with respect to any matter other than the election of directors, an act by the stockholders of the class or series of stock present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, at the meeting and entitled to vote on the matter shall be the act of the class or series of stock if a majority of the voting power of a quorum of the class or series of stock votes in favor of the action.  Except as otherwise required by the articles of incorporation or these bylaws, with respect to the election of directors at an annual meeting of stockholders, directors shall be elected by a plurality of the votes cast by stockholders present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, at the meeting and entitled to vote on the election of directors.

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2.9           Stockholder Action by Written Consent.

Subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power; provided, however, that if a different proportion of voting power is required for such action at the meeting, then the written consent must be signed by stockholders holding at least that proportion of voting power.

2.10         Record Dates.

(a)           For purposes of determining the stockholders entitled to notice of and to vote at any meeting of stockholders, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be less than ten (10) days nor more than sixty (60) days before the date of such meeting, unless otherwise provided in the articles of incorporation.  In such event, except as otherwise provided in the articles of incorporation, these bylaws or any agreement, only stockholders of record on the date so fixed shall be entitled to notice of and to vote at the meeting, notwithstanding any transfer of any shares on the books of the corporation after the record date.  If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which the first notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting; provided, however, that if the meeting is adjourned to a date that is more than sixty (60) days after the date set for the original meeting, the board of directors must fix a new record date for the meeting.

(b)           For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty (60) days before the date of any such action.  In such event, except as otherwise provided in the articles of incorporation, these bylaws or any agreement, only stockholders of record at the close of business on the date so fixed shall be entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed.  If the board of directors does not so fix a record date, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

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(c)           The board of directors may adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent pursuant to Section 2.9 hereof must be determined.  The date prescribed by the board of directors may not precede or be more than ten (10) days after the date the resolution is adopted by the board of directors. If the board of directors does not adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent pursuant to Section 2.9 hereof must be determined and no prior action by the board of directors is required by Chapters 78 or 92A of the Nevada Revised Statutes before the matter is submitted for consideration by the stockholders, the date is the first date on which any stockholder delivers to the corporation such consent signed by the stockholder.  If the board of directors does not adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent pursuant to Section 2.9 hereof must be determined and prior action by the board of directors is required by Chapters 78 or 92A of the Nevada Revised Statutes before the matter is submitted for consideration by the stockholders, the date is at the close of business on the day the board of directors adopts the resolution.

2.11         Proxies.

(a)           Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy.  The proxy may be limited to action on designated matters.  Without limiting the manner in which a stockholder may authorize another person or persons to act for him or her as proxy, a stockholder may sign a writing authorizing another person or persons to act for him or her as proxy.  Any copy, communication by electronic transmission or other reliable reproduction of the writing may be substituted for the original writing for any purpose for which the original writing could be used, if the copy, communication by electronic transmission or other reproduction is a complete reproduction of the entire original writing.  No proxy shall be valid after the expiration of six (6) months from the date of its creation unless the stockholder specifies in the proxy the length of time for which it is to continue in force, which may not exceed seven (7) years from the date of its creation.  Any proxy properly created is not revoked and continues in full force and effect until: (i) another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the corporation or the corporation’s proxy solicitor, or (ii) in the event of a meeting of stockholders, the stockholder revokes the proxy by attending the meeting and voting the stockholder’s shares in person.  A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the secretary of the corporation or the corporation’s proxy solicitor.

(b)          A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power.  Unless otherwise provided in the proxy, a proxy made irrevocable pursuant to this subsection is revoked when the interest with which it is coupled is extinguished, but the corporation may honor the proxy until notice of the extinguishment of the proxy is received by the corporation.

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2.12         Joint Owners of Stock.

If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, joint tenants, tenants in common or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the shares or securities, unless the secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship, their acts with respect to voting have the following effect: (i) if only one person votes, that person’s act binds all, (ii) if more than one person votes, the act chosen by a majority of votes binds all, and (iii) if more than one person votes, but the vote is evenly split on any particular matter, each faction may vote the shares or securities in question proportionally.

2.13         Stockholder Lists.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date.  The stockholder list shall be arranged in alphabetical order and show the address of each stockholder and the number of shares registered in the name of each stockholder.  The corporation shall not be required to include electronic mail addresses or other electronic contact information on the stockholder list.  The stockholder list shall be open to the examination of any stockholder for any purpose germane to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business.  In the event the corporation makes the stockholder list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.  If the meeting is to be held at a place, the stockholder list shall be made available at such place throughout the duration of the meeting, and may be examined by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, the stockholder list shall be made available for examination by any stockholder on a reasonably accessible electronic network throughout the duration of the meeting and the information required to access such list shall be provided with the notice of the meeting.  Such stockholder list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.14         Inspectors of Elections.

Before any meeting of stockholders, the corporation may, and shall if required by law, appoint one or more inspectors of election to act at the meeting and make a written report thereof.  The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to appear or fails or refuses to act.  If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Such inspectors shall: (i) determine the number of shares outstanding and the voting power of each, (ii) determine the number of shares represented at the meeting, the existence of a quorum and the validity of proxies and ballots, (iii) receive and count all votes and ballots, (iv) determine any challenges made to any determination by the inspectors, and retain for a reasonable period a record of the disposition of any such challenges, (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots, and (vi) do such other acts as are necessary and appropriate to conduct the meeting of stockholders with fairness to all stockholders.  The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical.  The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.  Any report or certificate made by the inspectors of election shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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ARTICLE III

DIRECTORS

3.1           Powers.

The business and affairs of the corporation shall be managed and exercised by or under the direction of the board of directors, except as may otherwise be provided in the articles of incorporation.

3.2           Number, Election, Term and Qualifications.

The board of directors shall consist of no less than one (1) member and no more than nine (9) members, each of whom shall be a natural person.  Within such range, the number of directors that shall constitute the entire board of directors shall be fixed from time to time by resolution of the board of directors.  The board of directors may change the authorized number of directors to a number outside the range specified in this Section 3.2.  Except as otherwise provided in the articles of incorporation or these bylaws, directors shall be elected at the annual meeting of the stockholders or, if not so elected, at any special meeting of stockholders that is called and held for that purpose.  Except as otherwise provided in the articles of incorporation or these bylaws, each director shall hold office until the expiration of the term for which the director was elected and the director’s successor is duly elected and qualified, or until the director’s earlier resignation or removal.  Directors need not be stockholders unless so required by the articles of incorporation.  The articles of incorporation or these bylaws may prescribe other qualifications for directors.

3.3           Enlargement and Vacancies.

Except as otherwise provided by the articles of incorporation or these bylaws, and subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, incapacity, removal from office or other cause shall be filled solely by a majority vote of the remaining directors, though less than a quorum, or, if only one director remains, by the sole remaining director, unless otherwise provided in the articles of incorporation.  Directors chosen pursuant to any of the foregoing provisions shall hold office until the next annual meeting and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.  In the event of a vacancy in the board of directors, the remaining directors, except as otherwise provided by the articles of incorporation or these bylaws, may exercise the powers of the full board until the vacancy is filled.  Unless otherwise provided in the articles of incorporation, when one or more directors give notice of resignation to the board, effective at a future date, the board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.  If, at any time, the corporation shall have no directors in office, then an election of directors may be held in the manner permitted in the Nevada Revised Statutes.

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3.4           Resignation and Removal.

(a)           Any director may resign at any time by providing notice in writing or by electronic transmission to the corporation at its principal place of business addressed to the attention of the board of directors, the chairperson of the board of directors, the chief executive officer or the secretary; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director.  A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events.  Unless otherwise provided in the articles of incorporation, when one or more directors give notice of resignation to the board, effective at a future date, the board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.  Acceptance of such resignation shall not be necessary to make it effective.

(b)         Subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof, any director may be removed from the board of directors by the affirmative vote of stockholders representing at least two-thirds (2/3) of the voting power of the issued and outstanding shares of capital stock entitled to vote at an election of directors.  No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

                3.5           Regular Meetings.

Regular meetings of the board of directors may be held on such dates, at such times and, unless otherwise provided in the articles of incorporation, at such places within and without the State of Nevada as may be determined from time to time by the board of directors and publicized among all directors, either orally, in writing or by electronic transmission.  No further notice of regular meetings of the board of directors shall be required.

3.6           Special Meetings.

Special meetings of the board of directors may be called from time to time by the chairperson of the board or by a majority of the directors then in office, and may be held on such dates, at such times and, unless otherwise provided in the articles of incorporation, at such places within and without the State of Nevada as such person or persons shall designate.  Notice of the time and place, if any, of special meetings of the board of directors shall be delivered personally or by telephone to each director, or sent by first-class mail, commercial delivery service or electronic transmission, charges prepaid, at such director’s business or home address as they appear upon the records of the corporation. If such notice is sent by mail, it shall be deposited in the United States mail at least four (4) days prior to the date of the meeting.  If such notice is delivered personally or by telephone, or sent by commercial delivery service or electronic transmission, it shall be so delivered at least twenty-four (24) hours prior to the date and time of the meeting.  Any oral notice given personally or by telephone may be communicated either directly to the director or to a person at the office of the director whom the person giving the notice has reason to believe shall promptly communicate it to the director.  The notice of any special meeting of the board of directors need not specify the purpose of the meeting, nor the place of the meeting, if the meeting is to be held at the corporation’s principle executive office.

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3.7           Quorum and Voting.

At all meetings of the board of directors, a majority of the board of directors then in office shall constitute a quorum for the transaction of business, except to fill vacancies in the board of directors as provided in Section 3.3 hereof or to adjourn the meeting as provided in Section 3.8 hereof.  The act of directors holding a majority of the voting power of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as otherwise provided in the articles of incorporation or these bylaws.  A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken at the meeting is approved by at least a majority of the required quorum for the meeting.

3.8           Adjournment; Postponement or Cancellation.

A majority of the directors present, whether or not constituting a quorum, may, from time to time, adjourn any meeting to another date, time and place.  Notice of the date, time and place of the adjourned meeting shall be given to each of the members of the board of directors; provided, however, that no such notice need be given to any directors present at the original meeting at the time it was adjourned if the date, time and place of the adjourned meeting are announced at such meeting.  At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.  The board of directors may cancel, postpone or reschedule any previously scheduled meeting at any time, before or after the notice for such meeting has been sent to the directors.

3.9           Committees and Sub-Committees.

(a)           Unless otherwise provided in the articles of incorporation, the board of directors may, by resolution adopted by the board of directors, designate one or more committees from time to time, each committee to consist of one or more members of the board of directors.  The board of directors may at any time increase or decrease the number of members comprising a committee, appoint new members to the committee, remove any member from the committee, or terminate the existence of a committee.  The board of directors may designate one or more directors as alternate members of a committee to replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member of the committee.

(b)           Any committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all of the lawfully delegated powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; provided, however, that no such committee shall have the power or authority to: (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) required by Chapter 78 of the Nevada Revised Statutes to be submitted to the stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.  Each committee shall keep regular minutes of its meetings and make such reports to the board of directors as the board of directors may request or the charter, if any, of such committee may require.  Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by in such rules or by the board of directors, the committee’s business shall be conducted in a manner that is as close as possible to the manner by which the corporation’s business is conducted by the board of directors under these bylaws.

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(c)           Unless otherwise provided in the articles of incorporation, these bylaws, the resolutions of the board of directors designating the committee, or any charter of the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to any such subcommittee any or all of the powers and authority of the committee.

3.10         Organization of Meetings.

Meetings of the board of directors shall be presided over by the chairperson of the board of directors, if any.  In his or her absence, a majority of the directors present at the meeting, assuming a quorum, shall designate a president pro tem of the meeting who shall preside at the meeting.  The secretary shall act as secretary of the meeting, but in his or her absence, the chairperson of the meeting may appoint any assistance secretary, officer, director or other person to act as secretary of the meeting.

3.11         Place of Meetings.

The board of directors, and any committees thereof, may hold meetings, both regular and special, either within or without the State of Nevada.  Regular meetings of the board of directors may be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board of directors.  In the absence of such designation, regular meetings shall be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.  Special meetings of the board of directors may be held at any place within or without the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

3.12         Board Action by Written Consent.

Unless otherwise restricted by the articles of incorporation or these bylaws, any action required or permitted to be taken at a meeting of the board of directors or a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the board of directors or the committee, as the case may be; provided, however, that the written consent need not be signed by those directors specified in Section 78.315(a) or (b) of the Nevada Revised Statutes to be effective.

3.13         Fees and Compensation of Directors.

Unless otherwise provided in the articles of incorporation or these bylaws, the board of directors, without regard to personal interest, may establish the compensation that directors and members of committees may receive for their services.  If the board of directors establishes the compensation of directors pursuant to this Section 3.13, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.  Nothing herein shall be construed to preclude any director or member of any committee from serving the corporation as an officer, employee or agent, or in any other capacity, and receiving compensation therefor.

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ARTICLE IV

OFFICERS

4.1           Designated Officers.

The officers of the corporation shall consist of a chief executive officer, a chief financial officer and a secretary.  The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, one or more vice presidents, one or more assistant vice presidents, a treasurer, one or more assistant treasurers, one or more assistant secretaries, and any other officers and agents as it may deem necessary and appropriate from time to time.

4.2            Appointment, Term and Compensation.

The board of directors shall appoint the officers of the corporation.  All officers must be natural persons, and any one person may hold any number of offices of the corporation at any one time.  All officers shall have such authority and perform such duties in the management of the business and affairs of the corporation as may be designated from time to time by the board of directors and, to the extent not so designated, as generally pertain to their respective offices, subject to the control of the board of directors.  Each officer shall hold office at the pleasure of the board of directors until the expiration of the term for which the officer was appointed and such officer’s successor is duly elected and qualified, or until such officer’s earlier resignation or removal.  A vacancy in any office because of death, resignation, retirement, disqualification, incapacity, removal or any other reason shall be filled by the board of directors.  The term of office and compensation of each officer shall be fixed and determined by the board of directors and may be altered by the board of directors from time to time, subject to the rights, if any, of such officer under any contract of employment.

4.3           Resignation and Removal.

Any officer may resign at any time by giving notice in writing or by electronic transmission to the board of directors or the chief executive officer, or in his or her absence the president, or in his or her absence, the secretary.  Any resignation shall be effective when received by the person or persons to whom such notice is given, unless a later date or time is specified therein, in which event the resignation shall become effect at such later date or time.  Unless otherwise specified in the notice, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.  Any officer may be removed from office at any time, with or without cause, by the affirmative vote of the majority of the board of directors in office at the time or, in the case of subordinate officers not appointed by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

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4.4           Chairperson.

The chairperson of the board of directors shall have the powers and duties customarily and typically associated with the office of the chairperson of the board of directors.  The chairperson of the board of directors shall, if present, preside at meetings of the stockholders and meetings of the board of directors.  The chairperson of the board of directors shall exercise and perform such other duties as may from time to time be agreed to by the board of directors.  The chairperson of the board of directors shall report to the board of directors.

4.5           Chief Executive Officer.

The chief executive officer shall have, subject to the supervision, direction and control of the board of directors, ultimate authority for decisions relating to the supervision, direction and management of the business and affairs of the corporation in the manner customarily and typically associated with the position of chief executive officer, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the corporation.  If at any time the office of the chairperson of the board of directors shall not be filled, or in the event of the absence, inability to act or refusal to act of the chairperson of the board of directors, the chief executive officer shall perform the duties and exercise the powers of the chairperson of the board unless otherwise determined by the board of directors.  In the event of the absence, inability to act or refusal to act of the chief executive officer, the board of directors shall meet promptly to confer the powers of the chief executive officer on another elected officer.

4.6           President.

Subject to the supervision, direction and control of the board of directors and the chief executive officer, the president shall act in a general executive capacity and shall assist the chief executive officer with the supervision, direction and management of the affairs and business of the corporation in the manner customarily and typically associated with the position of president.  The president shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors or the chief executive officer.  In the event of the absence, inability to act or refusal to act of the chief executive officer, the president shall perform the duties and exercise the powers of the chief executive officer unless otherwise determined by the board of directors.

4.7           Vice Presidents and Assistant Vice Presidents.

Each vice president and assistant vice president shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chief executive officer or the president.  Elected vice presidents shall have such other powers and perform such other duties as may be granted or prescribed by the board of directors.  Vice presidents appointed pursuant to Section 4.13 hereof shall have such powers and duties as may be fixed in accordance with that section, except that such appointed vice presidents may not exercise the powers and duties of the chief executive officer or president.

4.8           Secretary.

The secretary shall attend meetings of the board of directors and stockholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose.  The secretary shall have all such further powers and duties as are customarily and typically associated with the position of secretary or as may from time to time be assigned to him or her by the board of directors, chief executive officer or president.

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4.9           Assistant Secretaries.

Each assistant secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chief executive officer, the president or the secretary.  In the event of the absence, inability to act or refusal to act of the secretary, the assistant secretary (or if there shall be more than one, the assistant secretaries in the order determined by the board of directors, chief executive officer or chief financial officer) shall perform the duties and exercise the powers of the secretary.

4.10         Chief Financial Officer.

The chief financial officer shall have custody of the corporation’s funds and securities, shall be responsible for maintaining the corporation’s accounting records and statements, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.  The chief financial officer shall also maintain adequate records of all assets, liabilities and transactions of the corporation, shall render statements of the financial affairs of the corporation, and shall assure that adequate audits and reviews thereof are regularly made.  The chief financial officer shall have all such further powers and duties as are customarily and typically associated with the position of chief financial officer, or as may from time to time be assigned to him or her by the board of directors or the chief executive officer.

4.11         Treasurer.

The treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chief executive officer or the chief financial officer.  In the event of the absence, inability to act or refusal to act of the chief financial officer, the treasurer shall perform the duties and exercise the powers of the chief financial officer.

4.12         Assistant Treasurers.

Each assistant treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chief executive officer, the president or the chief financial officer.  In the event of the absence, inability to act or refusal to act of the treasurer, the assistant treasurer (or if there shall be more than one, the assistant treasurers in the order determined by the board of directors, chief executive officer or chief financial officer) shall perform the duties and exercise the powers of the treasurer.

4.13         Subordinate Officers.

The board of directors may appoint, or empower the chief executive officer or, in the absence of the chief executive officer, the president to appoint, such subordinate officers and agents as the business of the corporation may require.  Each of such subordinate officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors, chief executive officer or president may from time to time determine.

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4.14         Delegation of Authority.

The board of directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

ARTICLE V

STOCK

5.1           Stock Certificates.

Unless otherwise provided in these bylaws, every stockholder shall be entitled to have a certificate representing the number of shares registered in certificate form signed by officers or agents designated by the corporation for such purpose, certifying the number of shares in the corporation owned by the stockholder.  Certificates for shares of capital stock, if any, shall be in such form as is consistent with the provisions of the articles of incorporation and the Nevada Revised Statutes.  Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents, the transfer agent or transfer clerk or the registrar of the corporation may be printed or lithographed upon the certificate in lieu of the actual signatures.  In case any officer who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, whether because of death, resignation or otherwise, before the certificate is issued, the certificate may nevertheless be issued by the corporation with the same effect as if such person had not ceased to be such officer on the date of issue.  The corporation has no power to issue a certificate in bearer form, and any such certificate that is issued is void and of no force or effect.

5.2           Special Designation on Certificates.

If the corporation is authorized to issue more than one class of stock or more than one series of any class of stock, then the powers, designations, preferences, rights and privileges of each class of stock or series thereof, and the qualifications, limitations or restrictions of such class of stock or series thereof, shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, in lieu of the foregoing requirements, there may be set forth, on the face or back of the certificate representing such class or series of stock, a statement that the corporation shall furnish without charge to each stockholder who so requests, the powers, designations, preferences, rights and privileges of each class of stock or series thereof and the qualifications, limitations or restrictions of such class of stock or series thereof.

5.3           Lost, Stolen or Destroyed Certificates.

The corporation shall not issue a new stock certificate in place of a previously issued stock certificate unless the latter is surrendered to the corporation and cancelled at the same time.  The corporation may issue a new stock certificate or, if authorized by the board of directors, uncertificated shares in place of a previously issued stock certificate alleged to have been lost, stolen or destroyed upon the execution and delivery of an affidavit of that fact to the corporation or its agent by the owner of the stock certificate alleged to have been lost, stolen or destroyed, or the owner’s legal representative.  The corporation may require, as a condition precedent to the issuance of a new stock certificate, that the owner of the lost, stolen or destroyed stock certificate, or the owner’s legal representative, agree to indemnify the corporation in such manner as the corporation shall require, or to give the corporation a surety bond or other security in such form and amount sufficient to indemnify the corporation against any claim that may be made against the corporation with respect to the stock certificate alleged to have been lost, stolen or destroyed or the issuance of a new certificate or uncertificated shares in place of the stock certificate alleged to have been lost, stolen or destroyed.  The board of directors may adopt such other provisions and restrictions with reference to lost certificates as it deems necessary or appropriate.

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5.4           Uncertificated Shares.

The board of directors may authorize the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series of stock.  Within a reasonable time after the issuance or transfer of shares without certificates, the corporation shall send the stockholder a written statement containing the information required to be placed on certificates under these bylaws.  At least annually thereafter, the corporation shall provide to its stockholders of record a written statement confirming the information contained in the informational statement.  The rights and obligations of stockholders are identical whether or not their shares of stock are represented by certificates.

5.5           Dividends.

The board of directors may from time to time, subject to the provisions of the articles of incorporation or these bylaws, declare and pay dividends upon shares of the corporation’s capital stock in cash, property or shares of the corporation’s capital stock.  The board of directors may, from time to time, set aside from any funds otherwise available for dividends, a reserve or reserves for equalizing dividends, repairing or maintaining the corporation’s property, meeting contingencies, or for any other proper purpose, and may, from time to time, modify or abolish any such reserve or reserves.

5.6           Partly-Paid Shares.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor.  Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.  Upon the declaration of any dividend on fully-paid shares, the corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

5.7           Transfers of Stock.

Transfers of record of shares of stock of the corporation shall be made upon the corporation’s books only by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of the certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.  The corporation shall have power to enter into and perform any agreement with one or more stockholders of one or more classes or series of stock of the corporation to restrict the transfer of shares of stock owned by such stockholders or any successors or transferees thereof.

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5.8           Registered Stockholders.

The corporation: (i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, (ii) shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and (iii) shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of another person, whether or not it shall have express or other notice thereof.

ARTICLE VI

NOTICE AND WAIVER; REMOTE PARTICIPATION IN MEETINGS

6.1           Notice by Mail or Delivery.

Whenever, under the articles of incorporation, these bylaws or the Nevada Revised Statutes, written notice is required to be given to any stockholder, written notice: (i) if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder’s address as it appears on the corporation’s records, and (ii) if delivered, is given when left at the address of the stockholder as it appears on the corporation’s records.  An affidavit of the secretary of the corporation, or of the transfer agent or other agent of the corporation, that the notice has been given by mail shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

6.2           Notice by Electronic Transmission.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of the articles of incorporation, these bylaws or the Nevada Revised Statutes shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given, and the electronic transmission contains or is accompanied by information from which the stockholder can determine the date of the transmission.  Any such consent shall be revocable by the stockholder by written notice or notice by electronic transmission to the corporation.  Any such consent shall be deemed revoked if:

(i)           the stockholder is unable to receive two consecutive notices given by electronic transmission by the corporation in accordance with such consent; and

(ii)          such inability becomes known to the secretary of the corporation or to the transfer agent or other person responsible for the giving of notice;

provided, however, that the inadvertent failure to treat such inability to deliver notice by electronic transmission as a revocation shall not invalidate any meeting or other action.

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Any notice given to a stockholder by electronic transmission shall be deemed given when it is received by the stockholder.  Unless otherwise agreed between the corporation and the stockholder, an electronic transmission shall be deemed received by the stockholder when:

(i)           it enters an information processing system that the stockholder has designated or uses for the purpose of receiving electronic transmissions or information of the type sent; and

(ii)          it is in a form ordinarily capable of being processed by that system.

Receipt of an electronic acknowledgment from an information processing system establishes that an electronic transmission was received but, by itself, does not establish that the content sent corresponds to the content received.  An electronic transmission is received even if no natural person is aware of its receipt.  An affidavit of the secretary of the corporation, or of the transfer agent or other agent of the corporation, that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by the recipient thereof, and that may be directly reproduced in paper form by such recipient through an automated process used in conventional commercial practice; provided, however, that such communication need not be reproducible in such manner if: (i) the electronic transmission is otherwise retrievable in perceivable form, and (ii) the sender and the recipient have consented in writing to the use of such form of electronic transmission.

6.3           Notice to Stockholders Sharing and Address.

Without limiting the manner by which notice may otherwise be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the articles of incorporation, these bylaws or the Nevada Revised Statutes shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at the address to whom such notice is given.  Such consent shall be deemed to have been given by the stockholders if the stockholders fail to object in writing to the corporation within sixty (60) days of the date the stockholders were given such notice by the corporation of its intention to send a single notice to them.  The stockholders may revoke any such consent by giving written notice to the corporation.

6.4           Notice to Person With Whom Communication is Unlawful.

Whenever notice is required to be given, under the articles of incorporation, these bylaws or the Nevada Revised Statutes, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the corporation is such as to require the filing of a certificate under the Nevada Revised Statutes, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
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6.5           Waiver of Notice.

Whenever notice or other communication is required to be given to stockholders or other persons under the articles of incorporation, these bylaws or the Nevada Revised Statutes, a written waiver, signed by the person or persons entitled to the notice or communication, or a waiver by electronic transmission by the person or persons entitled to the notice or communication, whether before or after the time of the event for which the notice or communication is to be given, shall be deemed equivalent to such notice or communication.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the board of directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the articles of incorporation or these bylaws.  Any stockholder or director so waiving notice of such meeting of the stockholders or the board of directors, as applicable, shall be bound by the proceedings of any such meeting of the stockholders or the board of directors, as applicable, in all respects as if due notice thereof had been given.

6.6           Participation in Meetings by Remote Communication.

Unless otherwise restricted by the articles of incorporation or bylaws, stockholders, members of the board of directors or the governing body of any corporation, or of any committee designated by such board or body, may participate in a meeting of the stockholders, board, governing body or committee, as the case may be, through remote communication.  “Remote communication” means electronic communications, videoconferencing, teleconferencing or other available technology if the corporation has implemented reasonable measures to: (i) verify the identity of each person participating through such means as a stockholder, director or member of the governing body or committee, as the case may be; and (ii) provide the stockholders, directors or members of the governing body or committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, directors or members of the governing body or committee, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.  Participation in a meeting by remote communication pursuant to this Section 6.6 shall constitute presence in person at the meeting.

ARTICLE VII

INDEMNIFICATION AND LIMITATIONS ON LIABILITY

7.1           Indemnification of Officers and Directors in Third-Party Proceedings.

Subject to the other provisions of this Article VII, the corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, indemnify any person who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action, suit or proceeding by or in the right of the corporation, by reason of the fact that such person is or was an officer or director of the corporation, or, while such person is or was serving as an officer or director of the corporation, such person is or was serving at the request of the corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person: (i) is not liable pursuant to Section 78.138 of the Nevada Revised Statutes, or (ii) acted in good faith and in a manner that such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.  The termination of any such action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person: (i) is liable pursuant to Section 78.138 of the Nevada Revised Statutes, or (ii) did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, or, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

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7.2	Indemnification of Officers and Directors in Actions by or in the Right of the Corporation.

Subject to the other provisions of this Article VII, the corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, indemnify any person who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an officer or director of the corporation, or, while such person is or was serving as an officer or director of the corporation, such person is or was serving at the request of the corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by such person in connection with the defense or settlement of the action or suit, if such person: (i) is not liable pursuant to Section 78.138 of the Nevada Revised Statutes, and (ii) acted in good faith and in a manner that such person reasonably believed to be in or not opposed to the best interests of the corporation.  Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

7.3           Successful Defense.

To the extent that a present or former officer, director, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 7.1 or 7.2 hereof, or in defense of any claim, issue or matter therein, the corporation shall indemnify such person against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection therewith.

7.4           Indemnification of Employees and Agents.

Subject to the other provisions of this Article VII, the corporation shall have the power to indemnify its employees and agents to the fullest extent permitted by the Nevada Revised Statutes or other applicable law.  The board of directors shall have the power to delegate to one or more persons the determination of whether indemnification shall be provided to employees and agents.

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7.5           Advanced Payment of Expenses.

The corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, advance to any person who is or was made a party to, or is threatened to be made a party to, any threatened, pending or completed civil or criminal action, suit or proceeding by reason of the fact that such person is or was an officer or director of the corporation, or, while such person is or was serving as an officer or director of the corporation, such person is or was serving at the request of the corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, all expenses incurred by such officer or director in defending against such action, suit or proceeding as they are incurred and in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such officer or director to repay the amount if it is ultimately determined by a court that such officer or director is not entitled to be indemnified by the corporation.  The right to advancement of expenses shall not apply to any action, suit or proceeding for which indemnity is prohibited pursuant to these bylaws, but shall apply to any action, suit or proceeding referenced in Section 7.6(iii) or (iv) hereof prior to a determination that the person is not entitled to be indemnified by the corporation.

7.6           Limitations on Indemnification.

Subject to the requirements of Section 7.3 hereof and the Nevada Revised Statutes, the corporation shall not be obligated to indemnify any person pursuant to this Article VII in connection with any action, suit or proceeding, or any part of any action, suit or proceeding:

(i)            to the extent the corporation’s obligation to indemnify such person has been limited pursuant to one or more agreements to which the corporation and such person are a party;

(ii)           for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(iii)          for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)          for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(v)           initiated by such person, unless: (1) the board of directors authorized the action, suit or proceeding, or relevant part thereof, (2) the corporation, in its sole discretion, provides the indemnification pursuant to the powers vested in the corporation under applicable law, (3) the corporation is required to provide the indemnification pursuant to Section 7.7 hereof, or (4) the corporation is required to provide the indemnification pursuant to applicable law; or

(vi)          if prohibited by applicable law.

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7.7           Enforcement.

If, after final disposition of the applicable action, suit or proceeding, a claim for indemnification or advancement of expenses under this Article VII is not paid in full within sixty (60) days after receipt by the corporation of a written request therefor from the claimant, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses.  The corporation shall indemnify such person to the fullest extent permitted by law against any and all expenses that are incurred by such person in connection with prosecuting or defending any action for indemnification or advancement of expenses from the corporation under this Article VII to the extent such person is successful in such action and to the extent not prohibited by law.  In any such action, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

7.8           Limitation on Liability.

To the fullest extent permitted by the Nevada Revised Statutes, an officer or director of the corporation shall not be personally liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as an officer or director of the corporation unless it is proven that: (i) the officer’s or director’s act or failure to act constituted a breach of his or her fiduciary duties as an officer or director, and (ii) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

7.9           Non-Exclusivity of Rights.

The rights to indemnification and advancement of expenses granted under this Article VII shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or these bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise, for either an action in such person’s official capacity or an action in another capacity while holding such office, except that indemnification, unless ordered by a court pursuant to Section 78.7502 of the Nevada Revised Statutes or for the advancement of expenses made pursuant to Section 7.5 hereof, may not be made to or on behalf of any officer or director if a final adjudication establishes that the officer’s or director’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.  The limitations on personal liability granted under this Article VII shall not be deemed exclusive of any other limitations on personal liability to which a person may be entitled under the articles of incorporation or these bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise.  The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents with respect to indemnification, advancement of expenses and limitations on personal liability to the fullest extent permitted by the Nevada Revised Statutes.

7.10         Insurance.

The corporation may, to the fullest extent permitted by the Nevada Revised Statutes, purchase and maintain insurance or make other financial arrangements on behalf of any person who is required or permitted to be indemnified under this Article VII for any liability asserted against the person and any liability and expenses incurred by the person in his or her capacity as a director, officer, employee or agent, as the case may be, or arising out of such person’s status as such, whether or not the corporation has the authority to indemnify such a person against such liability and expenses.

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7.11         Reliance.

All rights to indemnification, advancement of expenses and limitations on liability and other rights granted in this Article VII shall be deemed contractual rights of the officers and directors, effective and enforceable to the same extent as if they were set forth in a written agreement between the corporation and the applicable officer or director.  Persons who were serving as officers or directors of the corporation on the date this Article VII was adopted by the corporation, or who become an officer or director of the corporation after the date this Article VII was adopted by the corporation, shall be conclusively presumed to have relied upon the rights to indemnity, advancement of expenses, limitations on liability and other rights granted in this Article VII in deciding to enter into or continue such service with the corporation.  The rights to indemnification, advancement of expenses, limitations on liability and other rights granted in this Article VII shall apply to claims made against any such officers and directors arising out of acts or omissions that occurred during or prior to the adoption of this Article VII as well as acts or omissions that occurred subsequent to the adoption of this Article VII.

7.12         Survival of Rights.

The rights to indemnification, advancement of expenses, limitations on liability and other rights conferred by this Article VII shall continue for any person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person’s heirs, executors and administrators.

7.13         Amendment or Repeal.

In the event the Nevada Revised Statutes are hereafter amended to permit the corporation to provide broader rights to indemnification or advancement of expenses to officers or directors than those provided herein, then the rights of officers and directors to indemnification and advancement of expenses, in addition to the rights of officers and directors to indemnification and advancement of expenses provided herein, shall be broadened to the fullest extent permitted by the Nevada Revised Statutes as so amended.  In the event the Nevada Revised Statutes are hereafter amended to further limit or eliminate the liability of officers or directors, then the liability of officers and directors, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the Nevada Revised Statutes as so amended.  Neither any amendment nor repeal of this Article VII, nor the adoption of any provision in the articles of incorporation that is inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of such inconsistent provision.

7.14         Certain Definitions.

For purposes of this Article VII, the following definitions shall apply:

(i)           references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

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(ii)           references to “other enterprises” shall include employee benefit plans;

(iii)          references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan;

(iv)          references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and

(v)           a person who acted in good faith and in a manner such person reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

ARTICLE VIII

GENERAL MATTERS

8.1           Execution of Corporate Contracts and Instruments.

Except as otherwise provided in the articles of incorporation or these bylaws, the board of directors may authorize any officer, agent or employee to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation.  Such authority may be general or confined to specific instances.  Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.2           Execution of Checks, Drafts and Evidences of Indebtedness.

From time to time, the board of directors or its delegate shall determine by resolution which person or persons may sign or endorse checks, drafts, other orders for payment of money, or notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3           Representation of Shares of Other Corporations.

The chairperson of the board of directors, the chief executive officer, the president or any vice president, the chief financial officer, the treasurer, or the secretary of the corporation, or any other person authorized by the board of directors or the chief executive officer, is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all securities of any other corporation, entity or other organization owned or held by the corporation for itself or for other parties in any capacity.  The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

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8.4           Fiscal Year.

The fiscal year of the corporation shall be fixed by resolutions of the board of directors and may be changed by resolutions of the board of directors.

8.5           Corporate Seal.

The board of directors shall have the power to adopt and use a corporate seal or stamp, and alter the same at its pleasure.  The use of a seal or stamp by the corporation on any corporate record is not necessary, and any such use or nonuse must not in any way affect the legality of any record.

8.6           Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Nevada Revised Statutes shall govern the construction of these bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.

8.7           Certain Conflicts.

To the extent any provision of these bylaws or the application thereof to any person or circumstance conflicts with any provision of the articles of incorporation, applicable stock exchange rules, the Nevada Revised Statutes or other applicable law, the provisions of the articles of incorporation, applicable stock exchange rules, the Nevada Revised Statutes or other applicable law, as the case may be, shall govern.

8.8           Severability.

To the extent any provision of these bylaws or the application thereof to any person or circumstance is held to be invalid, illegal or unenforceable for any reason and to any extent whatsoever: (i) such provision shall be enforced to the fullest extent permitted by law consistent with such holding, and construed so as to give effect to the intent manifested by the provision, and (ii) the remaining provisions of these bylaws shall not in any way be affected or impaired thereby and shall remain in full force and effect.

ARTICLE IX

AMENDMENTS

The board of directors is expressly authorized and empowered to adopt, amend or repeal these bylaws, including any bylaw adopted by the stockholders of the corporation.

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Annex D

AMERICAN RESTAURANT CONCEPTS, INC.
2014 STOCK INCENTIVE PLAN

1.            Purpose.

The purpose of the 2014 Stock Incentive Plan (the “Plan”) of American Restaurant Concepts, Inc., a Florida corporation (the “Company”), is to promote and closely align the interests of officers, directors and employees of, and consultants to, the Company and its stockholders by providing such individuals with stock-based compensation and other performance-based compensation.  The Plan is intended to strengthen the Company’s ability to reward officer, director, employee and consultant performance that enhances long-term stockholder value, increase officer, director, employee and consultant stock ownership through performance-based compensation plans, and strengthen the Company’s ability to attract and retain outstanding officers, directors, employees and consultants.

Except where the context otherwise requires or as specifically provided herein, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Section 424 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”), and any other business venture or affiliate in which the Company has a controlling interest.

2.            Administration.

(a)           Administration by Board.  The Plan will be administered by the board of directors of the Company (the “Board”).  The Board will have full and final authority to operate, manage and administer the Plan on behalf of the Company.  To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), all actions relating to Awards (as defined below) to persons subject to Section 16 of the Exchange Act may be taken by the Board or a Committee (as defined below) composed of two or more members, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.  To the extent required for compensation realized from Awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code (“Section 162(m)”), such Awards may be granted by the Board or a Committee composed of two or more members, each of whom is an “outside director” within the meaning of Section 162(m).

(b)           Authority of Board.  Except as provided in the Plan, the Board shall be authorized and empowered to take all actions necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

(1)           to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards and to define terms not otherwise defined herein;

(2)           to determine which persons are Participants (as defined below), to which of such Participants, if any, Awards shall be granted hereunder, and the timing of any such Awards;

(3)           to grant Awards to Participants and determine the terms and conditions thereof, including the number of shares of Common Stock (as defined below) subject to Awards and the circumstances under which Awards become exercisable or vested or are forfeited or expire;

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(4)           to establish, verify the extent of satisfaction of, adjust, reduce or waive any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(5)           to prescribe and amend the terms and conditions of the agreements or other documents evidencing Awards made under this Plan, which terms and conditions may differ among individual Awards and Participants;

(6)            to interpret and construe this Plan, any rules and regulations under this Plan, and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

(7)           to make all other determinations deemed necessary or advisable for the administration of the Plan.

All decisions and interpretations by the Board shall be made in the Board’s sole discretion and shall be final, binding and conclusive on all persons having or claiming any interest in the Plan or in any Award.  No member or former member of the Board acting pursuant to the authority delegated by the Board shall be liable for any action or determination made in good faith with respect to the Plan.

(c)           Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”).  Action of a Committee may be taken by the vote of a majority of its members or by the written consent of a majority of its members.  All decisions by a Committee shall be made in the Committee’s sole discretion and shall be final, binding and conclusive on all persons having or claiming any interest in the Plan or in any Award.  A Committee may allocate among its members and delegate to any director of the Company who is not a member of the Committee any of its administrative responsibilities.  All references in the Plan to the “Board” shall mean the Board or one or more Committees to the extent the Board has delegated any of its powers or authority under the Plan to such Committee.

3.            Individuals Eligible for Awards.

Awards under the Plan may be made to the following individuals: (i) employees, officers and directors of the Company, and (ii) consultants and advisors to the Company.  Each individual who is eligible to participate in the Plan or has been granted an Award under the Plan shall be deemed a “Participant.”

4.            Awards Available Under the Plan.

Awards may be  made under the Plan in the form of: (i) options, (ii) warrants, (iii) stock appreciation rights, (iv) restricted stock, (v) restricted stock units, (vi) unrestricted stock, and (vii) other equity-based or equity-related awards that the Board determines to be consistent with the purpose of the Plan and the interests of the Company (each award together with the written agreement containing the terms and conditions of the award, an “Award”).

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5.            Stock Available for Awards.

(a)           Number of Shares.  Awards may be made under the Plan for up to 1,000,000 shares of Class A common stock, $0.01 par value per share, of the Company (the “Common Stock”).  If: (i) any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), (ii) any Award results in any Common Stock not being issued (including, without limitation, when an Award is settled for cash), (iii) shares of Common Stock are surrendered or withheld from any Award to satisfy a Participant’s income tax or other withholding obligation, or (iv) shares of Common Stock owned by a Participant are tendered to pay the exercise price of any Award granted under the Plan, then in each such case the shares of Common Stock covered by such expired, terminated, canceled or forfeited Award or that are equal to the number of shares surrendered, withheld or tendered shall again become available for issuance pursuant to Awards granted or to be granted under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)           Limitations on Awards.  Except as provided under the Plan and under the terms of any Award: (i) there shall be no limit on the number or the value of shares of Common Stock that may be subject to Awards to any individual under the Plan, and (ii) there shall be no limit on the amount of cash, securities (other than shares of Common Stock as provided herein) or other property that may be delivered pursuant to any Award. The limitations on Awards described in this Section 5(b) shall be construed and applied consistently with Section 162(m) of the Code (“Section 162(m)”) to the extent any Awards are intended to qualify as “performance-based compensation” under Section 162(m).

(c)           Substitute Awards.  The Board may grant Awards in tandem with or in substitution for any other Award granted under this Plan or any award granted under any other plan of the Company.  The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation.  The Board may direct that the substitute Awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

6.            Options.

(a)           General.  The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option, and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.  An Option that is not intended to be an Incentive Stock Option (as defined below) or that is intended to be an Incentive Stock Option but fails to so qualify, whether at the time of grant or thereafter, shall be designated a “Nonstatutory Stock Option”.

(b)           Incentive Stock Options.  An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company, any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate fair market value as determined by, or in a manner approved by, the Board in good faith (“Fair Market Value”), determined as of the time of grant, of the shares of Common Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.  The Company shall have no liability to a Participant, or any other party, if an Option, or any part thereof, that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

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(c)           Exercise Price.  The Board shall establish the exercise price of an Option at the time each Option is granted and specify it in the applicable Award; provided, however, that if the Option granted is an Incentive Stock Option, the exercise price shall be not less than 100% of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted.  If an employee owns or is deemed to own, by reason of the attribution rules applicable under Section 424(d) of the Code, more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock at the time the Option is granted.

(d)           Duration.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award; provided, however, that no Option will be granted for a term in excess of 10 years.  If an employee owns or is deemed to own, by reason of the attribution rules applicable under Section 424(d) of the Code, more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such Option shall be no more than five years from the date of grant.

(e)           Exercisability; Rights of Stockholder.  Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that an Option shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.  A Participant shall have the rights of a stockholder only as to shares of Common Stock acquired upon the exercise of an Option and not as to shares of Common Stock underlying unexercised Options.

(f)           Restrictions.  The Board shall determine, with respect to each Option to be granted, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock that may be purchased thereunder.  Without limiting the generality of the foregoing, the Board may impose conditions restricting absolutely or conditionally the transferability of shares of Common Stock acquired through the exercise of Options for such periods, and subject to such conditions, including continued employment of the Participant by the Company, as the Board may determine.

(g)           Method of Exercise.  Options may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the Board, together with payment in full of the aggregate exercise price for the number of shares for which the Option is exercised.

(h)           Methods of Payment.  Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as specified in the applicable Award; provided, however, that if no such method of payment is specified in the Award, the Common Stock purchased upon the exercise of the Option may be paid for as follows:

(1)           in cash or by check, payable to the order of the Company;

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(2)           if the shares of Common Stock underlying the Option are registered under the Securities Act of 1933, as amended (the “Securities Act”), except as the Board may, in its sole discretion, otherwise provide in an Award, by: (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company the exercise price and any required tax withholding;

(3)           if the shares of Common Stock underlying the Option are registered under the Securities Act, by delivery of such shares of Common Stock owned by the Participant valued at their Fair Market Value, provided: (i) such method of payment is then permitted under applicable law, (ii) such shares of Common Stock were owned by the Participant at least six months prior to such delivery, and (iii) such shares of Common Stock are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements or restrictions (any such shares satisfying all of the requirements set forth in subsections (i), (ii) and (iii), “Mature Shares”);

(4)           by reducing the number of shares of Common Stock otherwise issuable under the Option to the Participant upon the exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregated exercise price; provided, however, that such method of payment is then permitted under applicable law;

(5)           to the extent permitted by applicable law and by the Board, in its sole discretion, by: (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(6)           by any combination of the above permitted forms of payment.

The delivery of certificates representing the shares of Common Stock to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the Participant (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for the shares and the fulfillment of any other requirements contained in the Option or imposed by applicable law.

7.            Warrants.

(a)           General.  The Board may grant warrants to purchase Common Stock (each, a “Warrant”) and determine the number of shares of Common Stock to be covered by each Warrant, the exercise price of each Warrant, and the conditions and limitations applicable to the exercise of each Warrant, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)           Exercise Price.  The Board shall establish the exercise price of a Warrant at the time each Warrant is granted and specify it in the applicable Award.

(c)           Exercisability; Rights of Stockholder.  Warrants shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that a Warrant shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.  A Participant shall have the rights of a stockholder only as to shares of Common Stock acquired upon the exercise of a Warrant and not as to shares of Common Stock underlying unexercised Warrants.

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(d)           Restrictions.  The Board shall determine, with respect to each Warrant to be granted, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock that may be purchased thereunder.  Without limiting the generality of the foregoing, the Board may impose conditions restricting absolutely or conditionally the transferability of shares of Common Stock acquired through the exercise of Warrants for such periods, and subject to such conditions, including continued employment of the Participant by the Company, as the Board may determine.

(e)           Method of Exercise.  Warrants may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the Board, together with payment in full of the aggregate exercise price for the number of shares for which the Warrant is exercised.

(f)           Methods of Payment.  Common Stock purchased upon the exercise of a Warrant granted under the Plan shall be paid for as specified in the applicable Award; provided, however, that if no such method of payment is specified in the Award, the Common Stock purchased upon the exercise of the Warrant may be paid for as follows:

(1)           in cash or by check, payable to the order of the Company;

(2)           if the shares of Common Stock underlying the Warrant are registered under the Securities Act, except as the Board may, in its sole discretion, otherwise provide in an Award, by: (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company the exercise price and any required tax withholding;

(3)           if the shares of Common Stock underlying the Warrant are registered under the Securities Act, by delivery of such shares of Common Stock owned by the Participant valued at their Fair Market Value, provided: (i) such method of payment is then permitted under applicable law, (ii) such shares of Common Stock were owned by the Participant at least six months prior to such delivery, and (iii) such shares of Common Stock are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements or restrictions (any such shares satisfying all of the requirements set forth in subsections (i), (ii) and (iii), “Mature Shares”);

(4)           by reducing the number of shares of Common Stock otherwise issuable under the Warrant to the Participant upon the exercise of the Warrant by a number of shares of Common Stock having a Fair Market Value equal to such aggregated exercise price; provided, however, that such method of payment is then permitted under applicable law;

(5)           to the extent permitted by applicable law and by the Board, in its sole discretion, by: (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(6)           by any combination of the above permitted forms of payment.

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The delivery of certificates representing the shares of Common Stock to be purchased pursuant to the exercise of a Warrant will be contingent upon receipt from the Participant (or a purchaser acting in his stead in accordance with the provisions of the Warrant) by the Company of the full purchase price for the shares and the fulfillment of any other requirements contained in the Warrant or imposed by applicable law.

8.            Stock Appreciation Rights.

(a)          General.  The Board may grant Awards entitling the holder on exercise thereof to acquire: (i) a number of shares of Common Stock, (ii) an equivalent amount of cash, or (iii) a combination of Common Stock and cash, as determined by the Board in its sole discretion, determined in whole or in part by reference to the appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock (each, a “SAR”), with such rights and subject to such restrictions and conditions as the Board may determine at the time of grant.

(b)           Exercise Price.  The Board shall establish the exercise price at the time each SAR is granted and specify it in the applicable Award.

(c)           Calculation of Appreciation.  Upon exercise, the Participant shall receive a number of shares of Common Stock, an amount of cash, or a combination of Common Stock and cash, having an aggregate Fair Market Value equal to the product of: (i) the sum of: (x) the Fair Market Value of a share of Common Stock on the date of the Participant’s request, less (y) the exercise price per share of Common Stock specified in such SAR, multiplied by (ii) the number of shares of Common Stock for which such SAR shall be exercised.

(d)           Exercisability; Rights of Stockholder.  SARs shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that a SAR shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.  A Participant shall have the rights of a stockholder only as to shares of Common Stock acquired upon the exercise of a SAR and not as to shares of Common Stock underlying unexercised SARs.

(e)           Restrictions.  The Board shall determine, with respect to each SAR to be granted, the nature and extent of the restrictions, if any, to be imposed on any shares of Common Stock that may be purchased thereunder.  Without limiting the generality of the foregoing, the Board may impose conditions restricting absolutely or conditionally the transferability of shares of Common Stock acquired through the exercise of SARs for such periods, and subject to such conditions, including continued employment of the Participant by the Company, as the Board may determine.

(f)            Method of Exercise.  SARs may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the Board.

9.            Restricted Stock.

(a)           General.  The Board may grant Awards entitling recipients to acquire, for such purchase price, if any, as may be determined by the Board, shares of Common Stock (“Restricted Stock”) with such rights and subject to such restrictions and conditions as the Board may determine at the time of grant.

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(b)           Acceptance of Award.  A Participant who is granted Restricted Stock shall have no rights with respect to such Award unless the Participant shall have accepted the Award within 90 days (or such longer or shorter period of time as the Board may specify in the Award) following the date of the Award by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument in such form as the Board shall determine that sets forth the terms and conditions applicable to the Restricted Stock.

(c)           Vesting of Restricted Stock.  Shares of Restricted Stock shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that the shares of Restricted Stock shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.”

(d)           Rights as a Stockholder.  Upon complying with the provisions of this Section 9, a Participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in the Plan and subject to such other conditions contained in the Award.  Unless the Board shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 9(c) above.

(e)           Waiver, Deferral and Reinvestment of Dividends.  The written instrument evidencing the Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

10.          Restricted Units.

(a)           General.  The Board may grant Awards entitling recipients to acquire in the future: (i) shares of Common Stock, (ii) an equivalent amount of cash, or (iii) a combination of shares of Common Stock and cash, as determined by the Board in its sole discretion, with such rights and subject to such restrictions and conditions as the Board may determine at the time of grant, (each, a “Restricted Unit”; together with Restricted Stock, a “Restricted Award”).

(b)           Vesting of Restricted Units.  Restricted Units shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that a Restricted Unit shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.

(c)           No Rights as Stockholder.  A Participant holding Restricted Units shall not have the rights of a stockholder with respect to the shares of Common Stock, if any, issuable under such Restricted Units, unless and until such shares are issued to the Participant pursuant to the provisions of the Restricted Units and this Plan.

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11.          Unrestricted Stock.

The Board may grant Awards entitling recipients to acquire, for such purchase price, if any, as may be determined by the Board, shares of Common Stock free of any vesting restrictions or conditions under the Plan (“Unrestricted Stock”).  Shares of Unrestricted Stock may be granted or sold in respect of past services or other valid consideration.

12.          Other Equity-Based Awards.

The Board may grant other types of equity-based or equity-related Awards in such amounts and subject to such terms and conditions as the Board may determine.  Such Awards may entail the transfer of actual shares of Common Stock to Participants or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

13.          Adjustments for Changes in Common Stock and Certain Other Events.

Awards shall be adjusted by the Company to address changes in capitalization, liquidation or dissolution events, reorganization and change in control events, and other similar events in the manner specified in the applicable Award; provided, however, that if no such methods of adjustment are provided in the Award, the Award shall be adjusted as follows:

(a)           Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of shares of Common Stock other than an ordinary cash dividend: (i) the number and class of securities available under this Plan, (ii) the limitations on Awards set forth in Section 5(b), (iii) the number and class of securities and exercise price per share subject to each Option, Warrant and SAR then outstanding, (iv) the repurchase price per share of Common Stock subject to each Restricted Award then outstanding, and (v) the terms of each other stock-based Award then outstanding, shall be adjusted appropriately by the Company, or substituted Awards may be made, if applicable, to the extent the Board shall determine, in good faith, that such an adjustment or substitution is necessary or appropriate.  Any adjustment under this Section 13(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.  If this Section 13(a) applies to an event and Section 13(c) also applies to the event, Section 13(c) shall be applicable to the event, and this Section 13(a) shall not be applicable to the event.

(b)           Liquidation or Dissolution.  In the event the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, the Board shall provide that: (i) except to the extent specifically provided to the contrary in any Award, all then unexercised Options, Warrants and SARs outstanding will: (A) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation, dissolution, sale or disposition, and (B) terminate effective upon such liquidation, dissolution, sale or disposition, except to the extent exercised before such effective date, and (ii) except to the extent specifically provided in any Restricted Award, all restrictions and conditions on all Restricted Awards then outstanding shall automatically be deemed terminated or satisfied.

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(c)          Reorganization and Change in Control Events.

(1)          Definitions.

(a)          A “Reorganization Event” shall mean the consummation, in one transaction or a series of transactions, of:

(i)           a merger or consolidation of the Company with or into another entity as a result of which all of the outstanding shares of Common Stock are converted into or exchanged for the right to receive cash, securities or other property; or

(ii)          a share exchange transaction pursuant to which all of the outstanding shares of Common Stock are exchanged for cash, securities or other property.

(b)          A “Change in Control Event” shall mean:

(i)           the consummation of an acquisition by an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (each, a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either: (x) the then-outstanding shares of Common Stock (the “Outstanding Common Stock”), or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Common Stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any entity controlled by the Company, or (D) any acquisition by any entity pursuant to a Business Combination (as defined in Section 13(c)(1)(b)(iii) below) that complies with clauses (x), (y) and (z) of subsection (iii) of this definition;

(ii)          an event that results in the Continuing Directors (as defined below) not constituting a majority of the Board (or, if applicable, the board of directors of the acquiring or succeeding entity).  “Continuing Director” means, at any date, a member of the Board: (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board, or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

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(iii)         the consummation, in one transaction or a series of transactions, of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale, lease, exchange, disposition or other transfer of all or substantially all of the assets of the Company (a “Business Combination”) unless, immediately following such Business Combination, each of the following three conditions is satisfied: (x) all or substantially all of the Persons that were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the acquiring or succeeding entity in such Business Combination, which shall include, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries (such resulting or acquiring entity is referred to herein as the “Acquiring Entity”) in substantially the same proportions as their ownership of the Outstanding Common Stock and Outstanding Voting Securities, respectively, immediately prior to such Business Combination, (y) no Person (excluding the Acquiring Entity or any employee benefit plan or related trust maintained or sponsored by the Company or by the Acquiring Entity) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Entity or the combined voting power of the then-outstanding securities of the Acquiring Entity entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination), and (z) Continuing Directors constitute at least a majority of the members of the Board after the consummation of the Business Combination.

(c)          When a series of transactions undertaken with a common purpose are deemed by the Board to be a Change in Control, the date of the Business Combination shall be the date on which the last of such transactions is consummated.

(2)          Effect on Options, Warrants and SARs.

(a)          Reorganization Event.

(i)           Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options, Warrants and SARs shall be assumed, or equivalent options, warrants and stock appreciation rights shall be substituted, by the acquiring or succeeding entity (or an affiliate thereof); provided, however, that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option, Warrant or SAR or any other agreement between a Participant and the Company, such assumed or substituted options, warrants and stock appreciation rights shall be immediately exercisable in full upon the occurrence of such Reorganization Event.  For purposes hereof, an Option, Warrant or SAR shall be considered to be assumed if, following consummation of the Reorganization Event, the Option, Warrant or SAR confers the right to purchase, for each share of Common Stock subject to the Option, Warrant or SAR immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding entity (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding entity (or an affiliate thereof), provide for the consideration to be received upon the exercise of Options, Warrants and SARs to consist solely of common stock of the acquiring or succeeding entity (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of Common Stock as a result of the Reorganization Event.

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(ii)           Notwithstanding the provisions of Section 13(c)(2)(a)(i), if the acquiring or succeeding entity (or an affiliate thereof) does not agree to assume, or substitute for, such Options, Warrants and SARs, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options, Warrants and SARs will become exercisable in full as of a specified time at least 10 business days prior to the effective date of the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options, Warrants and SARs shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which: (x) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options, Warrants and SARs (whether or not then exercisable), exceeds (y) the aggregate exercise price of such Options, Warrants and SARs.  To the extent all or any portion of an Option, Warrant or SAR becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option, Warrant or SAR, the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the exercise price of the Option, Warrant or SAR.  Such repurchase right: (x) shall lapse at the same rate as the Option, Warrant or SAR would have become exercisable under its terms, and (y) shall not apply to any shares subject to the Option, Warrant or SAR that was exercisable under its terms without regard to the first sentence of this paragraph.

(b)          Change in Control Event that is not a Reorganization Event.  Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in any Option, Warrant or SAR Award, all Options, Warrants and SARs then outstanding shall automatically become immediately exercisable in full.

(3)          Effect on Restricted Awards and Awards of Unrestricted Stock.

(a)          Reorganization Event that is not a Change in Control Event.  Upon the occurrence of a Reorganization Event that is not a Change in Control Event: (i) all outstanding Restricted Awards shall be assumed by the acquiring or succeeding entity (or an affiliate thereof) and shall apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Awards, and (ii) all outstanding Awards of unrestricted Common Stock shall apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Awards.

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(b)           Change in Control Event.  Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), all restrictions and conditions on all Restricted Awards and Awards of unrestricted Common Stock then outstanding shall automatically be deemed terminated or satisfied in full, as applicable.

(d)           Notice of Adjustment.  When any adjustment is required to be made under this Section 13, the Company shall promptly notify the Participant of such event and of the number of shares of Common Stock or other securities or property thereafter owned or that may be acquired under an Award.

(e)           No Impairment.  The Company and the Participant will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the Participant, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 13 and in the taking of all such action as may be necessary or appropriate in order to protect the rights or the Company and the Participant against impairment.

14.          Termination of Awards.

Awards shall terminate in the manner specified in the applicable Award; provided, however, that if no such methods of termination are specified in the Award, the Award shall terminate as follows:

(a)           Termination by Death.  If any Participant’s employment by, or other relationship with, the Company terminates by reason of death: (i) any Options, Warrants or SARs then owned by such Participant may thereafter be exercised, to the extent exercisable at the date of death by the legal representative or legatee of the Participant, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of death or the date of expiration of the stated term of the Options, Warrants or SARs, and (ii) the legal representative or legatee of the Participant shall have the right to acquire any shares of Common Stock underlying any Restricted Awards then owned by the Participant, to the extent the restrictions and conditions on such Restricted Awards have been terminated or satisfied at the date of death, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of death or the date of expiration of the stated term of the Restricted Award.

(b)           Termination by Reason of Disability or Retirement.

(1)         If a Participant’s employment by, or other relationship with, the Company terminates by reason of disability as set forth in Section 22(e)(3) of the Code (“Disability”): (i) any Options, Warrants or SARs then owned by such Participant may thereafter be exercised, to the extent they were exercisable at the time of such termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Options, Warrants or SARs, and (ii) the legal representative or guardian of the Participant shall have the right to acquire any shares of Common Stock underlying any Restricted Awards then owned by the Participant, to the extent the restrictions and conditions on such Restricted Awards have been terminated or satisfied at the date of such termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Restricted Award.

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(2)           If a Participant retires in good standing from active employment or service with the Company in accordance with the retirement policies of the Company then in effect (“Retirement”), (i) any Options, Warrants and SARs then held by the Participant may thereafter be exercised, to the extent they were exercisable at the time of such termination, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such Retirement or the date of expiration of the stated term of the Options, Warrants or SARs, and (ii) the Participant shall have the right to acquire any shares of Common Stock underlying any Restricted Awards then owned by the Participant, to the extent the restrictions and conditions on such Restricted Awards have been terminated or satisfied at the date of such Retirement, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such Retirement or the date of expiration of the stated term of the Restricted Award.

(3)           The Board shall have sole authority and discretion to determine whether a Participant’s employment or services has been terminated by reason of Disability or Retirement.

(c)          Termination for Cause.  If a Participant’s employment by, or other relationship with, the Company terminates for “Cause,” any Options, Warrants, SARs and Restricted Awards held by such Participant shall immediately terminate and be of no further force and effect; provided, however, that the Board may, in its sole discretion, provide that any such Options, Warrants, SARs and Restricted Awards may be exercised until the earlier of the date that is 90 days after the date of such termination of employment or the date of expiration of the stated term of the Options, Warrants, SARs or Restricted Awards.

“Cause” shall have the meaning ascribed to such term in any employment, consulting, advisory or other agreement between the applicable Participant and the Company; provided, however, that if no such agreement exists or, if such agreement exists but no such term is provided or defined therein, “Cause” shall mean a determination by the Company (including the Board) that the Participant’s employment or other relationship with the Company should be terminated as a result of: (i) a material breach by the Participant of any agreement to which the Participant and the Company are parties, (ii) any act or omission to act, other than death, Disability or Retirement, by the Participant that has a material and adverse effect on the business of the Company or on the Participant’s ability to perform services for the Company, including, without limitation, the proven or admitted commission of a felony, or (iii) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company.

(d)          Other Termination.  Unless otherwise determined by the Board, if a Participant’s employment by, or other relationship with, the Company terminates for any reason other than death, Disability, Retirement or for Cause: (i) any Options, Warrants and SARs held by such Participant may thereafter be exercised, to the extent they are exercisable on the date of termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Options, Warrants and SARs, and (ii) the Participant shall have the right to acquire any shares of Common Stock underlying any Restricted Awards then owned by the Participant, to the extent the restrictions and conditions on such Restricted Awards have been terminated or satisfied at the date of such termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Restricted Award.

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(e)           Transfer and Leave of Absence.  For purposes of this Plan, the following events shall not be deemed a termination of employment: (i) a transfer of employment between any of the Company, a parent, a subsidiary or any other affiliate of the Company, and (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Board, if the employee’s right to re-employment is guaranteed by a statute, by contract or under the policy pursuant to which the leave of absence was granted, or if the Board otherwise so provides in writing.

15.          Withholding.

(a)           Payment by Participant.  Each Participant shall pay to the Company, or make arrangements satisfactory to the Board regarding payment of, any federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income.  The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to a Participant whether or not pursuant to the Plan.

(b)           Payment in Shares.  A Participant may elect, with the consent of the Board, to have such tax withholding obligation satisfied, in whole or in part, by: (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to an Award a number of shares of Common Stock having an aggregate Fair Market Value that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of Mature Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.  The Company may require that any fractional share amount be settled in cash.  For the purposes of this Section 15(b), Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined.

(c)           Notice of Disqualifying Disposition.  If any Participant shall make any disposition of shares of Common Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), the Participant shall notify the Company of such disposition within 10 days thereof.

16.          Status of Participant.  With respect to the portion of any Award that has not been exercised and any payments in cash, shares of Common Stock or other consideration not received by a Participant, a Participant shall have no rights greater than those of a general unsecured creditor of the Company unless the Board shall otherwise expressly determine in connection with an Award.  The Board may, in its sole discretion, authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver shares of Common Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the preceding sentence.

17.          General Provisions Applicable to Awards.

(a)           Transferability of Awards.  Except as the Board may otherwise determine or provide in an Award or as otherwise provided in the Plan, no Award or any right or obligation thereunder may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, whether voluntarily or involuntarily, by the person to whom they are granted, except by will or the laws of descent and distribution.  Awards shall be exercisable only by the Participant or the Participant’s legal representative.  References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.  Notwithstanding the immediately proceeding three sentences, the Board may permit a Participant to transfer any Award to any person or entity that the Board so determines under such terms and conditions that it deems appropriate in its sole discretion.  Any assignment in violation of the provisions of this Section 17(a) shall be void.  All of the terms and conditions of this Plan and any Awards shall be binding upon any such permitted successors and assigns of the Participant.

D-15

(b)           Agreements Evidencing Awards.  Each Award granted under the Plan shall be evidenced by a written document that shall contain such provisions and conditions as the Board deems appropriate.  By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award.

(c)           Non-Uniform Determinations.  Except as otherwise provided by the Plan, each Award may be made alone or in addition to or in relation to any other Award.  The terms of each Award need not be identical, and the Board need not treat Participants uniformly, regardless of whether such persons are similarly situated.  Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make non-uniform and selective determinations when issuing Awards, and to grant non-uniform and selective Awards as to: (i) the persons to receive Awards, (ii) the terms and provisions of Awards, and (iii) whether a Participant’s employment has been terminated for purposes of the Plan.

(d)           Acceleration.  The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(e)           Delivery of Shares.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until: (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant shall have executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(f)           Stock Certificates.  Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company or the Company’s designee.  At the expiration of the applicable restriction periods, the Company or such designee shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the Participant’s legal representative or legatee.  Delivery of stock certificates to Participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company has delivered such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company.

18.          Miscellaneous.

(a)           No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award.  The adoption of the Plan and grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award.

D-16

(b)           Nature of Payments.  Any and all grants of Awards and deliveries of shares of Common Stock, cash, securities or other property under the Plan shall be in consideration of services performed or to be performed for the Company by the Participant.  Awards under the Plan may, in the discretion of the Board, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Participant.  All such grants and deliveries shall constitute a special discretionary incentive payment to the Participant and shall not be required to be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Participant, unless the Company specifically provides otherwise.

(c)           No Rights As Stockholder.  Subject to the provisions of the applicable Award, no Participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until delivery of the shares to the Participant or the Participant’s legal representative or legatee.  Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of, and the number of shares subject to, an Option, Warrant or SAR are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), a Participant who exercises such Option, Warrant or SAR between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option, Warrant or SAR exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(d)           Effective Date of Plan.  The Plan shall become effective on the date on which it is adopted by the Board; provided, however, that: (i) no Award granted to a Participant shall become effective until any stockholder approval of the Company to issue the underlying securities necessary under applicable legal, regulatory or listing requirements is obtained, and (ii) no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company’s stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m).

(e)           Entire Agreement.  This Plan and any Award contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.  No party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in the Plan and any Award.  By accepting an Award, the Participant agrees that it has not relied upon any representation or warranty, whether written or oral, made by the Company or any of its officers, directors, employees, agents or representatives, in making its decision to accept the Award.

(f)            Amendment of Plan or Award.  The Board may not amend or terminate a previously issued and outstanding award without the written consent of the recipient thereof.  Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment shall be obtained only to the extent necessary to comply with any applicable law, rule or regulation.  To the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)).  No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.  Notwithstanding the terms of this Section 18(f), the Plan and any Award may be amended without any additional consideration to affected Participants to the extent necessary to comply with, or avoid penalties under, Section 409A of the Code (“Section 409A”), even if those amendments reduce, restrict or eliminate rights granted prior to such amendments.

D-17

(g)           Severability.  If any provision of the Plan or any Award or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of the Plan or any Award shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

(h)           Successors and Assigns.  The terms and conditions of the Plan and any Award shall be binding upon and inure to the benefit of the Company and its successors and assigns.

(i)            Termination of Plan.  The Plan shall terminate on the tenth anniversary of the effective date of the Plan.   The Board may terminate the Plan at any time prior to such date.  No Award may be granted under the Plan after the Plan has been terminated.  No Award granted while this Plan is in effect shall be altered or impaired by termination of the Plan, except upon the written consent of the holder of such Award.  The power of the Board to construe and interpret this Plan and the Awards granted prior to the termination of the Plan shall continue after such termination.

(j)            Other Compensatory Arrangements.  Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either generally applicable or applicable only in specific cases.

(k)           Consents and Legal Requirements.  If the Board shall at any time determine that any Consent (as defined below) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock, or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Board.  The Board may require each person acquiring shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for investment purposes only and without a view to distribution thereof.  The Board may also direct that any certificate evidencing shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Board may determine to be necessary or desirable, and may advise the transfer agent to place a stop order against any legended shares.

“Consent” as used herein with respect to any Plan Action includes: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, or any law, rule or regulation of a jurisdiction outside the United States, (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification, or to obtain an exemption from the requirement that any such listing, registration or qualification be made, (iii) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency, and (iv) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Board.  Nothing herein shall require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

D-18

(l)            Section 83(b) Election.  No election under Section 83(b) of the Code (relating to the inclusion of gross income in the year of transfer the amounts specified in such Code section) or under a similar provision of the law of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award or by action of the Board in writing prior to the making of such election.  If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted under the terms of the Award or by such Board action to make any such election and the Participant makes the election, the Participant shall notify the Board of such election within 10 days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing or notification required pursuant to the regulations issued under Section 83(b) of the Code or other applicable provision.

(m)           Absence of Third-Party Beneficiary Rights.  Unless expressly provided in the Plan or any Award, no provision of the Plan or any Award is intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any client, customer, affiliate, officer, director, stockholder, employee, partner of any party hereto or any other person or entity, and, except as so provided, all provisions hereof and thereof will be solely between the parties to the Plan and any Award.

(n)           Provisions for Foreign Participants.  The Board may modify the terms and conditions of Awards granted to Participants who are foreign nationals or employed outside the United States, establish sub-plans under the Plan, or adopt such modifications or procedures as the Board may determine to be necessary or advisable, to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit, accounting or other matters.

(o)           Liability of the Company.  The Company and any affiliate that is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to: (i) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain approval from any regulatory body having jurisdiction deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option, Warrant, SAR or other Award granted hereunder.

(p)           Governing Law.  This Plan and any Award (unless otherwise provided in the Award) shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.  Any action arising out of or relating to any of the provisions of this Plan or such Award may be brought and prosecuted only in the courts of, or located in, the State of Florida with venue in Duval County, and in the event of such election the parties hereto consent to the jurisdiction and venue of said courts.

(q)           Section 409A.

(1)           Any Award under the Plan is intended either: (i) to be exempt from Section 409A under the stock right, short-term deferral or other exceptions available under Section 409A, or (ii) to comply with Section 409A, and the Plan shall be administered in a manner consistent with such intent.

D-19

(2)           Each Participant shall be solely responsible and liable for the satisfaction of any and all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an Award (including any taxes and penalties under Section 409A), and by accepting any Award under this Plan, each Participant acknowledges the same and agrees to be solely responsible and liable for, and hold the Board, the Committee, the Company and any subsidiary of the Company, and any employee or agent of any of the foregoing, harmless from, any adverse consequences to the Participant under the Code with respect to the Award or any underlying shares of Common Stock or other property, whether resulting from any action or inaction or omission of any such parties pursuant to the Plan or otherwise.

(3)           If, at the time of a Participant’s “separation from service” (within the meaning of Section 409A): (i) such Participant shall be a “specified employee” (within the meaning of Section 409A) and using the identification methodology selected by the Company from time to time, and (ii) the Committee shall make a good faith determination that an amount payable pursuant to an Award constitutes “deferred compensation” (within the meaning of Section 409A) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A in order to avoid taxes or penalties under Section 409A, then the Company shall not pay such amount on the otherwise scheduled payment date, but shall instead pay it on the first business day after such six-month period.  Such amount shall be paid without interest, unless otherwise determined by the Committee, in its discretion, or as otherwise provided in any applicable employment agreement between the Company and the relevant Participant.

(r)           Clawback. Notwithstanding any other provisions in this Plan to the contrary, by acceptance of any Award hereunder, each Participant expressly acknowledges and agrees that any and all Awards, and any incentive-based compensation, or any other compensation, awarded or paid to any Participant pursuant to this Plan which is subject to recovery under any law, government regulation or stock exchange listing requirement, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations of that Act, will be subject to such deductions, recovery and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).  In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property in the event a Participant’s employment by, or other relationship with, the Company terminates for “Cause” (as defined in Section 14(c)).  Participants shall, upon written demand by the Company, promptly repay any such Award, incentive-based compensation or other compensation or take such other action as the Company may require for compliance with this Section.  No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason,” “constructive termination,” or similar term under any agreement with the Company.

* * * * *

D-20

PRELIMINARY	PRELIMINARY
PROXY	PROXY

AMERICAN RESTAURANT CONCEPTS, INC.

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard W. Akam and Fred D. Alexander, and each of them, as proxies and attorneys-in-fact for the undersigned, with full power of substitution, and hereby authorizes them, and each of them, to vote all shares of Class A common stock of American Restaurant Concepts, Inc. (the “Company”) that the undersigned is entitled to vote at the Company’s Annual Meeting of Shareholders to be held on Friday, June 13, 2014, at 10:00 a.m. Eastern Standard Time, at the Company’s  corporate office located at 13453 North Main Street, Suite 206, Jacksonville, FL 32218, and at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting, upon and in respect of the following proposals and in accordance with the following instructions, with discretionary authority as to any and all other matters unknown a reasonable time before the solicitation that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF A PROPERLY EXECUTED PROXY IS RETURNED AND THE SHAREHOLDER HAS NOT INDICATED HOW THE SHARES ARE TO BE VOTED, THE SHARES REPRESENTED BY THE PROXY WILL BE CONSIDERED PRESENT AT THE MEETING FOR PURPOSES OF DETERMINING A QUORUM AND WILL BE VOTED “FOR” EACH PROPOSAL AND IN THE PROXIES’ DISCRETION FOR ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

Please mark your votes in blue or black ink as indicated in this example: ☒

		FOR	AGAINST	ABSTAIN
1.	Proposal to change the Company’s state of incorporation from Florida to Nevada.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to change the Company’s name from “American Restaurant Concepts, Inc.” to “ARC Holdings, Inc.”	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Proposal to authorize the issuance of up to 10,000,000 shares of preferred stock.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Proposal to adopt the American Restaurant Concepts, Inc. 2014 Stock Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
5.
Proposal to add a provision to the proposed articles of incorporation of American Restaurant Concepts, Inc. in Nevada (the “Nevada Charter”) opting out of Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive, contingent upon approval of Proposal No. 1.
		☐	☐	☐

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

		FOR	AGAINST	ABSTAIN
6.	Proposal to add a provision to the Nevada Charter opting out of Nevada Revised Statutes Sections 78.411 through 78.444, inclusive, contingent upon approval of Proposal No. 1.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
7.
Proposal to add a provision to the Nevada Charter to provide indemnification for, and limit the liability of, the Company’s officers and directors to the fullest extent permitted by Nevada law, contingent upon approval of Proposal No. 1.
		☐	☐	☐

		FOR	AGAINST	ABSTAIN
8.	Proposal to add a provision to the Nevada Charter to grant the power to adopt, amend or repeal the bylaws exclusively to the Company’s board of directors, contingent upon approval of Proposal No. 1.	☐	☐	☐

9.	Any other matter that is properly brought before the annual meeting or any adjournment or postponement thereof.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY AND ALL OTHER MATTERS UNKNOWN A REASONABLE TIME BEFORE THE SOLICITATION THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

Signature: __________________________________                                                                                           Dated: ______________________, 2014

Signature: __________________________________                                                                                           Dated: ______________________, 2014

Note: Please sign exactly as your name appears hereon.  When more than one name appears, all should sign.  When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.  If signing as a corporation or other entity, please sign in full entity name by a duly authorized officer, giving his or her full title as such.